
                                                                   EXHIBIT 10.32

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                      CHARTER COMMUNICATIONS OPERATING, LLC

                                       and

                 CHARTER COMMUNICATIONS OPERATING CAPITAL CORP.,

                                   as Issuers,

             EACH OF THE GUARANTORS FROM TIME TO TIME PARTY HERETO,

                                 as Guarantors,

                                       and

                             WELLS FARGO BANK, N.A.,

                                   as Trustee

                                     ------

                                    INDENTURE

                           Dated as of April 27, 2004

                      8% Senior Second Lien Notes due 2012
                    8-3/8% Senior Second Lien Notes due 2014

--------------------------------------------------------------------------------

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                                TABLE OF CONTENTS

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                                                  ARTICLE 1

                                 DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.01.      Definitions..............................................................................        1
Section 1.02.      Other Definitions........................................................................       27
Section 1.03.      Incorporation by Reference of Trust Indenture Act........................................       28
Section 1.04.      Rules of Construction....................................................................       28

                                                  ARTICLE 2

                                                  THE NOTES

Section 2.01.      Form and Dating..........................................................................       29
Section 2.02.      Execution and Authentication.............................................................       30
Section 2.03.      Registrar and Paying Agent...............................................................       31
Section 2.04.      Paying Agent to Hold Money in Trust......................................................       31
Section 2.05.      Holder Lists.............................................................................       31
Section 2.06.      Transfer and Exchange....................................................................       31
Section 2.07.      Replacement Notes........................................................................       42
Section 2.08.      Outstanding Notes........................................................................       43
Section 2.09.      Treasury Notes...........................................................................       43
Section 2.10.      Temporary Notes..........................................................................       43
Section 2.11.      Cancellation.............................................................................       43
Section 2.12.      Defaulted Interest.......................................................................       44

                                                  ARTICLE 3

                                          REDEMPTION AND PREPAYMENT

Section 3.01.      Notices to Trustee.......................................................................       44
Section 3.02.      Selection of Notes to Be Redeemed........................................................       44
Section 3.03.      Notice of Redemption.....................................................................       45
Section 3.04.      Effect of Notice of Redemption...........................................................       45
Section 3.05.      Deposit of Redemption Price..............................................................       45
Section 3.06.      Notes Redeemed in Part...................................................................       46
Section 3.07.      Optional Redemption......................................................................       46
Section 3.08.      Mandatory Redemption.....................................................................       47
Section 3.09.      Offer to Purchase by Application of Excess Proceeds......................................       47

                                                  ARTICLE 4

                                                  COVENANTS

Section 4.01.      Payment of Notes.........................................................................       49
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                                      -i-

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Section 4.02.      Maintenance of Office or Agency..........................................................       49
Section 4.03.      Reports..................................................................................       50
Section 4.04.      Compliance Certificate...................................................................       50
Section 4.05.      Taxes....................................................................................       51
Section 4.06.      Stay, Extension and Usury Laws...........................................................       51
Section 4.07.      Restricted Payments......................................................................       51
Section 4.08.      Investments..............................................................................       54
Section 4.09.      Dividend and Other Payment Restrictions Affecting Subsidiaries...........................       54
Section 4.10.      Incurrence of Indebtedness and Issuance of Preferred Stock...............................       56
Section 4.11.      Limitation on Asset Sales................................................................       59
Section 4.12.      Sale and Leaseback Transactions..........................................................       60
Section 4.13.      Transactions with Affiliates.............................................................       60
Section 4.14.      Liens....................................................................................       61
Section 4.15.      Existence................................................................................       62
Section 4.16.      Repurchase at the Option of Holders upon a Change of Control.............................       62
Section 4.17.      Note Guarantees; Security................................................................       63
Section 4.18.      Payments for Consent.....................................................................       65
Section 4.19.      Suspension of Covenants..................................................................       65
Section 4.20.      Potential Future Registration Rights.....................................................       66

                                                       ARTICLE 5

                                                      SUCCESSORS

Section 5.01.      Merger, Consolidation, or Sale of Assets.................................................       66
Section 5.02.      Successor Corporation Substituted........................................................       67

                                                       ARTICLE 6

                                                 DEFAULTS AND REMEDIES

Section 6.01.      Events of Default........................................................................       67
Section 6.02.      Acceleration.............................................................................       69
Section 6.03.      Other Remedies...........................................................................       69
Section 6.04.      Waiver of Existing Defaults..............................................................       70
Section 6.05.      Control by Majority......................................................................       70
Section 6.06.      Limitation on Suits......................................................................       70
Section 6.07.      Rights of Holders to Receive Payment.....................................................       70
Section 6.08.      Collection Suit by Trustee...............................................................       71
Section 6.09.      Trustee May File Proofs of Claim.........................................................       71
Section 6.10.      Priorities...............................................................................       71
Section 6.11.      Undertaking for Costs....................................................................       72

                                                       ARTICLE 7

                                                        TRUSTEE

Section 7.01.      Duties of Trustee........................................................................       72
Section 7.02.      Rights of Trustee........................................................................       73
Section 7.03.      Individual Rights of Trustee.............................................................       74
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                                      -ii-

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Section 7.04.      Trustee's Disclaimer.....................................................................       74
Section 7.05.      Notice of Defaults.......................................................................       74
Section 7.06.      Reports by Trustee to Holders............................................................       74
Section 7.07.      Compensation and Indemnity...............................................................       74
Section 7.08.      Replacement of Trustee...................................................................       75
Section 7.09.      Successor Trustee by Merger, etc.........................................................       76
Section 7.10.      Eligibility; Disqualification............................................................       76
Section 7.11.      Preferential Collection of Claims Against the Issuers....................................       76
Section 7.12.      Authorization of the Trustee.............................................................       76

                                                       ARTICLE 8

                                       LEGAL DEFEASANCE AND COVENANT DEFEASANCE

Section 8.01.      Option to Effect Legal Defeasance or Covenant Defeasance.................................       77
Section 8.02.      Legal Defeasance and Discharge...........................................................       77
Section 8.03.      Covenant Defeasance......................................................................       78
Section 8.04.      Conditions to Legal or Covenant Defeasance...............................................       78
Section 8.05.      Deposited Money and Government Securities to Be Held in Trust; Other
                      Miscellaneous Provisions..............................................................       80
Section 8.06.      Repayment to Issuers.....................................................................       80
Section 8.07.      Reinstatement............................................................................       80

                                                       ARTICLE 9

                                           AMENDMENT, SUPPLEMENT AND WAIVER

Section 9.01.      Without Consent of Holders...............................................................       81
Section 9.02.      With Consent of Holders..................................................................       82
Section 9.03.      Compliance with Trust Indenture Act......................................................       83
Section 9.04.      Revocation and Effect of Consents........................................................       83
Section 9.05.      Notation on or Exchange of Notes.........................................................       83
Section 9.06.      Trustee to Sign Amendments, etc..........................................................       84

                                                      ARTICLE 10

                                           COLLATERAL AND SECURITY DOCUMENTS

Section 10.01.     Security Documents; Additional Collateral................................................       84
Section 10.02.     Opinions.................................................................................       84
Section 10.03.     Suits to Protect the Collateral..........................................................       84
Section 10.04.     Release of Collateral....................................................................       85
Section 10.05.     Sufficiency of Release...................................................................       86
Section 10.06.     Actions by the Trustee...................................................................       86
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                                     -iii-

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                                                      ARTICLE 11

                                                       GUARANTEE

Section 11.01.     Unconditional Guarantee..................................................................       86
Section 11.02.     Severability.............................................................................       87
Section 11.03.     Limitation of Guarantor's Liability......................................................       87
Section 11.04.     Release of Guarantor.....................................................................       87
Section 11.05.     Contribution.............................................................................       88
Section 11.06.     Waiver of Subrogation....................................................................       89
Section 11.07.     Execution of Note Guarantee..............................................................       89
Section 11.08.     Waiver of Stay, Extension or Usury Laws..................................................       90

                                                      ARTICLE 12

                                                     MISCELLANEOUS

Section 12.01.     Trust Indenture Act Controls.............................................................       90
Section 12.02.     Notices..................................................................................       90
Section 12.03.     Communication by Holders with Other Holders..............................................       91
Section 12.04.     Certificate and Opinion as to Conditions Precedent.......................................       91
Section 12.05.     Statements Required in Certificate or Opinion............................................       92
Section 12.06.     Rules by Trustee and Agents..............................................................       92
Section 12.07.     No Personal Liability of Directors, Officers, Employees, Managers, Members
                      and Stockholders......................................................................       92
Section 12.08.     Governing Law............................................................................       92
Section 12.09.     No Adverse Interpretation of Other Agreements............................................       92
Section 12.10.     Successors...............................................................................       93
Section 12.11.     Severability.............................................................................       93
Section 12.12.     Counterpart Originals....................................................................       93
Section 12.13.     Table of Contents, Headings, etc.........................................................       93

                                                      ARTICLE 13

                                              SATISFACTION AND DISCHARGE

Section 13.01.     Satisfaction and Discharge of Indenture..................................................       93
Section 13.02.     Application of Trust Money...............................................................       94

Exhibit A-1  -  Form of Eight Year Note
Exhibit A-2  -  Form of Ten Year Note
Exhibit B    -  Form of Certificate of Transfer
Exhibit C    -  Form of Certificate of Exchange
Exhibit D    -  Form of Certificate from Acquiring Institutional Accredited
                Investor
Exhibit E    -  Form of Guarantee
Exhibit F    -  Form of Security Agreement
Exhibit G    -  Form of Supplemental Indenture
Exhibit H    -  Form of Registration Rights Agreement

                           INDENTURE dated as of April 27, 2004 among Charter
Communications Operating, LLC, a Delaware limited liability company (as further defined below, the "Company"), Charter Communications Operating Capital Corp., a Delaware corporation (as further defined below, "Capital Corp" and together with the Company, the "Issuers"), and Wells Fargo Bank, N.A., as trustee (the "Trustee").

                           The Issuers and the Trustee agree as follows for the
benefit of each other and for the equal and ratable benefit of the Holders:

                                   ARTICLE 1

                   DEFINITIONS AND INCORPORATION BY REFERENCE

                           Section 1.01. Definitions.

                           "Acquired Debt" means, with respect to any specified
Person:

         (1) Indebtedness of any other Person existing at the time such other Person is merged with or into or became a Subsidiary of such specified Person, whether or not such Indebtedness is incurred in connection with, or in contemplation of, such other Person merging with or into, or becoming a Subsidiary of, such specified Person; and

         (2) Indebtedness secured by a Lien encumbering any asset acquired by such specified Person.

                           "Additional Eight Year Notes" means the Issuers'
series of 8% Senior Second Lien Notes due 2012 issued under this Indenture in addition to the Original Eight Year Notes (other than any Eight Year Notes issued in respect of Original Eight Year Notes pursuant to Section 2.06, 2.07, 2.10, 3.06, 3.09, 4.16 or 9.05).

                           "Additional Notes" means the Additional Eight Year
Notes and the Additional Ten Year Notes, collectively, or the Additional Eight Year Notes or the Additional Ten Year Notes, as applicable.

                           "Additional Pari Passu First Priority Indebtedness"
means Pari Passu Indebtedness incurred in compliance with the terms of this Indenture, including Section 4.14 (other than Indebtedness owed to a Subsidiary or Affiliate of CCOH), which Indebtedness is secured by a first-priority Lien or otherwise is pari passu, in terms of sharing of proceeds of Collateral, with Indebtedness under the CCO Credit Facility, Related Obligations or other Pari Passu First Priority Indebtedness of the Company or its Restricted Subsidiaries, as such Indebtedness may be amended or refinanced from time to time.

                           "Additional Pari Passu Second Priority Indebtedness"
means Pari Passu Indebtedness incurred in compliance with the terms of this Indenture, including Section 4.14 (other than Indebtedness owed to a Subsidiary or Affiliate of CCOH), which Indebtedness is secured by a second-priority Lien or otherwise is pari passu, in terms of sharing of proceeds of Collateral, with Indebtedness under the Notes, as such Indebtedness may be amended or refinanced from time to time.

                           "Additional Ten Year Notes" means the Issuers' series
of 8-3/8% Senior Second Lien Notes due 2014 issued under this Indenture in addition to the Original Ten Year Notes (other than any Ten Year Notes issued in respect of Original Ten Year Notes pursuant to Section 2.06, 2.07, 2.10, 3.06, 3.09, 4.16 or 9.05).

                           "Affiliate" of any specified Person means any other
Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control," as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; provided, however, that beneficial ownership of 10% or more of the Voting Stock of a Person shall be deemed to be control. For purposes of this definition, the terms "controlling," "controlled by" and "under common control with" shall have correlative meanings.

                           "Agent" means any Registrar or Paying Agent.

                           "Applicable Procedures" means, with respect to any
transfer or transaction involving a Global Note or beneficial interest therein, the rules and procedures of the Depositary, Euroclear and Clearstream, in each case to the extent applicable to such transaction and as in effect from time to time.

                  "Asset Acquisition" means:

         (a) an Investment by the Company or any of its Restricted Subsidiaries in any other Person pursuant to which such Person shall become a Restricted Subsidiary of the Company or any of its Restricted Subsidiaries or shall be merged with or into the Company or any of its Restricted Subsidiaries, or

         (b) the acquisition by the Company or any of its Restricted Subsidiaries of the assets of any Person which constitute all or substantially all of the assets of such Person, any division or line of business of such Person or any other properties or assets of such Person other than in the ordinary course of business.

                           "Asset Sale" means:

         (1) the sale, lease, conveyance or other disposition of any assets or rights, other than sales of inventory in the ordinary course of the Cable Related Business consistent with applicable past practices; provided, however, that the sale, conveyance or other disposition of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole, shall be governed by Section 4.16 and/or Section 5.01 and not by the provisions of Section 4.11; and

         (2) the issuance of Equity Interests by any Restricted Subsidiary of the Company or the sale of Equity Interests in any Restricted Subsidiary of the Company.

Notwithstanding the preceding, the following items shall not be deemed to be Asset Sales:

         (1)      any single transaction or series of related transactions that:

                  (a) involves assets having a fair market value of less than $100 million; or

                  (b) results in net proceeds to the Company and its Restricted Subsidiaries of less than $100 million;

         (2) a transfer of assets between or among the Company and/or its Restricted Subsidiaries;

         (3) an issuance of Equity Interests by a Restricted Subsidiary of the Company to the Company or to another Wholly Owned Restricted Subsidiary of the Company;

         (4) a Restricted Payment that is permitted by Section 4.07, a Restricted Investment that is permitted by Section 4.08 or a Permitted Investment;

         (5) the incurrence of Liens not prohibited by this Indenture and the disposition of assets related to such Liens by the secured party pursuant to a foreclosure; and

         (6)      any disposition of cash or Cash Equivalents.

                           "Attributable Debt" in respect of a sale and
leaseback transaction means, at the time of determination, the present value of the obligation of the lessee for net rental payments during the remaining term of the lease included in such sale and leaseback transaction, including any period for which such lease has been extended or may, at the option of the lessee, be extended. Such present value shall be calculated using a discount rate equal to the rate of interest implicit in such transaction, determined in accordance with GAAP.

                           "Authority" means any national, federal, state,
municipal or local government or quasi-governmental agency or authority.

                           "Bank Agents" means the Persons acting as the duly
authorized representatives of the Lenders pursuant to any of the Credit Facilities then outstanding under clause (1) of the definition of "Permitted Debt."

                           "Bankruptcy Law" means Title 11, U.S. Code or any
federal or state law of any jurisdiction relating to bankruptcy, insolvency, winding up, liquidation, reorganization or relief of debtors.

                           "Beneficial Owner" has the meaning assigned to such
term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular "person" (as such term is used in Section 13(d)(3) of the Exchange Act), such "person" shall be deemed to have beneficial ownership of all securities that such "person" has the right to acquire, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition.

                           "Board of Directors" means the board of directors or
comparable governing body of CCI or, if so specified, the Company, in either case, as constituted as of the date of any determination required to be made, or action required to be taken, pursuant to this Indenture.

                           "Business Day" means any day other than a Legal
Holiday.

                           "Cable Related Business" means the business of owning
cable television systems and businesses ancillary, complementary and related thereto.

                           "Capital Corp" means Charter Communications Operating
Capital Corp., a Delaware corporation, and any successor Person thereto.

                           "Capital Lease Obligation" means, at the time any
determination thereof is to be made, the amount of the liability in respect of a capital lease that would at that time be required to be capitalized on a balance sheet in accordance with GAAP.

                  "Capital Stock" means:

         (1)      in the case of a corporation, corporate stock;

         (2) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock;

         (3) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited); and

         (4) any other interest (other than any debt obligation) or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

                           "Capital Stock Sale Proceeds" means the aggregate net
cash proceeds (including the fair market value of the non-cash proceeds, as determined by an independent appraisal firm) received by the Company or its Restricted Subsidiaries from and after the Issue Date, in each case:

         (x) as a contribution to the common equity capital or from the issue or sale of Equity Interests (other than Disqualified Stock and other than issuances or sales to a Subsidiary of the Company) of the Company after the Issue Date; or

         (y) from the issue or sale of convertible or exchangeable Disqualified Stock or convertible or exchangeable debt securities of the Company that have been converted into or exchanged for such Equity Interests (other than Equity Interests (or Disqualified Stock or debt securities) sold to a Subsidiary of the Company).

                           "Cash Equivalents" means:

         (1)      United States dollars;

         (2) securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than twelve months from the date of acquisition;

         (3) certificates of deposit and eurodollar time deposits with maturities of twelve months or less from the date of acquisition, bankers' acceptances with maturities not exceeding six months and overnight bank deposits, in each case, with any domestic commercial bank having combined capital and surplus in excess of $500 million and a Thomson BankWatch Rating at the time of acquisition of "B" or better;

         (4) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (2) and (3) above entered into with any financial institution meeting the qualifications specified in clause (3) above;

         (5) commercial paper having a rating at the time of acquisition of at least "P-1" from Moody's or at least "A-1" from S&P and in each case maturing within twelve months after the date of acquisition;

         (6) corporate debt obligations maturing within twelve months after the date of acquisition thereof, rated at the time of acquisition at least "Aaa" or "P-1" by Moody's or "AAA" or "A-1" by S&P;

         (7) auction-rate Preferred Stocks of any corporation maturing not later than 45 days after the date of acquisition thereof, rated at the time of acquisition at least "Aaa" by Moody's or "AAA" by S&P;

         (8) securities issued by any state, commonwealth or territory of the United States, or by any political subdivision or taxing authority thereof, maturing not later than six months after the date of acquisition thereof, rated at the time of acquisition at least "A" by Moody's or S&P; and

         (9) money market or mutual funds at least 90% of the assets of which constitute Cash Equivalents of the kinds described in clauses (1) through (8) of this definition.

                           "Casualty" means, with respect to any Collateral, any
loss of, damage to or destruction of all or any material part of such Collateral.

                           "CCH I" means CCH I, LLC, a Delaware limited
liability company, and any successor Person thereto.

                           "CCH II" means CCH II, LLC, a Delaware limited
liability company, and any successor Person thereto.

                           "CCH II Indentures" means, collectively, the
indenture entered into by CCH II and CCH II Capital Corp., a Delaware corporation, with respect to their 10.25% Senior Notes due 2010 and any indentures, note purchase agreements or similar documents entered into by CCH II and CCH II Capital Corp. for the purpose of incurring Indebtedness in exchange for, or the proceeds of which are used to refinance, any of the Indebtedness described above, in each case, together with all instruments and other agreements entered into by CCH II and CCH II Capital Corp. in connection therewith, as any of the foregoing may be refinanced, replaced, amended, supplemented or otherwise modified from time to time.

                           "CCI" means Charter Communications, Inc., a Delaware
corporation, and any successor Person thereto.

                           "CCI Indentures" means, collectively, the indentures
entered into by CCI with respect to its 5.75% Convertible Senior Notes due 2005 and its 4.75% Convertible Senior Notes due 2006 and any indentures, note purchase agreements or similar documents entered into by CCI after the Issue Date for the purpose of incurring Indebtedness in exchange for, or the proceeds of which are used to refinance, any of the Indebtedness described above, in each case, together with all instruments and other agreements entered into by CCI in connection therewith, as any of the foregoing may be refinanced, replaced, amended, supplemented or otherwise modified from time to time.

                           "CCO Credit Facility" means the Amended and Restated
Credit Agreement, dated as of April 27, 2004, by and among the Company, CCOH, the Lenders from time to time parties thereto, JPMorgan Chase Bank, as Administrative Agent, JPMorgan Chase Bank, Bank of America, N.A., Citigroup North America, Inc. and Credit Suisse First Boston, acting through its Cayman Islands Branch, as Syndication Agents, and General Electric Capital Corporation, Credit Lyonnais New York Branch and Deutsche Bank Securities Inc., as Documentation Agents, as amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time.

                           "CCOH" means CCO Holdings, LLC, a Delaware limited
liability company, and any successor Person thereto.

                           "CCOH Indentures" means, collectively, the indenture
entered into by CCOH and CCO Holdings Capital Corp., a Delaware corporation, with respect to their 8 3/4% Senior Notes due 2013 and any indentures, note purchase agreements or similar documents entered into by CCOH and CCO Holdings Capital Corp. for the purpose of incurring Indebtedness in exchange for, or the proceeds of which are used to refinance, any of the Indebtedness described above, in each case, together with all instruments and other agreements entered into by CCOH and CCO Holdings Capital Corp. in connection therewith, as any of the foregoing may be refinanced, replaced, amended, supplemented or otherwise modified from time to time.

                           "Change of Control" means the occurrence of any of
the following:

         (1) the sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole, or of a Parent and its Subsidiaries, taken as a whole, to any "person" (as such term is used in Section 13(d)(3) of the Exchange Act) other than Paul G. Allen or a Related Party;

         (2) the adoption of a plan relating to the liquidation or dissolution of the Company or a Parent (except the liquidation of any Parent into any other Parent);

         (3) the consummation of any transaction, including, without limitation, any merger or consolidation, the result of which is that any "person" (as defined above) other than Paul G. Allen or any of the Related Parties becomes the Beneficial Owner, directly or indirectly, of more than 35% of the Voting Stock of the Company or a Parent, measured by voting power rather than the number of shares, unless Paul
         G. Allen or a Related Party Beneficially Owns, directly or indirectly, a greater percentage of Voting Stock of the Company or such Parent, as the case may be, measured by voting power rather than the number of shares, than such person;

         (4) after the Issue Date, the first day on which a majority of the members of the Board of Directors of CCI are not Continuing Directors;

         (5) the Company or a Parent consolidates with, or merges with or into, any Person, or any Person consolidates with, or merges with or into, the Company or a Parent, in any such event pursuant to a transaction in which any of the outstanding Voting Stock of the Company or such Parent is converted into or exchanged for cash, securities or other property, other than any such transaction where the Voting Stock of the Company or such Parent outstanding immediately prior to such transaction is converted into or exchanged for Voting Stock (other than Disqualified Stock) of the surviving or transferee Person constituting a majority of the outstanding shares of such Voting Stock of such surviving or transferee Person immediately after giving effect to such issuance; or

         (6) (i) Charter Communications Holding Company, LLC shall cease to own beneficially, directly or indirectly, 100% of the Capital Stock of Charter Holdings or (ii) Charter Holdings shall cease to own beneficially, directly or indirectly, 100% of the Capital Stock of the Company.

                           "Charter Holdings" means Charter Communications
Holdings, LLC, a Delaware limited liability company, and any successor Person thereto.

                           "Charter Holdings Indentures" means, collectively,
(a) the indentures entered into by Charter Holdings and Charter Communications Holdings Capital Corporation in connection with the issuance of each of the 8.250% Senior Notes Due 2007 dated March 1999, 8.625% Senior Notes Due 2009 dated March 1999, 9.920% Senior Discount Notes Due 2011 dated March 1999, 10.000% Senior Notes Due 2009 dated January 2000, 10.250% Senior Notes Due 2010 dated January 2000, 11.750% Senior Discount Notes Due 2010 dated January 2000, 10.750% Senior Notes Due 2009 dated January 2001, 11.125% Senior Notes Due 2011 dated January 2001, 13.500% Senior Discount Notes Due 2011 dated January 2001, 9.625% Senior Notes Due 2009 dated May 2001, 10.000% Senior Notes Due 2011 dated May 2001, 11.750% Senior Discount Notes Due 2011 dated May 2001, 9.625% Senior Notes Due 2009 dated January 2002, 10.000% Senior Notes Due 2011 dated January 2002 and 12.125% Senior Discount Notes Due 2012 dated January 2002, and (b) any indentures, note purchase agreements or similar documents entered into by Charter Holdings and/or Charter Communications Holdings Capital Corporation after the Issue Date for the purpose of incurring Indebtedness in exchange for, or proceeds of which are used to refinance, any of the Indebtedness described in the foregoing clause (a), in each case, together with all instruments and other agreements entered into by Charter Holdings or Charter Communications Holdings Capital Corporation in connection therewith, as the same may be refinanced, replaced, amended, supplemented or otherwise modified from time to time.

                           "Charter Refinancing Indebtedness" means any
Indebtedness of a Charter Refinancing Subsidiary issued in exchange for, or the net proceeds of which are used within 90 days after the date of issuance thereof, to extend, refinance, renew, replace, defease, purchase, acquire or refund (including successive extensions, refinancings, renewals, replacements, defeasances, purchases, acquisitions or refunds) Indebtedness initially incurred under any one or more of the Charter Holdings Indentures, the CCI Indentures, the CCH II Indentures, the CCOH Indentures or this Indenture; provided, however, that:

         (1) the principal amount (or accreted value, if applicable) of such Charter Refinancing Indebtedness does not exceed the principal amount of (or accreted value, if applicable) plus accrued interest and premium, if any, on the Indebtedness so extended, refinanced, renewed, replaced, defeased, purchased, acquired or refunded (plus the amount of reasonable fees, commissions and expenses incurred in connection therewith); and

         (2) such Charter Refinancing Indebtedness has a final maturity date later than the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded.

                           "Charter Refinancing Subsidiary" means CCH I, CCH II
or any other directly or indirectly wholly owned Subsidiary (and any related corporate co-obligor if such Subsidiary is a limited liability company or other association not taxed as a corporation) of CCI or Charter Communications Holding Company, LLC which is or becomes a Parent.

                           "Clearstream" means Clearstream Banking, societe
anonyme (formerly Cedelbank).

                           "Collateral" means the assets that from time to time
secure the Notes.

                           "Commission" or "SEC" means the Securities and
Exchange Commission.

                           "Company" means Charter Communications Operating,
LLC, a Delaware limited liability company, and any successor Person thereto.

                           "Condemnation" means any taking of the Collateral or
any material part thereof, in or by condemnation, expropriation or similar proceedings, eminent domain proceedings, seizure or forfeiture, pursuant to any law, general or special, or by reason of the temporary requisition of the use or occupancy of the Collateral, or any part thereof, by any Authority.

                           "Consolidated EBITDA" means, with respect to any
Person, for any period, the net income of such Person and its Restricted Subsidiaries for such period plus, to the extent such amount was deducted in calculating such net income:

         (1)      Consolidated Interest Expense;

         (2)      income taxes;

         (3)      depreciation expense;

         (4)      amortization expense;

         (5) all other non-cash items, extraordinary items, nonrecurring and unusual items and the cumulative effects of changes in accounting principles reducing such net income, less all non-cash items, extraordinary items, nonrecurring and unusual items and cumulative effects of changes in accounting principles increasing such net income, all as determined on a consolidated basis for such Person and its Restricted Subsidiaries in conformity with GAAP, as in effect at December 31, 2002;

         (6) amounts actually paid during such period pursuant to a deferred compensation plan; and

         (7)      for purposes of Section 4.10 only, Management Fees;

provided, however, that Consolidated EBITDA shall not include:

         (x) the net income (or net loss) of any Person that is not a Restricted Subsidiary ("Other Person"), except

                  (i) with respect to net income, to the extent of the amount of dividends or other distributions actually paid to such Person or any of its Restricted Subsidiaries by such Other Person during such period; and

                  (ii) with respect to net losses, to the extent of the amount of investments made by such Person or any Restricted Subsidiary of such Person in such Other Person during such period;

         (y) solely for the purposes of calculating the amount of Restricted Payments that may be made pursuant to clause (3) of the second paragraph of Section 4.07 (and in such case, except to the extent includable pursuant to clause (x) above), the net income (or net loss) of any Other Person accrued prior to the date it becomes a Restricted Subsidiary or is merged into or consolidated with such Person or any Restricted Subsidiaries or all or substantially all of the property and assets of such Other Person are acquired by such Person or any of its Restricted Subsidiaries; and

         (z) the net income of any Restricted Subsidiary of the Company to the extent that the declaration or payment of dividends or similar distributions by such Restricted Subsidiary of such net income is not at the time permitted by the operation of the terms of such Restricted Subsidiary's charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Restricted Subsidiary (other than any agreement or instrument evidencing Indebtedness or Preferred Stock (i) outstanding on the Issue Date or
         (ii) incurred or issued thereafter in compliance with Section 4.10; provided, however, that (a) the terms of any such agreement or instrument restricting the declaration and payment of dividends or similar distributions apply only in the event of a default with respect to a financial covenant or a covenant relating to payment, beyond any applicable period of grace, contained in such agreement or instrument,
         (b) such terms are determined by such Person to be customary in comparable financings and (c) such restrictions are determined by the Company not to materially affect the Issuers' ability to make principal or interest payments on the Notes when due).

                           "Consolidated Indebtedness" means, with respect to
any Person as of any date of determination, the sum, without duplication, of:

         (1) the total amount of outstanding Indebtedness of such Person and its Restricted Subsidiaries, plus

         (2) the total amount of Indebtedness of any other Person that has been Guaranteed by the referent Person or one or more of its Restricted Subsidiaries, plus

         (3) the aggregate liquidation value of all Disqualified Stock of such Person and all Preferred Stock of Restricted Subsidiaries of such Person, in each case, determined on a consolidated basis in accordance with GAAP.

                           "Consolidated Interest Expense" means, with respect
to any Person for any period, without duplication, the sum of:

         (1) the consolidated interest expense of such Person and its Restricted Subsidiaries for such period, whether paid or accrued (including, without limitation, amortization or original issue discount, non-cash interest payments, the interest component of any deferred payment obligations, the interest component of all payments associated with Capital Lease Obligations, commissions, discounts and other fees and charges incurred in respect of letter of credit or bankers' acceptance financings, and net payments (if any) pursuant to Hedging Obligations);

         (2) the consolidated interest expense of such Person and its Restricted Subsidiaries that was capitalized during such period; and

         (3) any interest expense on Indebtedness of another Person that is guaranteed by such Person or one of its Restricted Subsidiaries or secured by a Lien on assets of such Person or one of its Restricted Subsidiaries (whether or not such Guarantee or Lien is called upon);

excluding, however, any amount of such interest of any Restricted Subsidiary of the referent Person if the net income of such Restricted Subsidiary is excluded in the calculation of Consolidated EBITDA pursuant to clause (z) of the definition thereof (but only in the same proportion as the net income of such Restricted Subsidiary is excluded from the calculation of Consolidated EBITDA pursuant to clause (z) of the definition thereof), in each case, on a consolidated basis and in accordance with GAAP.

                           "Continuing Directors" means, as of any date of
determination, any member of the Board of Directors of CCI who:

         (1)      was a member of the Board of Directors of CCI on the Issue
         Date; or

         (2) was nominated for election or elected to the Board of Directors of CCI with the approval of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election, or whose election or appointment was previously so approved.

                           "Corporate Trust Office of the Trustee" shall be at
the address of the Trustee specified in Section 12.02 or such other address as to which the Trustee may give notice to the Issuers.

                           "Credit Facilities" means, with respect to the
Company and/or its Restricted Subsidiaries, one or more debt facilities or commercial paper facilities (including, without limitation, the CCO Credit Facility), in each case with banks or other lenders (other than a Parent of the Issuers) providing for revolving credit loans, term loans, debt securities, receivables financing (including through the sale of receivables to such lenders or to special purpose entities formed to borrow from such lenders against such receivables) or letters of credit, in each case, as amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time.

                           "Default" means any event that is, or with the
passage of time or the giving of notice or both would be, an Event of Default.

                           "Definitive Note" means a certificated Note
registered in the name of the Holder thereof and issued in accordance with
Section 2.06, substantially in the form of Exhibit A-1 hereto in the case of Eight Year Notes and Exhibit A-2 in the case of Ten Year Notes, except that such Note shall not bear the Global Note Legend and shall not have the "Schedule of Exchanges of Interests in the Global Note" attached thereto.

                           "Depositary" means, with respect to the Global Notes,
the Person specified in Section 2.03 as the Depositary with respect to the Notes, and any and all successors thereto appointed as depositary hereunder and having become such pursuant to the applicable provision of this Indenture.

                           "Disposition" means, with respect to any Person, any
merger, consolidation or other business combination involving such Person (whether or not such Person is the surviving Person) or the sale, assignment, transfer, lease or conveyance, or other disposition, of all or substantially all of such Person's assets or Capital Stock.

                           "Disqualified Stock" means any Capital Stock that, by
its terms (or by the terms of any security into which it is convertible, or for which it is exchangeable, in each case at the option of the holder thereof) or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the holder thereof, in whole or in part, on or prior to the date that is 91 days after the date on which the Notes mature. Notwithstanding the preceding sentence, any Capital Stock that would constitute Disqualified Stock solely because the holders thereof have the right to require the Company to repurchase such Capital Stock upon the occurrence of a change of control or an asset sale shall not constitute Disqualified Stock if the terms of such Capital Stock provide that the Company may not repurchase or redeem any such Capital Stock pursuant to such provisions unless such repurchase or redemption complies with
Section 4.07.

                           "Eight Year Note" or "Eight Year Notes" means the
Initial Eight Year Notes, any Additional Eight Year Notes and the Exchange Eight Year Notes.

                           "Equity Interests" means Capital Stock and all
warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

                           "Equity Offering" means any private or underwritten
public offering of Qualified Capital Stock of the Company or a Parent of which the gross proceeds to the Company or received by the Company as a capital contribution from such Parent (directly or indirectly), as the case may be, are at least $25 million.

                           "Euroclear" means Morgan Guaranty Trust Company of
New York, Brussels office, as operator of the Euroclear system.

                           "Exchange Act" means the Securities Exchange Act of
1934, as amended, or any successor statute or statutes thereto.

                           "Exchange Eight Year Notes" means the Issuers' series
of 8% Senior Second Lien Notes due 2012, containing terms substantially identical to the Initial Eight Year Notes or any Initial Additional Eight Year Notes (except that (i) such Exchange Eight Year Notes shall not contain terms with respect to transfer restrictions and shall be registered under the Securities Act and (ii) certain provisions relating to an increase in the stated rate of interest thereon shall be eliminated), that are issued and exchanged for
(a) the Initial Eight Year Notes, as provided for in any Registration Rights Agreement relating to such Initial Eight Year Notes and this Indenture, or (b) such Initial Additional Eight Year Notes, as may be provided in any Registration Rights Agreement relating to such Initial Additional Eight Year Notes and this Indenture (including any amendment or supplement thereto).

                           "Exchange Notes" means the Exchange Eight Year Notes
and the Exchange Ten Year Notes, collectively, or the Exchange Eight Year Notes or the Exchange Ten Year Notes, as applicable.

                           "Exchange Ten Year Notes" means the Issuers' series
of 8-3/8% Senior Second Lien Notes due 2014, containing terms substantially identical to the Initial Ten Year Notes or any Initial Additional Ten Year Notes (except that (i) such Exchange Ten Year Notes shall not contain terms with respect to transfer restrictions and shall be registered under the Securities Act and (ii) certain provisions relating to an increase in the stated rate of interest thereon shall be eliminated), that are issued and exchanged for (a) the Initial Ten Year Notes, as provided for in any Registration Rights Agreement relating to such Initial Ten Year Notes and this Indenture, or (b) such Initial Additional Ten Year Notes, as may be provided in any Registration Rights Agreement relating to such Initial Additional Ten Year Notes and this Indenture (including any amendment or supplement thereto).

                           "Exchange Offer" means an offer to exchange Initial
Notes or Initial Additional Notes, if any, of a particular series for Exchange Notes of such series pursuant to a Registration Rights Agreement.

                           "Exchange Offer Registration Statement" means a
registration statement relating to an Exchange Offer as may be provided in any Registration Rights Agreement.

                           "Existing Indebtedness" means Indebtedness of the
Company and its Restricted Subsidiaries in existence on the Issue Date, until such amounts are repaid.

                           "GAAP" means generally accepted accounting principles
set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, which are in effect on the Issue Date.

                           "Global Note Legend" means the legend set forth in
Section 2.06(g)(ii), which is required to be placed on all Global Notes issued under this Indenture.

                           "Global Notes" means, individually and collectively,
each of the Restricted Global Notes and the Unrestricted Global Notes.

                           "Government Securities" means direct obligations of,
or obligations guaranteed by, the United States of America, and the payment for which the United States pledges its full faith and credit.

                           "Guarantee" or "guarantee" means a guarantee other
than by endorsement of negotiable instruments for collection in the ordinary course of business, direct or indirect, in any manner including, without limitation, by way of a pledge of assets or through letters of credit or reimbursement agreements in respect thereof, of all or any part of any Indebtedness, measured as the lesser of the aggregate outstanding amount of the Indebtedness so guaranteed and the face amount of the guarantee.

                           "Guarantee and Pledge Availability Period" means any
period during which (a) Charter Holdings satisfies the Leverage Condition or (b) the Leverage Condition is no longer applicable (whether as a result of payment in full, defeasance or otherwise, but not as a result of an exception not requiring satisfaction of the Leverage Condition) to the ability of any Subsidiary of the Issuers to issue a Note Guarantee or pledge collateral to secure the Notes.

                           "Guarantee and Pledge Date" means the fifth Business
Day after the first occurrence of the Guarantee and Pledge Availability Period after the Issue Date.

                           "Guarantor" means:

         (1) each Restricted Subsidiary that executes and delivers a Note Guarantee pursuant to Section 4.17, and

         (2) each other Person that otherwise executes and delivers a Note Guarantee (including CCOH),

in each case, until such time as such Person is released from its Note Guarantee in accordance with the provisions of this Indenture.

                           "Hedging Obligations" means, with respect to any
Person, the obligations of such Person under:

         (1) interest rate swap agreements, interest rate cap agreements and interest rate collar agreements;

         (2) interest rate option agreements, foreign currency exchange agreements, foreign currency swap agreements; and

         (3) other agreements or arrangements designed to protect such Person against fluctuations in interest and currency exchange rates.

                           "Helicon Preferred Stock" means the preferred limited
liability company interest of Charter-Helicon LLC with an aggregate liquidation value of $25 million.

                           "Holder" means a record-holder of the Notes.

                           "Indebtedness" means, with respect to any specified
Person, any indebtedness of such Person, whether or not contingent:

         (1)      in respect of borrowed money;

         (2) evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof);

         (3) in respect of banker's acceptances;

         (4) representing Capital Lease Obligations;

         (5) in respect of the balance deferred and unpaid of the purchase price of any property, except any such balance that constitutes an accrued expense or trade payable; or

         (6) representing the notional amount of any Hedging Obligations,

if and to the extent any of the preceding items (other than letters of credit and Hedging Obligations) would appear as a liability upon a balance sheet of the specified Person prepared in accordance with GAAP. In addition, the term "Indebtedness" includes all Indebtedness of others secured by a Lien on any asset of the specified Person (whether or not such Indebtedness is assumed by the specified Person) and, to the extent not otherwise included, the guarantee by such Person of any indebtedness of any other Person.

                           The amount of any Indebtedness outstanding as of any
date shall be:

         (1) the accreted value thereof, in the case of any Indebtedness issued with original issue discount; and

                  (2) the principal amount thereof, together with any interest thereon that is more than 30 days past due, in the case of any other Indebtedness.

                           "Indenture" means this Indenture, as amended or
supplemented from time to time.

                           "Indirect Participant" means a Person who holds a
beneficial interest in a Global Note through a Participant.

                           "Initial Additional Eight Year Notes" means
Additional Eight Year Notes issued in an offering not registered under the Securities Act.

                           "Initial Additional Notes" means Initial Additional
Eight Year Notes and Initial Additional Ten Year Notes, collectively, or the Initial Additional Eight Year Notes or the Initial Additional Ten Year Notes, as applicable.

                           "Initial Additional Ten Year Notes" means Additional
Ten Year Notes issued in an offering not registered under the Securities Act.

                           "Initial Eight Year Notes" means the Issuers' series
of 8% Senior Second Lien Notes due 2012, issued on the Issue Date (and any Eight Year Notes issued in respect thereof pursuant to Section 2.06, 2.07, 2.10, 3.06, 3.09, 4.16 or 9.05).

                           "Initial Notes" means the Initial Eight Year Notes
and the Initial Ten Year Notes, collectively, or the Initial Eight Year Notes or the Initial Ten Year Notes, as applicable.

                           "Initial Ten Year Notes" means the Issuers' series of
8-3/8% Senior Second Lien Notes due 2014, issued on the Issue Date (and any Ten Year Notes issued in respect thereof pursuant to Section 2.06, 2.07, 2.10, 3.06, 3.09, 4.16 or 9.05).

                           "Insolvency Proceeding" means any proceeding in
respect of bankruptcy, insolvency, winding up, receivership, dissolution or assignment for the benefit of creditors, in each of the foregoing events whether under a Bankruptcy Law or otherwise.

                           "Institutional Accredited Investor" means an
institution that is an "accredited investor" as defined in Rule 501(a)(1), (2),
(3) or (7) under the Securities Act that is not also a QIB.

                           "Investment Grade Rating" means a rating equal to or
higher than Baa3 (or the equivalent) by Moody's and BBB- (or the equivalent) by S&P.

                           "Investments" means, with respect to any Person, all
investments by such Person in other Persons, including Affiliates, in the forms of direct or indirect loans (including guarantees of Indebtedness or other obligations), advances or capital contributions (excluding commission, travel and similar advances to officers and employees made in the ordinary course of business) and purchases or other acquisitions for consideration of Indebtedness, Equity Interests or other securities, together with all items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP.

                           "Issue Date" means April 27, 2004.

                           "Issuers" has the meaning assigned to it in the
preamble to this Indenture.

                           "Legal Holiday" means a Saturday, a Sunday or a day
on which banking institutions in The City of New York or at a place of payment are authorized by law, regulation or executive order to remain closed. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue on such payment for the intervening period.

                           "Lenders" means the lenders from time to time under
the CCO Credit Facility.

                           "Letter of Transmittal" means the letter of
transmittal to be prepared by the Issuers and sent to all Holders of the Initial Notes or any Initial Additional Notes for use by such Holders in connection with any Exchange Offer.

                           "Leverage Condition" means the condition in the
Charter Holdings Indentures that Charter Holdings be able to incur an additional $1.00 of Indebtedness (as defined in the Charter Holdings Indentures) under the Leverage Ratio (as defined in the Charter Holdings Indentures) test set forth in the first paragraph of Section 4.10 of each of the Charter Holdings Indentures as in effect on the Issue Date, calculated in accordance with the terms of the Charter Holdings Indentures and Charter Holdings' past practice (including, if applicable, review by Charter Holdings' independent accountants) for satisfying such condition, which in any event shall be deemed satisfied if, and at any time, such condition is deemed satisfied for purposes of any CCO Credit Facility.

                           "Leverage Ratio" means, as to the Company, as of any
date, the ratio of:

         (1)      the Consolidated Indebtedness of the Company on such date to

         (2) the aggregate amount of Consolidated EBITDA for the Company for the most recently ended fiscal quarter for which internal financial statements are available multiplied by four (the "Reference Period").

                           In addition to the foregoing, for purposes of this
definition, "Consolidated EBITDA" shall be calculated on a pro forma basis after giving effect to:

         (1)      the issuance of the Notes;

         (2) the incurrence of the Indebtedness or the issuance of the Disqualified Stock or other Preferred Stock (and the application of the proceeds therefrom) giving rise to the need to make such calculation and any incurrence or issuance (and the application of the proceeds therefrom) or repayment of other Indebtedness, Disqualified Stock or Preferred Stock, other than the incurrence or repayment of Indebtedness for ordinary working capital purposes, at any time subsequent to the beginning of the Reference Period and on or prior to the date of determination, as if such incurrence (and the application of the proceeds thereof), or the repayment, as the case may be, occurred on the first day of the Reference Period; and

         (3) any Dispositions or Asset Acquisitions (including, without limitation, any Asset Acquisition giving rise to the need to make such calculation as a result of such Person or one of its Restricted Subsidiaries (including any person that becomes a Restricted Subsidiary as a result of such Asset Acquisition) incurring, assuming or otherwise becoming liable for or issuing Indebtedness, Disqualified Stock or Preferred Stock) made on or subsequent to the first day of the Reference Period and on or prior to the date of determination, as if such Disposition or Asset Acquisition (including the incurrence, assumption or liability for any such Indebtedness, Disqualified Stock or Preferred Stock and also including any Consolidated EBITDA associated with such Asset Acquisition, including any cost savings adjustments in compliance with Regulation S-X promulgated by the Commission) had occurred on the first day of the Reference Period.

                           "Lien" means, with respect to any asset, any
mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law, including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction.

                           "Loan Party" means the Company and each direct or
indirect affiliate or shareholder (or equivalent) of the Company or any of its affiliates that is now or hereafter becomes a party to the CCO Credit Facility or this Indenture.

                           "Make-Whole Premium" means an amount equal to the
excess of (a) the present value of the remaining interest and principal payments due on an Eight Year Note to its final maturity date, computed using a discount rate equal to the Treasury Rate on such date plus 0.50%, over (b) the outstanding principal amount of such Note.

                           "Management Fees" means the fees payable to CCI
pursuant to the management and mutual services agreements between or among any one or more of the Company, its Parents and their Restricted Subsidiaries and pursuant to the limited liability company agreements of certain Restricted Subsidiaries as such management, mutual services or limited liability company agreements exist on the Issue Date (or, if later, on the date any new Restricted Subsidiary is acquired or created), including any amendment or replacement thereof; provided, however, that any such new agreements or amendments or replacements of existing agreements are not more disadvantageous to the Holders in any material respect than such management agreements existing on the Issue Date; and provided further, however, that such new, amended or replacement management agreements do not provide for percentage fees, taken together with fees under existing agreements, any higher than 3.5% of CCI's consolidated total revenues for the applicable payment period.

                           "Moody's" means Moody's Investors Service, Inc. or
any successor to the rating agency business thereof.

                           "Net Proceeds" means the aggregate cash proceeds
received by the Company or any of its Restricted Subsidiaries in respect of any Asset Sale (including, without limitation, any cash received upon the sale or other disposition of any non-cash consideration received in any Asset Sale), net of the direct costs relating to such Asset Sale, including, without limitation, legal, accounting and investment banking fees, and sales commissions, and any relocation expenses incurred as a result thereof or taxes paid or payable as a result thereof (including amounts distributable in respect of owners', partners' or members' tax liabilities resulting from such sale), in each case after taking into account any available tax credits or deductions and any tax sharing arrangements and amounts required to be applied to the repayment of Indebtedness.

                           "Non-Recourse Debt" means Indebtedness:

         (1) as to which neither the Company nor any of its Restricted Subsidiaries

                  (a) provides credit support of any kind (including any undertaking, agreement or instrument that would constitute Indebtedness);

                  (b) is directly or indirectly liable as a guarantor or otherwise; or

                  (c)      constitutes the lender;

         (2) no default with respect to which (including any rights that the holders thereof may have to take enforcement action against an Unrestricted Subsidiary) would permit upon notice, lapse of time or both any holder of any other Indebtedness (other than the Notes) of the Company or any of its Restricted Subsidiaries to declare a default on such other Indebtedness or cause the payment thereof to be accelerated or payable prior to its stated maturity; and

                  (3) as to which the lenders have been notified in writing that they will not have any recourse to the stock or assets of the Company or any of its Restricted Subsidiaries.

                           "Non-U.S. Person" means a Person who is not a U.S.
Person.

                           "Note Guarantee" means, individually, any Guarantee
of payment of the Notes by a Guarantor pursuant to the terms of this Indenture and any supplemental indenture thereto, and, collectively, all such Guarantees. Each such Note Guarantee shall be in the form prescribed by this Indenture.

                           "Notes" means the Eight Year Notes and the Ten Year
Notes, collectively, or the Eight Year Notes or the Ten Year Notes, as applicable.

                           "Officer" means, with respect to any Person, the
Chairman of the Board, the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, the Controller, the Secretary or any Vice-President of such Person.

                           "Officers' Certificate" means a certificate signed on
behalf of the Company or Capital Corp, as the case may be, by two Officers of the Company or Capital Corp, as the case may be, one of whom must be the principal executive officer, the chief financial officer or the treasurer of the Company or Capital Corp, as the case may be, that meets the requirements of
Section 12.05.

                           "Opinion of Counsel" means an opinion from legal
counsel that meets the requirements of Section 12.05. The counsel may be an employee of or counsel to the Company or any Subsidiary of the Company.

                           "Original Eight Year Notes" means the Initial Eight
Year Notes and any Exchange Eight Year Notes issued in exchange therefor.

                           "Original Ten Year Notes" means the Initial Ten Year
Notes and any Exchange Ten Year Notes issued in exchange therefor.

                           "Original Notes" means the Original Eight Year Notes
and the Original Ten Year Notes, collectively, or the Original Eight Year Notes or the Original Ten Year Notes, as applicable.

                           "Parent" means CCOH, CCH II, CCH I, Charter Holdings,
Charter Communications Holding Company, LLC, CCI and/or any direct or indirect Subsidiary of the foregoing 100% of the Capital Stock of which is owned directly or indirectly by one or more of the foregoing Persons, as applicable, and that directly or indirectly beneficially owns 100% of the Capital Stock of the Company, and any successor Person to any of the foregoing.

                           "Pari Passu First Priority Indebtedness" means the
Indebtedness represented by (i) the obligations under a Credit Facility and any Related Obligations to the extent incurred in compliance with the terms of this Indenture and (ii) the obligations under any Additional Pari Passu First Priority Indebtedness to the extent incurred in compliance with the terms of this Indenture.

                           "Pari Passu First Priority Secured Parties" means
each of (i) the Bank Agents on behalf of themselves and the Lenders and the Related Obligations Counterparties and (ii) the holders from time to time of any Additional Pari Passu First Priority Indebtedness and the duly authorized representative(s) of such holders, if any; provided, however, that each such Person, or the duly authorized representative thereof, shall have become a party to the applicable Security Documents.

                           "Pari Passu Indebtedness" means, with respect to any
Person, Indebtedness of such Person unless, with respect to any other item of Indebtedness of such Person, the instrument creating or evidencing the same or pursuant to which the same is outstanding or any other agreement governing the terms of such Indebtedness expressly provides that such Indebtedness shall be subordinated in right of payment to any other Indebtedness or obligation of such Person. Notwithstanding the foregoing, "Pari Passu Indebtedness" shall not include:

         (i) Indebtedness of the Company owed to any Restricted Subsidiary or Affiliate of the Company or Indebtedness of any such Restricted Subsidiary owed to the Company or any other Restricted Subsidiary or any Affiliate of such Restricted Subsidiary;

         (ii)     Indebtedness incurred in violation of this Indenture;

         (iii)    Indebtedness represented by Disqualified Stock; and

         (iv) any Indebtedness to or guaranteed on behalf of any shareholder (other than a Parent), director, officer or employee of the Company or any Restricted Subsidiary of the Company.

                           "Pari Passu Second Priority Indebtedness" means the
Indebtedness represented by (i) the Notes and the Note Guarantees and (ii) the obligations under any Additional Pari Passu Second Priority Indebtedness, in each case, to the extent incurred in compliance with the terms of this Indenture.

                           "Pari Passu Second Priority Secured Parties" means
each of (i) the Trustee, on behalf of itself and the Holders, and (ii) the holders from time to time of any Additional Pari Passu Second Priority Indebtedness and the duly authorized representative(s) of such holders, if any; provided, however, that each such Person, or the duly authorized representative thereof, shall have become a party to the applicable Security Documents.

                           "Participant" means, with respect to the Depositary,
Euroclear or Clearstream, a Person who has an account with the Depositary, Euroclear or Clearstream, respectively (and, with respect to DTC, shall include Euroclear and Clearstream).

                           "Permitted Investments" means:

         (1) any Investment by the Company in a Restricted Subsidiary thereof, or any Investment by a Restricted Subsidiary of the Company in the Company or in another Restricted Subsidiary of the Company;

         (2)      any Investment in Cash Equivalents;

         (3) any Investment by the Company or any of its Restricted Subsidiaries in a Person, if as a result of such Investment:

                  (a) such Person becomes a Restricted Subsidiary of the Company, or

                  (b) such Person is merged, consolidated or amalgamated with or into, or transfers or conveys substantially all of its assets to, or is liquidated into, the Company or a Restricted Subsidiary of the Company;

         (4) any Investment made as a result of the receipt of non-cash consideration from an Asset Sale that was made pursuant to and in compliance with Section 4.11;

         (5) any Investment made out of the net cash proceeds of the issue and sale after the Issue Date (other than to a Subsidiary of the Company) of Equity Interests (other than Disqualified Stock) of the Company to the extent that such net cash proceeds have not been applied to make a Restricted Payment or to effect other transactions pursuant to Section 4.07 hereof;

         (6) other Investments in any Person (other than any Parent) having an aggregate fair market value, when taken together with all other Investments in any Person made by the Company and its Restricted Subsidiaries (without duplication) pursuant to this clause (6) from and after the Issue Date, not to exceed $750 million (initially measured on the date each such Investment was made and without giving effect to subsequent changes in value, but reducing the amount outstanding by the aggregate amount of principal, interest, dividends, distributions, repayments, proceeds or other value otherwise returned or recovered in respect of any such Investment, but not to exceed the initial amount of such Investment) at any one time outstanding;

         (7) Investments in customers and suppliers in the ordinary course of business which either;

                  (A)      generate accounts receivable, or

                  (B)      are accepted in settlement of bona fide disputes;

         (8) Investments consisting of payments by the Company or any of its Subsidiaries of amounts that are neither dividends nor distributions but are payments of the kind described in clause (2) of the second paragraph of Section 4.07 to the extent such payments constitute Investments; and

         (9) regardless of whether a Default then exists, Investments in any Unrestricted Subsidiary made by the Company and/or any of its Restricted Subsidiaries with the proceeds of (x) distributions from any Unrestricted Subsidiary or (y) capital contributions received from any Parent (other than CCI).

                           "Permitted Liens" means;

         (1) Liens on the assets of the Company and its Restricted Subsidiaries securing Indebtedness described under clause (1) of the second paragraph of Section 4.10 and other obligations under the agreements governing such Indebtedness and Related Obligations or under clause (11) of such second paragraph;

         (2)      Liens in favor of the Company;

         (3) Liens to secure the performance of statutory obligations, surety or appeal bonds, performance bonds or other obligations of a like nature and that do not constitute Indebtedness, incurred in the ordinary course of business;

         (4) Liens for taxes, assessments or governmental charges or claims that are not yet delinquent or that are being contested in good faith by appropriate proceedings promptly instituted and diligently concluded; provided, however, that any reserve or other appropriate provision as shall be required in conformity with GAAP shall have been made therefor;

         (5) statutory and common law Liens of landlords and carriers, warehousemen, mechanics, suppliers, materialmen, repairmen or other similar Liens arising in the ordinary course of business and with respect to amounts not yet delinquent or being contested in good faith by appropriate legal proceedings promptly instituted and diligently conducted and for which a reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made;

         (6) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security;

         (7) Liens incurred or deposits made to secure the performance of tenders, bids, leases, statutory or regulatory obligation, bankers' acceptance, surety and appeal bonds, government contracts, performance and return-of-money bonds and other obligations of a similar nature incurred in the ordinary course of business (exclusive of obligations for the payment of borrowed money);

         (8) easements, rights-of-way, municipal and zoning ordinances and similar charges, encumbrances, title defects or other irregularities that do not materially interfere with the ordinary course of business of the Company or any of its Restricted Subsidiaries;

         (9) Liens of franchisors or other regulatory bodies arising in the ordinary course of business;

         (10) Liens arising from filing Uniform Commercial Code financing statements regarding leases or other Uniform Commercial Code financing statements for precautionary purposes relating to arrangements not constituting Indebtedness;

         (11) Liens arising from the rendering of a final judgment or order against the Company or any of its Restricted Subsidiaries that does not give rise to an Event of Default;

         (12) Liens securing reimbursement obligations with respect to letters of credit (but not with respect to Indebtedness) that encumber documents and other property relating to such letters of credit and the products and proceeds thereof;

         (13) Liens consisting of any interest or title of licensor in the property subject to a license;

         (14) Liens arising from the sales or other transfers of accounts receivable which are past due or otherwise doubtful of collection in the ordinary course of business;

         (15) Liens incurred in the ordinary course of business of the Company and its Restricted Subsidiaries with respect to obligations which in the aggregate do not exceed $50 million at any one time outstanding;

         (16) Liens in favor of the Trustee arising under this Indenture and similar provisions in favor of trustees or other agents or representatives under indentures or other agreements governing debt instruments entered into after the date hereof;

         (17) Liens in favor of the Trustee for its benefit and the benefit of Holders of all of the Notes, as their respective interests appear;

         (18) purchase money mortgages or other purchase money Liens (including, without limitation, any Capital Lease Obligations) incurred by the Company or any Restricted Subsidiary upon any fixed or capital assets, assets useful in developing a telephony business and/or assets useful for general operating financing needs acquired after the Issue Date or purchase money mortgages (including, without limitation, Capital Lease Obligations) on any such assets, whether or not assumed, existing at the time of acquisition of such assets, whether or not assumed, so long as:

                  (a) such mortgage or lien does not extend to or cover any of the assets of the Company or such Restricted Subsidiary, except the asset so developed, constructed or acquired, and directly related assets such as enhancements and modifications thereto, substitutions, replacements, proceeds (including insurance proceeds), products, rents and profits thereof; and

                  (b) such mortgage or lien secures the obligation to pay all or a portion of the purchase price of such asset, interest thereon and other charges, costs and expenses (including, without limitation, the cost of design, development, construction, acquisition, transportation, installation, improvement and migration) and is incurred in connection therewith (or the obligation under such Capital Lease Obligation) only; and

         (19) Liens securing Permitted Refinancing Indebtedness, to the extent that the Indebtedness being refinanced was secured or was permitted to be secured by such Liens.

                           "Permitted Refinancing Indebtedness" means any
Indebtedness of the Company or any of its Restricted Subsidiaries issued in exchange for, or the net proceeds of which are used, directly or indirectly, within 60 days of the date of issuance thereof to extend, refinance, renew, replace, defease or refund, other Indebtedness of the Company or any of its Restricted Subsidiaries (other than intercompany Indebtedness); provided, however, that unless permitted otherwise by this Indenture, no Indebtedness of any Restricted Subsidiary may be issued in exchange for, nor may the net proceeds of Indebtedness be used to extend, refinance, renew, replace, defease or refund, Indebtedness of the direct or indirect parent of such Restricted Subsidiary; provided further, however, that:

         (1) the principal amount (or accreted value, if applicable) of such Permitted Refinancing Indebtedness does not exceed the principal amount of (or accreted value, if applicable) plus accrued interest and premium, if any, on the Indebtedness so extended, refinanced, renewed, replaced, defeased or refunded (plus the amount of reasonable expenses incurred in connection therewith), except to the extent that any such excess principal amount would be then permitted to be incurred by other provisions of Section 4.10;

         (2) such Permitted Refinancing Indebtedness has a final maturity date later than the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded; and

         (3) if the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded is subordinated in right of payment to the Notes, such Permitted Refinancing Indebtedness has a final maturity date later than the final maturity date of, and is subordinated in right of payment to, the Notes on terms at least as favorable to the Holders as those contained in the documentation governing the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded.

                           "Person" means any individual, corporation,
partnership, joint venture, association, limited liability company, joint stock company, trust, unincorporated organization, government or agency or political subdivision thereof or any other entity.

                           "Preferred Stock," as applied to the Capital Stock of
any Person, means Capital Stock of any class or classes (however designated) which, by its terms, is preferred as to the payment of dividends, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such Person, over shares of Capital Stock of any other class of such Person.

                           "Private Placement Legend" means the legend set forth
in Section 2.06(g)(i)(a) to be placed on all Notes issued under this Indenture except where otherwise permitted by the provisions of this Indenture.

                           "Productive Assets" means assets (including assets of
a referent Person owned directly or indirectly through ownership of Capital Stock) of a kind used or useful in the Cable Related Business.

                           "QIB" means a "qualified institutional buyer" as
defined in Rule 144A.

                           "Qualified Capital Stock" means Capital Stock that is
not Disqualified Stock.

                           "Rating Agencies" means Moody's and S&P.

                           "Registration Rights Agreement" means (a) any
registration rights agreement proposed to Holders on terms and conditions substantially in the form of Exhibit H hereto with respect to the Notes and (b) any registration rights agreement among the Issuers and the initial purchasers named therein with respect to any Initial Additional Notes.

                           "Regulation S" means Regulation S promulgated under
the Securities Act.

                           "Regulation S Global Note" means collectively, a
global note substantially in the form of Exhibit A-1 hereto, in the case of Eight Year Notes, and in the form of Exhibit A-2, in the case of Ten Year Notes, bearing the Global Note Legend and the Private Placement Legend and deposited with or on behalf of, and registered in the name of, the Depositary or its nominee that will be issued in an initial denomination equal to the outstanding principal amount of the Initial Notes or any Initial Additional Notes of the applicable series, in each case, initially sold in reliance on Rule 903 of Regulation S.

                           "Related Cash Management Obligations" means
obligations of the Company or any Restricted Subsidiary arising from treasury, depository and cash management services provided by one or more of the Bank Agents or the Lenders or their Affiliates or designees or other parties permitted under the CCO Credit Facility.

                           "Related Hedging Obligations" means Hedging
Obligations of the Company or any Restricted Subsidiary entered into with one or more of the Bank Agents or the Lenders or their Affiliates or designees or other parties permitted under the CCO Credit Facility.

                           "Related Obligations" means, collectively, the
Related Cash Management Obligations and the Related Hedging Obligations.

                           "Related Obligations Counterparties" means the Bank
Agents and/or Lenders and their Affiliates counterparties to the Related Obligations.

                           "Related Party" means:

         (1) the spouse or an immediate family member, estate or heir of Paul G. Allen; or

         (2) any trust, corporation, partnership or other entity, the beneficiaries, stockholders, partners, owners or Persons beneficially holding an 80% or more controlling interest of which consist of Paul G. Allen and/or such other Persons referred to in the immediately preceding clause (1).

                           "Renaissance Entities" means Renaissance Media
(Louisiana) LLC, Renaissance Media (Tennessee) LLC, Renaissance Media Capital Corporation, Renaissance Media Group LLC and Renaissance Media LLC.

                           "Renaissance Indenture" means that certain indenture,
dated as of April 9, 1998, by and among Renaissance Media (Louisiana) LLC, Renaissance Media (Tennessee) LLC, Renaissance Media Capital Corporation, Renaissance Media Group LLC and United States Trust Company of New York, as trustee.

                           "Responsible Officer," when used with respect to the
Trustee, means any officer within the Corporate Trust Administration of the Trustee (or any successor group of the Trustee) with direct responsibility for the administration of this Indenture and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

                           "Restricted Definitive Note" means a Definitive Note
bearing the Private Placement Legend.

                           "Restricted Global Note" means a Global Note bearing
the Private Placement Legend.

                           "Restricted Investment" means an Investment other
than a Permitted Investment.

                           "Restricted Subsidiary" of a Person means any
Subsidiary of the referent Person that is not an Unrestricted Subsidiary.

                           "Rule 144" means Rule 144 promulgated under the
Securities Act.

                           "Rule 144A" means Rule 144A promulgated under the
Securities Act.

                           "Rule 144A Global Note" means a global note
substantially in the form of Exhibit A-1 hereto, in the case of Eight Year Notes, and in the form of Exhibit A-2, in the case of Ten Year Notes, bearing the Global Note Legend and the Private Placement Legend and deposited with or on behalf of, and registered in the name of, the Depositary or its nominee that will be issued in an initial denomination equal to the outstanding principal amount of the Initial Notes or any Initial Additional Notes of the applicable series, in each case initially sold in reliance on Rule 144A.

                           "Rule 903" means Rule 903 promulgated under the
Securities Act.

                           "Rule 904" means Rule 904 promulgated under the
Securities Act.

                           "S&P" means Standard & Poor's Ratings Service, a
division of The McGraw-Hill Companies, Inc., or any successor to the rating agency business thereof.

                           "Secured Parties" means, collectively, the Pari Passu
First Priority Secured Parties and the Pari Passu Second Priority Secured
Parties.

                           "Securities Act" means the Securities Act of 1933, as
amended, or any successor statute or statutes thereto.

                           "Security Documents" means, collectively, all
security agreements, mortgages, deeds of trust, pledges, collateral assignments and other agreements or instruments evidencing or creating any security in favor of the Trustees and any Holders in any or all of the Collateral, in each case, as amended from time to time in accordance with the terms thereof.

                           "Senior Secured Leverage Ratio" means, as to the
Company, as of any date, the ratio of:

         (1) the Indebtedness, Attributable Debt or Trade Payables of the Company and any of its Subsidiaries that are secured by, or have the benefit of, any Lien that is in any respect senior to the Liens in favor of the Notes on such date to

         (2) the aggregate amount of Consolidated EBITDA for the Company for the most recently ended fiscal quarter for which internal financial statements are available multiplied by four (the "Reference Period").

In addition to the foregoing, for purposes of this definition, "Consolidated EBITDA" shall be calculated on a pro forma basis after giving effect to

         (1)      the issuance of the Notes;

         (2) the incurrence of the Indebtedness or the issuance of the Disqualified Stock or other Preferred Stock (and the application of the proceeds therefrom) giving rise to the need to make such calculation and any incurrence or issuance (and the application of the proceeds therefrom) or repayment of other Indebtedness, Disqualified Stock or Preferred Stock, other than the incurrence or repayment of Indebtedness for ordinary working capital purposes, at any time subsequent to the beginning of the Reference Period and on or prior to the date of determination, as if such incurrence (and the application of the proceeds thereof) or the repayment, as the case may be, occurred on the first day of the Reference Period; and

         (3) any Dispositions or Asset Acquisitions (including, without limitation, any Asset Acquisition giving rise to the need to make such calculation as a result of such Person or one of its Restricted Subsidiaries (including any Person that becomes a Restricted Subsidiary as a result of such Asset Acquisition) incurring, assuming or otherwise becoming liable for or issuing Indebtedness, Disqualified Stock or Preferred Stock) made on or subsequent to the first day of the Reference Period and on or prior to the date of determination, as if such Disposition or Asset Acquisition (including the incurrence, assumption or liability for any such Indebtedness, Disqualified Stock or Preferred Stock and also including any Consolidated EBITDA associated with such Asset Acquisition, including any cost savings adjustments in compliance with Regulation S-X promulgated by the Commission) had occurred on the first day of the Reference Period.

                           "Shelf Registration Statement" means a "shelf"
registration statement providing for the registration and the sale on a continuous or delayed basis of the Initial Notes or any Initial Additional Notes as may be provided in any Registration Rights Agreement.

                           "Significant Subsidiary" means (a) with respect to
any Person, any Restricted Subsidiary of such Person which would be considered a "Significant Subsidiary" as defined in Rule 1-02(w) of Regulation S-X under the Securities Act and (b) in addition, with respect to the Company, Capital Corp.

                           "Special Interest" means special or additional
interest in respect of the Notes that is payable by the Issuers as liquidated damages upon specified registration defaults pursuant to any Registration Rights Agreement.

                           "Stated Maturity" means, with respect to any
installment of interest or principal on any series of Indebtedness, the date on which such payment of interest or principal was scheduled to be paid in the documentation governing such Indebtedness on the Issue Date, or, if none, the original documentation governing such Indebtedness, and shall not include any contingent obligations to repay, redeem or repurchase any such interest or principal prior to the date originally scheduled for the payment thereof.

                           "Subsidiary" means, with respect to any Person:

         (1) any corporation, association or other business entity of which at least 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person (or a combination thereof) and, in the case of any such entity of which 50% of the total voting power of shares of Capital Stock is so owned or controlled by such Person or one or more of the other Subsidiaries of such Person, such Person and its Subsidiaries also have the right to control the management of such entity pursuant to contract or otherwise; and

         (2)      any partnership

                  (a) the sole general partner or the managing general partner of which is such Person or a Subsidiary of such Person, or

                  (b) the only general partners of which are such Person or one or more Subsidiaries of such Person (or any combination thereof).

                           "Tax" shall mean any tax, duty, levy, impost,
assessment or other governmental charge (including penalties, interest and any other liabilities related thereto).

                           "Ten Year Note" or "Ten Year Notes" means the Initial
Ten Year Notes, any Additional Ten Year Notes and the Exchange Ten Year Notes.

                           "TIA" means the Trust Indenture Act of 1939 (15
U.S.C. Sections 77aaa-77bbbb) as in effect on the date on which this Indenture is qualified under the TIA; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, then "TIA" means, to the extent required by such amendment, the Trust Indenture Act of 1939 as so amended.

                           "Treasury Rate" means, for any date, the yield to
maturity at the time of computation of United States Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15(519) that has become publicly available at least two Business Days prior to the applicable redemption date (or, if such Statistical Release is no longer published, any publicly available source of similar market data)) most nearly equal to the period from the applicable redemption date to April 30, 2012; provided, however, that if the period from the applicable redemption date is not equal to the constant maturity of a United States Treasury security for which a weekly average yield is given, the Treasury Rate shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of United States Treasury securities for which such yields are given except that if the period from the applicable redemption date to April 30, 2012 is less than one year, the weekly average yield on actually traded United States Treasury Securities adjusted to a constant maturity of one year shall be used.

                           "Trustee" means Wells Fargo Bank, N.A. until a
successor replaces Wells Fargo Bank, N.A. in accordance with the applicable provisions of this Indenture and thereafter means the successor serving hereunder.

                           "Unrestricted Definitive Note" means one or more
Definitive Notes that do not bear and are not required to bear the Private Placement Legend.

                           "Unrestricted Global Note" means a permanent global
note substantially in the form of Exhibit A-1 attached hereto, in the case of Eight Year Notes, and in the form of Exhibit A-2 attached hereto, in the case of Ten Year Notes, that bears the Global Note Legend and that has the "Schedule of Exchanges of Interests in the Global Note" attached thereto, and that is deposited with or on behalf of and registered in the name of the Depositary, representing a series of Notes that do not bear the Private Placement Legend.

                           "Unrestricted Subsidiary" means any Subsidiary of the
Company that is designated by the Board of Directors of the Company or CCI as an Unrestricted Subsidiary pursuant to a board resolution, but only to the extent that such Subsidiary:

         (1)      has no Indebtedness other than Non-Recourse Debt;

         (2) is not party to any agreement, contract, arrangement or understanding with the Company or any Restricted Subsidiary of the Company unless the terms of any such agreement, contract, arrangement or understanding are no less favorable to the Company or any Restricted Subsidiary of the Company than those that might be obtained at the time from Persons who are not Affiliates of the Company unless such terms constitute Investments permitted by Section 4.08, Asset Sales permitted by Section 4.11 or sale-leaseback transactions permitted by Section 4.12;

         (3) is a Person with respect to which neither the Company nor any of its Restricted Subsidiaries has any direct or indirect obligation

                  (a)      to subscribe for additional Equity Interests or

                  (b) to maintain or preserve such Person's financial condition or to cause such Person to achieve any specified levels of operating results;

         (4) has not guaranteed or otherwise directly or indirectly provided credit support for any Indebtedness of the Company or any of its Restricted Subsidiaries;

         (5) has at least one director on its board of directors that is not a director or executive officer of the Company or any of its Restricted Subsidiaries or has at least one executive officer that is not a director or executive officer of the Company or any of its Restricted Subsidiaries; and

         (6) does not own any Capital Stock of any Restricted Subsidiary of the Company.

Any designation of a Subsidiary of the Company as an Unrestricted Subsidiary shall be evidenced to the Trustee by delivering to the Trustee a certified copy of the board resolution giving effect to such designation and an Officers' Certificate certifying that such designation complied with the preceding conditions and was permitted by Section 4.08. If, at any time, any Unrestricted Subsidiary would fail to meet the preceding requirements as an Unrestricted Subsidiary, it shall thereafter cease to be an Unrestricted Subsidiary for purposes of this Indenture, except in the case of an Unrestricted Subsidiary that is deemed to become a Restricted Subsidiary on any Reversion Date, and any Indebtedness of such Subsidiary shall be deemed to be incurred by a Restricted Subsidiary of the Company as of such date and, if such Indebtedness is not permitted to be incurred as of such date under Section 4.10, the Company shall be in default of Section 4.10. The Board of Directors of the Company or CCI may at any time designate any Unrestricted Subsidiary to be a Restricted Subsidiary; provided, however, that such designation shall be deemed to be an incurrence of Indebtedness by a Restricted Subsidiary of any outstanding Indebtedness of such Unrestricted Subsidiary and such designation shall only be permitted if:

         (1) such Indebtedness is permitted under Section 4.10, calculated on a pro forma basis as if such designation had occurred at the beginning of the four-quarter reference period; and

                  (2) no Default or Event of Default would be in existence immediately following such designation.

                           "U.S. Person" means a U.S. person as defined in Rule
902(k) under the Securities Act.

                           "Voting Stock" of any Person as of any date means the
Capital Stock of such Person that is at the time entitled to vote in the election of the board of directors or comparable governing body of such Person.

                           "Weighted Average Life to Maturity" means, when
applied to any Indebtedness at any date, the number of years obtained by dividing:

         (1)      the sum of the products obtained by multiplying

                  (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by

                  (b) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by

         (2)      the then outstanding principal amount of such Indebtedness.

                           "Wholly Owned Restricted Subsidiary" of any Person
means a Restricted Subsidiary of such Person all of the outstanding common equity interests or other ownership interests of which (other than directors' qualifying shares) shall at the time be owned by such Person and/or by one or more Wholly Owned Restricted Subsidiaries of such Person.

                  Section 1.02. Other Definitions.

                                                                      Defined in
                           Term                                        Section
                           ----                                       ----------
"Adjusted Net Assets" .....................................             11.05
"Affiliate Transaction"....................................              4.13
"Asset Sale Offer".........................................              3.09
"Authentication Order".....................................              2.02
"Change of Control Offer"..................................              4.16
"Change of Control Payment"................................              4.16
"Change of Control Payment Date"...........................              4.16
"Company Notice" ..........................................             10.04
"Covenant Defeasance"......................................              8.03
"DTC"......................................................              2.03
"Event of Default".........................................              6.01
"Excess Proceeds"..........................................              4.11

                                                                      Defined in
                           Term                                        Section
                           ----                                       ----------
"Funding Guarantor" .......................................             11.05
"incur"....................................................              4.10
"Legal Defeasance".........................................              8.02
"Offer Amount".............................................              3.09
"Offer Period".............................................              3.09
"Paying Agent".............................................              2.03
"Payment Default"..........................................              6.01
"Permitted Debt"...........................................              4.10
"Purchase Date"............................................              3.09
"Ratio Debt" ..............................................              4.10
"Reference Date"...........................................              4.07
"Registrar"................................................              2.03
"Released Collateral" .....................................             10.04
"Representative" ..........................................             11.04
"Restricted Payments"......................................              4.07
"Reversion Date"...........................................              4.19
"Suspended Covenants"......................................              4.19
"Suspension Period" .......................................              4.19

                  Section 1.03. Incorporation by Reference of Trust Indenture
Act.

                           Whenever this Indenture refers to a provision of the
TIA, the provision is incorporated by reference in and made a part of this Indenture.

                           The following TIA terms used in this Indenture have
the following meanings:

                           "indenture securities" means the Notes;

                           "indenture security holder" means a Holder;

                           "indenture to be qualified" means this Indenture;

                           "indenture trustee" or "institutional trustee" means
the Trustee; and

                           "obligor" on the Notes means the Issuers and any
successor obligor upon the Notes.

                           All other terms used in this Indenture that are
defined by the TIA, defined by TIA reference to another statute or defined by SEC rule under the TIA have the meanings so assigned to them.

                  Section 1.04. Rules of Construction.

                           Unless the context otherwise requires:

                  (i)      a term has the meaning assigned to it;

                  (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

                  (iii)    "or" is not exclusive;

                  (iv) words in the singular include the plural, and in the plural include the singular;

                  (v) provisions apply to successive events and transactions;

                  (vi) references to sections of or rules under the Securities Act shall be deemed to include substitute, replacement or successor sections or rules adopted by the SEC from time to time;

                  (vii) references to any statute, law, rule or regulation shall be deemed to refer to the same as from time to time amended and in effect and to any successor statute, law, rule or regulation;

                  (viii) references to any contract, agreement or instrument shall mean the same as amended, modified, supplemented or amended and restated from time to time, in each case, in accordance with any applicable restrictions contained in this Indenture; and

                  (ix) references to a series of Notes mean the Eight Year Notes or the Ten Year Notes, as the case may be.

                                   ARTICLE 2

                                    THE NOTES

                  Section 2.01. Form and Dating.

                  (a) General. The Notes and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A-1 hereto, in the case of Eight Year Notes, and Exhibit A-2 hereto, in the case of Ten Year Notes. The Notes may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Note shall be dated the date of its authentication. The Notes shall be in denominations of $1,000 and integral multiples thereof.

                           The terms and provisions contained in the Notes shall
constitute, and are hereby expressly made, a part of this Indenture and the Issuers and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby. However, to the extent any provision of any Note conflicts with the express provisions of this Indenture, the provisions of this Indenture shall govern and be controlling.

                  (b) Global Notes. Eight Year Notes issued in global form shall be substantially in the form of Exhibit A-1 attached hereto (including the Global Note Legend thereon and the "Schedule of Exchanges of Interests in the Global Note" attached thereto). Ten Year Notes issued in global form shall be substantially in the form of Exhibit A-2 attached hereto (including the Global Note Legend thereon and the "Schedule of Exchanges of Interests in the Global Note" attached thereto). Eight Year Notes issued in definitive form shall be substantially in the form of Exhibit A-1 attached hereto (but without the Global Note Legend thereon and without the "Schedule of Exchanges of Interests in the Global Note" attached thereto). Ten Year Notes issued in definitive form shall be substantially in the form of Exhibit A-2 attached hereto (but without the Global Notes Legend thereon and without the "Schedule of Exchanges of Interests in the Global Note" attached thereto). Each Global Note shall represent such of the outstanding Notes as shall be specified therein and each shall provide that it shall represent the aggregate principal amount of outstanding Notes from time to time endorsed thereon and that the aggregate principal amount of outstanding Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the aggregate principal amount of outstanding Notes represented thereby shall be made by the Trustee or the custodian, at the direction of the Trustee, in accordance with instructions given by the Holder thereof as required by Section 2.06.

                  (c) Euroclear and Clearstream Procedures Applicable. The provisions of the "Operating Procedures of the Euroclear System" and "Terms and Conditions Governing Use of Euroclear" and the "General Terms and Conditions of Clearstream" and "Customer Handbook" of Clearstream (or, in each case, equivalent documents setting forth the procedures of Euroclear and Clearstream) shall be applicable to transfers of beneficial interests in the Regulation S Global Notes that are held by Participants through Euroclear or Clearstream.

                  Section 2.02. Execution and Authentication.

                           Two Officers shall sign the Notes for each Issuer by
manual or facsimile signature.

                           If an Officer whose signature is on a Note no longer
holds that office at the time a Note is authenticated, the Note shall nevertheless be valid.

                           A Note shall not be valid until authenticated by the
manual signature (which may be by facsimile) of the Trustee. The signature shall be conclusive evidence that the Note has been authenticated under this Indenture.

                           At any time and from time to time after the execution
and delivery of this Indenture, the Issuers may deliver Notes executed by the Issuers to the Trustee for authentication; and the Trustee shall authenticate and deliver (i) Initial Eight Year Notes for original issue in the aggregate principal amount of $1,100,000,000, (ii) Initial Ten Year Notes for original issue in the aggregate principal amount of $400,000,000, (iii) Additional Notes from time to time for original issue in aggregate principal amount specified by the Issuers, and (iv) Exchange Notes from time to time for issue in exchange for a like principal amount of Initial Notes or Initial Additional Notes of the same series, in each case specified in clauses (i) through (iv) above, upon a written order of the Issuers signed by an Officer of each of the Issuers (an "Authentication Order"). Such Authentication Order shall specify the amount of the applicable series of Notes to be authenticated and the date on which the Notes are to be authenticated, whether such Notes are to be Initial Notes, Additional Notes or Exchange Notes and whether the Notes are to be issued as one or more Global Notes and such other information as the Issuers may include or the Trustee may reasonably request. The aggregate principal amount of Notes which may be authenticated and delivered under this Indenture is unlimited.

                           On the Issue Date, the Issuers will issue
$1,100,000,000 aggregate principal amount of Initial Eight Year Notes and $400,000,000 aggregate principal amount of Initial Ten Year Notes. Initial Notes and any Initial Additional Notes offered and sold in reliance on the exemption from registration under the Securities Act provided by Section 4(2) thereunder or Rule 144A shall be issued as one or more Rule 144A Global Notes. Initial Notes and any Initial Additional Notes offered and sold in offshore transactions in reliance on Regulation S shall be issued as one or more Regulation S Global Notes.

                           The Trustee may appoint an authenticating agent
acceptable to the Issuers to authenticate Notes. An authenticating agent may authenticate Notes whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with Holders or an Affiliate of the Issuers.

                  Section 2.03. Registrar and Paying Agent.

                           The Issuers shall maintain an office or agency where
Notes may be presented for registration of transfer or for exchange ("Registrar") and an office or agency where Notes may be presented for payment ("Paying Agent"). The Registrar shall keep a register of the Notes and of their transfer and exchange. The Issuers may appoint one or more co-registrars and one or more additional paying agents. The term "Registrar" includes any co-registrar and the term "Paying Agent" includes any additional paying agent. The Issuers may change any Paying Agent or Registrar without notice to any Holder. The Issuers shall notify the Trustee in writing of the name and address of any Agent not a party to this Indenture. If the Issuers fail to appoint or maintain another entity as Registrar or Paying Agent, the Trustee shall act as such. The Company or any of its Subsidiaries may act as Paying Agent or Registrar.

                           The Issuers initially appoint The Depository Trust
Company ("DTC") to act as Depositary with respect to the Global Notes.

                           The Issuers initially appoint the Trustee to act as
the Registrar and Paying Agent and to act as Custodian with respect to the Global Notes.

                  Section 2.04. Paying Agent to Hold Money in Trust.

                           The Issuers shall require each Paying Agent other
than the Trustee to agree in writing that the Paying Agent shall hold in trust for the benefit of Holders or the Trustee all money held by the Paying Agent for the payment of principal, premium, if any, or interest on the Notes, and shall notify the Trustee of any default by the Issuers in making any such payment. While any such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. The Issuers at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, the Paying Agent (if other than the Company or a Subsidiary) shall have no further liability for the money. If the Company or a Subsidiary acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent. Upon any bankruptcy or reorganization proceedings relating to the Issuers, the Trustee shall serve as Paying Agent for the Notes.

                  Section 2.05. Holder Lists.

                           The Trustee shall preserve in as current a form as is
reasonably practicable the most recent list available to it of the names and addresses of all Holders and shall otherwise comply with TIA Section 312(a). If the Trustee is not the Registrar, the Issuers shall furnish to the Trustee at least seven Business Days before each interest payment date and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of the Holders and the Issuers shall otherwise comply with TIA Section 312(a).

                  Section 2.06. Transfer and Exchange.

                  (a) Transfer and Exchange of Global Notes. A Global Note may not be transferred as a whole except by the Depositary to a nominee of the Depositary, by a nominee of the Depositary to the Depositary or to another nominee of the Depositary, or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. All Global Notes shall be exchanged by the Issuers for Definitive Notes of the applicable series if:

                  (i) the Issuers deliver to the Trustee notice from the Depositary that it is unwilling or unable to continue to act as Depositary or that it is no longer a clearing agency registered under the Exchange Act and, in either case, a successor Depositary is not appointed by the Issuers within 120 days after the date of such notice from the Depositary; or

                  (ii) there shall have occurred and be continuing a Default or Event of Default with respect to the Notes.

                           Upon the occurrence of any of the preceding events
referenced in clause (i) or (ii) above, Definitive Notes shall be issued in such names as the Depositary shall instruct the Trustee. Global Notes also may be exchanged or replaced, in whole or in part, as provided in Sections 2.07 and
2.10. Every Note authenticated and delivered in exchange for, or in lieu of, a Global Note or any portion thereof, pursuant to this Section 2.06 or Section
2.07 or 2.10, shall be authenticated and delivered in the form of, and shall be, a Global Note. A Global Note may not be exchanged for another Note other than as provided in this Section 2.06(a); provided, however, that beneficial interests in a Global Note may be transferred and exchanged as provided in Section 2.06(b), (c) or (f).

                  (b) Transfer and Exchange of Beneficial Interests in the Global Notes. The transfer and exchange of beneficial interests in the Global Notes shall be effected through the Depositary, in accordance with the provisions of this Indenture and the Applicable Procedures. Beneficial interests in the Restricted Global Notes shall be subject to restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act. Prior to the expiration of the 40-day distribution compliance period set forth in Regulation S, beneficial interests in any Regulation S Global Notes may be held only through Euroclear or Clearstream unless transferred in accordance with Section 2.06(b)(iii). Transfers of beneficial interests in the Global Notes also shall require compliance with either subparagraph (i) or (ii) below, as applicable, as well as one or more of the other following subparagraphs, as applicable:

                  (i) Transfer of Beneficial Interests in the Same Global Note. Beneficial interests in any Restricted Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Restricted Global Note in accordance with the transfer restrictions set forth in the Private Placement Legend. Beneficial interests in any Unrestricted Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note of the same series. No written orders or instructions shall be required to be delivered to the Registrar to effect the transfers described in this Section 2.06(b)(i).

                  (ii) All Other Transfers and Exchanges of Beneficial Interests in Global Notes. In connection with all transfers and exchanges of beneficial interests that are not subject to Section 2.06(b)(i) above, the transferor of such beneficial interest must deliver to the Registrar either:

                           (A) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to credit or cause to be credited a beneficial interest in another Global Note of the same series in an amount equal to the beneficial interest to be transferred or exchanged; and

                           (B) instructions given in accordance with the Applicable Procedures containing information regarding the Participant account to be credited with such increase; or

                           (C) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to cause to be issued a Definitive Note of the same series in an amount equal to the beneficial interest to be transferred or exchanged; and

                           (D) instructions given by the Depositary to the Registrar containing information regarding the Person in whose name such Definitive Note shall be registered to effect the transfer or exchange referred to in subparagraph (A) above.

         Upon consummation of an Exchange Offer by the Issuers in accordance with Section 2.06(f), the requirements of this Section 2.06(b)(ii) shall be deemed to have been satisfied upon receipt by the Registrar of the instructions contained in the Letter of Transmittal delivered by the holder of such beneficial interests in the Restricted Global Notes. Upon satisfaction of all of the requirements for transfer or exchange of beneficial interests in Global Notes contained in this Indenture and the Notes or otherwise applicable under the Securities Act, the Trustee shall adjust the principal amount of the relevant Global Note(s) pursuant to Section 2.06(h).

                           (iii) Transfer of Beneficial Interests to Another Restricted Global Note. A beneficial interest in any Restricted Global Note may be transferred to a Person who takes delivery thereof in the form of a beneficial interest in another Restricted Global Note of the same series if the transfer complies with the requirements of Section 2.06(b)(ii) above and the Registrar receives the following:

                                    (A)      if the transferee will take
                           delivery in the form of a beneficial interest in the Rule 144A Global Note of the same series, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (1) thereof; and

                                    (B)      if the transferee will take
                           delivery in the form of a beneficial interest in the Regulation S Global Note of the same series, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (2) thereof.

                           (iv)     Transfer and Exchange of Beneficial
                  Interests in a Restricted Global Note for Beneficial Interests in an Unrestricted Global Note. A beneficial interest in any Restricted Global Note may be exchanged by any holder thereof for a beneficial interest in an Unrestricted Global Note of the same series or transferred to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note of the same series if the exchange or transfer complies with the requirements of Section 2.06(b)(ii) above and:

                                    (A)      such exchange or transfer is
                           effected pursuant to an Exchange Offer in accordance with a Registration Rights Agreement and the holder of the beneficial interest to be transferred, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a broker-dealer, (2) a Person participating in the distribution of the relevant Exchange Notes or (3) a Person who is an affiliate (as defined in Rule 144) of the Issuers;

                                    (B)      such transfer is effected pursuant
                           to a Shelf Registration Statement in accordance with a Registration Rights Agreement;

                                    (C)      such transfer is effected by a
                           broker-dealer pursuant to the Exchange Offer
                           Registration Statement in accordance with a Registration Rights Agreement;

                                    (D)      such exchange or transfer (i) is
                           effected after the expiration of the 40-day distribution compliance period set forth in Regulation S or (ii) is (and together with any subsequent transfer would be) effected pursuant to an exemption from registration under the Securities Act provided by Rule 144 and the Registrar receives the following:

                                              (1)   if the holder of such
                                    beneficial interest in a Restricted Global
                                    Note proposes to exchange such beneficial interest for a beneficial interest in an Unrestricted Global Note of the same series, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (1)(a) thereof; or

                                              (2)   if the holder of such
                                    beneficial interest in a Restricted Global
                                    Note proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note of the same series, a certificate from such holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

                           and, in each such case set forth in this subparagraph
                           (D), if the Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act; or

                                    (E)      such transfer or exchange is
                           pursuant to an effective registration statement under the Securities Act.

                  If any such transfer is effected pursuant to subparagraph (B) or (D) above at a time when an Unrestricted Global Note has not yet been issued, the Issuers shall issue and, upon receipt of an Authentication Order in accordance with Section 2.02, the Trustee shall authenticate one or more Unrestricted Global Notes in an aggregate principal amount equal to the aggregate principal amount of beneficial interests transferred pursuant to subparagraph (B) or (D) above.

                  Beneficial interests in an Unrestricted Global Note cannot be exchanged for, or transferred to Persons who take delivery thereof in the form of, a beneficial interest in a Restricted Global Note.

                  (c) Transfer or Exchange of Beneficial Interests for Definitive Notes.

                           (i)      Beneficial Interests in Restricted Global
Notes to Restricted Definitive Notes. If any holder of a beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a Restricted Definitive Note of the same series or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Restricted Definitive Note of the same series, then, upon receipt by the Registrar of the following documentation:

                           (A) if the holder of such beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a Restricted Definitive Note, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (2)(a) thereof (provided, however, that any such beneficial interest in a Regulation S Global Note shall not be so exchangeable until after the expiration of the 40-day distribution compliance period set forth in Regulation S);

                           (B) if such beneficial interest is being transferred to a QIB in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (1) thereof;

                           (C) if such beneficial interest is being transferred to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (2) thereof;

                           (D) if such beneficial interest is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(a) thereof;

                           (E) if such beneficial interest is being transferred to an Institutional Accredited Investor in reliance on an exemption from the registration requirements of the Securities Act other than those listed in subparagraphs (B) through (D) above, a certificate to the effect set forth in Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item
         (3)(d) thereof, if applicable;

                           (F) if such beneficial interest is being transferred to the Issuers or any of their Subsidiaries, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(b) thereof; or

                           (G) if such beneficial interest is being transferred pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(c) thereof, the Trustee shall cause the aggregate principal amount of the applicable Global Note to be reduced accordingly pursuant to Section 2.06(h), and the Issuers shall execute and the Trustee shall authenticate and deliver to the Person designated in the instructions a Definitive Note of the same series in the appropriate principal amount. Any Definitive Note issued in exchange for a beneficial interest in a Restricted Global Note pursuant to this Section 2.06(c) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Registrar through instructions from the Depositary and the Participant or Indirect Participant. The Trustee shall deliver such Definitive Notes to the Persons in whose names such Notes are so registered. Any Definitive Note issued in exchange for a beneficial interest in a Restricted Global Note pursuant to this Section 2.06(c)(i) shall bear the Private Placement Legend and shall be subject to all restrictions on transfer contained therein.

         (ii) Beneficial Interests in Restricted Global Notes to Unrestricted Definitive Notes. A holder of a beneficial interest in a Restricted Global Note may exchange such beneficial interest for an Unrestricted Definitive Note of the same series or may transfer such beneficial interest to a Person who takes delivery thereof in the form of an Unrestricted Definitive Note of the same series only if:

                  (A) such exchange or transfer is effected pursuant to an Exchange Offer in accordance with a Registration Rights Agreement and the holder of such beneficial interest, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a broker-dealer, (2) a Person participating in the distribution of the relevant Exchange Notes or (3) a Person who is an affiliate (as defined in Rule 144) of the Issuers;

                  (B) such transfer is effected pursuant to a Shelf Registration Statement in accordance with a Registration Rights Agreement;

                  (C) such transfer is effected by a broker-dealer pursuant to the Exchange Offer Registration Statement in accordance with a Registration Rights Agreement;

                  (D) such exchange or transfer (i) is effected after the expiration of the 40-day distribution compliance period set forth in Regulation S or (ii) is (and together with any subsequent transfer would be) effected pursuant to an exemption from registration under the Securities Act provided by Rule 144 and the Registrar receives the following:

                           (1) if the holder of such beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a Definitive Note of the same series that does not bear the Private Placement Legend, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (1)(b) thereof; or

                           (2) if the holder of such beneficial interest in a Restricted Global Note proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a Definitive Note of the same series that does not bear the Private Placement Legend, a certificate from such holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

          and, in each such case set forth in this subparagraph (D), if the Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act; or

                  (E) such transfer or exchange is pursuant to an effective registration statement under the Securities Act.

         (iii) Beneficial Interests in Unrestricted Global Notes to Unrestricted Definitive Notes. If any holder of a beneficial interest in an Unrestricted Global Note proposes to exchange such beneficial interest for a Definitive Note of the same series or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Definitive Note of the same series, then, upon satisfaction of the conditions set forth in Section 2.06(b)(ii), the Trustee shall cause the aggregate principal amount of the applicable Global Note to be reduced accordingly pursuant to Section 2.06(h), and the Issuers shall execute and the Trustee shall authenticate and deliver to the Person designated in the instructions a Definitive Note of the same series in the appropriate principal amount. Any Definitive Note issued in exchange for a beneficial interest pursuant to this Section 2.06(c)(iii) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Registrar through instructions from the Depositary and the Participant or Indirect Participant. The Trustee shall deliver such Definitive Notes to the Persons in whose names such Notes are so registered. Any Definitive Note issued in exchange for a beneficial interest pursuant to this Section 2.06(c)(iii) shall not bear the Private Placement Legend.

                  (d) Transfer and Exchange of Definitive Notes for Beneficial Interests in Global Notes.

         (i) Restricted Definitive Notes to Beneficial Interests in Restricted Global Notes. If any Holder of a Restricted Definitive Note proposes to exchange such Note for a beneficial interest in a Restricted Global Note of the same series or to transfer such Restricted Definitive Note to a Person who takes delivery thereof in the form of a beneficial interest in a Restricted Global Note of the same series, then, upon receipt by the Registrar of the following documentation:

                  (A) if the Holder of such Restricted Definitive Note proposes to exchange such Note for a beneficial interest in a Restricted Global Note of the same series, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (2)(b) thereof;

                  (B) if such Restricted Definitive Note is being transferred to a QIB in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (1) thereof;

                  (C) if such Restricted Definitive Note is being transferred to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (2) thereof;

                  (D) if such Restricted Definitive Note is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(a) thereof;

                  (E) if such Restricted Definitive Note is being transferred to an Institutional Accredited Investor in reliance on an exemption from the registration requirements of the Securities Act other than those listed in subparagraphs (B) through (D) above, a certificate to the effect set forth in Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item
         (3) thereof, if applicable;

                  (F) if such Restricted Definitive Note is being transferred to the Company or any of its Subsidiaries, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(b) thereof; or

                  (G) if such Restricted Definitive Note is being transferred pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(c) thereof, the Trustee shall cancel the Restricted Definitive Note, increase or cause to be increased the aggregate principal amount of, in the case of clause (A) above, the appropriate Restricted Global Note, in the case of clause (B) above, the Rule 144A Global Note, in the case of clause (C) above, the Regulation S Global Note.

         (ii) Restricted Definitive Notes to Beneficial Interests in Unrestricted Global Notes. A Holder of a Restricted Definitive Note may exchange such Note for a beneficial interest in an Unrestricted Global Note of the same series or transfer such Restricted Definitive Note to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note of the same series only if:

                  (A) such exchange or transfer is effected pursuant to an Exchange Offer in accordance with a Registration Rights Agreement and the Holder, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a broker-dealer, (2) a Person participating in the distribution of the relevant Exchange Notes or (3) a Person who is an affiliate (as defined in Rule 144) of the Issuers;

                  (B) such transfer is effected pursuant to a Shelf Registration Statement in accordance with a Registration Rights Agreement;

                  (C) such transfer is effected by a broker-dealer pursuant to the Exchange Offer Registration Statement in accordance with a Registration Rights Agreement;

                  (D) such exchange or transfer (i) is effected after the expiration of the 40-day distribution compliance period set forth in Regulation S or (ii) is (and together with any subsequent transfer would be) effected pursuant to an exemption from registration under the Securities Act provided by Rule 144 and the Registrar receives the following:

                           (1) if the Holder of such Definitive Notes proposes to exchange such Notes for a beneficial interest in the Unrestricted Global Note of the same series, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (1)(c) thereof; or

                           (2) if the Holder of such Definitive Notes proposes to transfer such Notes to a Person who shall take delivery thereof in the form of a beneficial interest in the Unrestricted Global Note of the same series, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

          and, in each such case set forth in this subparagraph (D), if the Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act; or

                  (E) such transfer or exchange is pursuant to an effective registration statement under the Securities Act.

Upon satisfaction of the conditions of any of the subparagraphs in this Section 2.06(d)(ii), the Trustee shall cancel the Definitive Notes and increase or cause to be increased the aggregate principal amount of the Unrestricted Global Note.

         (iii) Unrestricted Definitive Notes to Beneficial Interests in Unrestricted Global Notes. A Holder of an Unrestricted Definitive Note may exchange such Note for a beneficial interest in an Unrestricted Global Note of the same series or transfer such Definitive Note to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note of the same series at any time. Upon receipt of a request for such an exchange or transfer, the Trustee shall cancel the applicable Unrestricted Definitive Note and increase or cause to be increased the aggregate principal amount of one of the Unrestricted Global Notes of the same series.

                           If any such exchange or transfer from a Definitive
Note to a beneficial interest is effected pursuant to subparagraph (ii)(B),
(ii)(D) or (iii) above at a time when an Unrestricted Global Note has not yet been issued, the Issuers shall issue and, upon receipt of an Authentication Order in accordance with Section 2.02, the Trustee shall authenticate one or more Unrestricted Global Notes in an aggregate principal amount equal to the principal amount of Definitive Notes so transferred.

                  (e) Transfer and Exchange of Definitive Notes for Definitive Notes. Upon request by a Holder of Definitive Notes and such Holder's compliance with the provisions of this Section 2.06(e), the Registrar shall register the transfer or exchange of Definitive Notes. Prior to such registration of transfer or exchange, the requesting Holder shall present or surrender to the Registrar the Definitive Notes duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar duly executed by such Holder or by its attorney, duly authorized in writing. In addition, the requesting

Holder shall provide any additional certifications, documents and information, as applicable, required pursuant to the following provisions of this Section 2.06(e).

                  (i) Restricted Definitive Notes to Restricted Definitive Notes. Any Restricted Definitive Note may be transferred to and registered in the name of Persons who take delivery thereof in the form of a Restricted Definitive Note of the same series if the Registrar receives the following:

                           (A) if the transfer will be made pursuant to Rule 144A under the Securities Act, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (1) thereof;

                           (B) if the transfer will be made pursuant to Rule 903 or Rule 904, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (2) thereof; and

                           (C) if the transfer will be made pursuant to any other exemption from the registration requirements of the Securities Act, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, if applicable.

                  (ii) Restricted Definitive Notes to Unrestricted Definitive Notes. Any Restricted Definitive Note may be exchanged by the Holder thereof for an Unrestricted Definitive Note of the same series or transferred to a Person or Persons who take delivery thereof in the form of an Unrestricted Definitive Note of the same series if:

                           (A) such exchange or transfer is effected pursuant to an Exchange Offer in accordance with a Registration Rights Agreement and the Holder, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a broker-dealer, (2) a Person participating in the distribution of the relevant Exchange Notes or (3) a Person who is an affiliate (as defined in Rule 144) of the Issuers;

                           (B) any such transfer is effected pursuant to a Shelf Registration Statement in accordance with a Registration Rights Agreement;

                           (C)      any such transfer is effected by a
                  broker-dealer pursuant to an Exchange Offer Registration Statement in accordance with a Registration Rights Agreement;

                           (D) such exchange or transfer (i) is effected after the expiration of the 40-day distribution compliance period set forth in Regulation S or (ii) is (and together with any transfer would be) effected pursuant to an exemption from registration under the Securities Act provided by Rule 144 and the Registrar receives the following:

                                    (1)      if the Holder of such Restricted
                           Definitive Notes proposes to exchange such Notes for an Unrestricted Definitive Note of the same series, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (1)(d) thereof; or

                                    (2)      if the Holder of such Restricted
                           Definitive Notes proposes to transfer such Notes to a Person who shall take delivery thereof in the form of an

                           Unrestricted Definitive Note of the same series, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

                  and, in each such case set forth in this subparagraph (D), if the Registrar so requests, an Opinion of Counsel in form reasonably acceptable to the Issuers to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act; or

                           (E) such exchange or transfer is effected pursuant to an effective registration statement under the Securities Act.

                  (iii) Unrestricted Definitive Notes to Unrestricted Definitive Notes. A Holder of Unrestricted Definitive Notes may transfer such Notes to a Person who takes delivery thereof in the form of an Unrestricted Definitive Note of the same series. Upon receipt of a request to register such a transfer, the Registrar shall register the Unrestricted Definitive Notes pursuant to the instructions from the Holder thereof.

                  (f) Exchange Offer. Upon the occurrence of an Exchange Offer in accordance with a Registration Rights Agreement, the Issuers shall issue and, upon receipt of an Authentication Order in accordance with Section 2.02, the Trustee shall authenticate (i) one or more Unrestricted Global Notes in an aggregate principal amount equal to the principal amount of the beneficial interests in the Restricted Global Notes of the same series tendered for acceptance by Persons that certify in the applicable Letters of Transmittal that
(x) they are not broker-dealers, (y) they are not participating in a distribution of the relevant Exchange Notes and (z) they are not affiliates (as defined in Rule 144) of the Issuers, and accepted for exchange in the relevant Exchange Offer and (ii) Definitive Notes in an aggregate principal amount equal to the principal amount of the Restricted Definitive Notes of the same series accepted for exchange in the relevant Exchange Offer. Concurrently with the issuance of such Notes, the Trustee shall cause the aggregate principal amount of the applicable Restricted Global Notes to be reduced accordingly, and the Issuers shall execute and the Trustee shall authenticate and deliver to the Persons designated by the Holders of Definitive Notes so accepted Definitive Notes of the same series in the appropriate principal amount.

                  (g) Legends. The following legends shall appear on the face of all Global Notes and Definitive Notes issued under this Indenture unless specifically stated otherwise in the applicable provisions of this Indenture.

                  (i)      Private Placement Legend.

                  (A) Except as permitted by subparagraph (B) below, each Global Note and each Definitive Note (and all Notes issued in exchange therefor or substitution thereof) shall bear the legend in substantially the following form:

                  "THE NOTES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (a)(1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS

                  OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT,
                  (3) TO AN INSTITUTIONAL ACCREDITED INVESTOR IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE CERTIFICATION AND DELIVERY REQUIREMENTS OF THE INDENTURE GOVERNING THE NOTES, (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND
                  (b) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES."

                  (B) Notwithstanding the foregoing, any Global Note or Definitive Note issued pursuant to subparagraph (b)(iv), (c)(ii),
         (c)(iii), (d)(ii), (d)(iii), (e)(ii), (e)(iii) or (f) of this Section
         2.06 (and all Notes issued in exchange therefor or substitution thereof) shall not bear the Private Placement Legend.

                  (ii) Global Note Legend. Each Global Note shall bear a legend in substantially the following form:

                  "THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT
                  (i) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.06 OF THE INDENTURE, (ii) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06(a) OF THE INDENTURE, (iii) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO
                  SECTION 2.11 OF THE INDENTURE AND (iv) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE ISSUERS."

                  (iii) Regulation S Legend. Each temporary Regulation S Global Note should bear a legend in substantially the following form:

                  "THE ISSUERS HAVE REQUESTED THE DEPOSITORY TRUST COMPANY NOT TO TRANSFER ANY INTEREST IN THIS GLOBAL NOTE BY EFFECTING BOOK-ENTRY DELIVERIES UNTIL JUNE 6, 2004."

                  (h) Cancellation and/or Adjustment of Global Notes. At such time as all beneficial interests in a particular Global Note have been exchanged for Definitive Notes or a particular Global Note has been redeemed, repurchased or canceled in whole and not in part, each such Global Note shall be returned to or retained and canceled by the Trustee in accordance with Section
2.11. At any time prior to such cancellation, if any beneficial interest in a Global Note is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note or for Definitive Notes, the principal amount of Notes represented by such Global Note shall be reduced accordingly and an endorsement shall be made on such Global Note by the Trustee or by the Depositary at the direction of the Trustee to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note, such other Global Note shall be increased accordingly and an endorsement shall be made on such Global Note by the Trustee or by the Depositary at the direction of the Trustee to reflect such increase.

         (i)      General Provisions Relating to Transfers and Exchanges.

                  (i) To permit registrations of transfers and exchanges, the Issuers shall execute and the Trustee shall authenticate Global Notes and Definitive Notes upon the Issuers' order or at the Registrar's request.

                  (ii) No service charge shall be made to a holder of a beneficial interest in a Global Note or to a Holder of a Definitive Note for any registration of transfer or exchange, but the Issuers may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchange or transfer pursuant to Sections 2.10, 3.09, 4.11, 4.16 and 9.05).

                  (iii) The Registrar shall not be required to register the transfer of or exchange any Note selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part.

                  (iv) All Global Notes and Definitive Notes issued upon any registration of transfer or exchange of Global Notes or Definitive Notes shall be the valid obligations of the Issuers, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Global Notes or Definitive Notes surrendered upon such registration of transfer or exchange.

                  (v) The Issuers shall not be required to register the transfer of or to exchange a Note for a period of 15 days immediately preceding the redemption of a Note or between a record date and the next succeeding interest payment date.

                  (vi) Prior to due presentment for the registration of a transfer of any Note, the Trustee, any Agent and the Issuers may deem and treat the Person in whose name any Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal of and interest on such Notes and for all other purposes, and none of the Trustee, any Agent or the Issuers shall be affected by notice to the contrary.

                  (vii) The Trustee shall authenticate Global Notes and Definitive Notes in accordance with the provisions of Section 2.02.

                  (viii) All certifications, certificates and Opinions of Counsel required to be submitted to the Registrar pursuant to this Section 2.06 to effect a registration of transfer or exchange may be submitted by facsimile.

                  Section 2.07. Replacement Notes.

                           If any mutilated Note is surrendered to the Trustee
or the Issuers and the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, the Issuers shall issue and the Trustee, upon receipt of an Authentication Order, shall authenticate a replacement Note if the Trustee's requirements are met. If required by the Trustee or the Issuers, an indemnity bond must be supplied by the Holder that is sufficient in the judgment of the Trustee and the Issuers to protect the Issuers, the Trustee, any Agent and any authenticating agent from any loss that any of them may suffer if a Note is replaced. The Issuers may charge for their expenses in replacing a Note.

                           Every replacement Note is an additional legally
binding obligation of the Issuers and shall be entitled to all of the benefits of this Indenture equally and proportionately with all other Notes duly issued hereunder.

                  Section 2.08. Outstanding Notes.

                           The Notes outstanding at any time are all the Notes
authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation, those reductions in the interest in a Global Note effected by the Trustee in accordance with the provisions of this Indenture, and those described in this Section 2.08 as not outstanding. Except as set forth in
Section 2.09, a Note does not cease to be outstanding because the Company or an Affiliate of the Company holds the Note.

                           If a Note is replaced pursuant to Section 2.07, it
ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Note is held by a bona fide purchaser.

                           If the principal amount of any Note is considered
paid under Section 4.01, it ceases to be outstanding and interest on it ceases to accrue.

                           If the Paying Agent (other than an Issuer, a
Subsidiary or an Affiliate of any thereof) holds, on a redemption date or maturity date, money sufficient to pay Notes payable on that date, then on and after that date such Notes shall be deemed to be no longer outstanding and shall cease to accrue interest.

                  Section 2.09. Treasury Notes.

                           In determining whether the Holders of the required
principal amount of Notes have concurred in any direction, waiver or consent, Notes owned by an Issuer, or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with an Issuer, shall be considered as though not outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Notes that a Responsible Officer of the Trustee knows are so owned shall be so disregarded.

                  Section 2.10. Temporary Notes.

                           Until certificates representing Notes are ready for
delivery, the Issuers may prepare and the Trustee, upon receipt of an Authentication Order, shall authenticate temporary Notes. Temporary Notes shall be substantially in the form of certificated Notes but may have variations that the Issuers consider appropriate for temporary Notes and as shall be reasonably acceptable to the Trustee. Without unreasonable delay, the Issuers shall prepare and the Trustee shall authenticate definitive Notes in exchange for temporary Notes of the same series.

                           Holders of temporary Notes shall be entitled to all
of the benefits of this Indenture.

                  Section 2.11. Cancellation.

                           The Issuers at any time may deliver Notes to the
Trustee for cancellation. The Registrar and Paying Agent shall forward to the Trustee any Notes surrendered to them for registration of transfer, exchange or payment. The Trustee and no one else shall cancel all Notes surrendered for registration of transfer, exchange, payment, replacement or cancellation and shall dispose of such canceled

Notes in its customary manner. The Issuers may not issue new Notes to replace Notes that they have paid or that have been delivered to the Trustee for cancellation.

                  Section 2.12. Defaulted Interest.

                           If the Issuers default in a payment of interest on
the Notes, they shall pay the defaulted interest in any lawful manner plus, to the extent lawful, interest payable on the defaulted interest, to the Persons who are Holders on a subsequent special record date, in each case at the rate provided in the Notes and in Section 4.01. The Issuers shall notify the Trustee in writing of the amount of defaulted interest proposed to be paid on each Note and the date of the proposed payment. The Issuers shall fix or cause to be fixed each such special record date and payment date; provided, however, that no such special record date shall be less than 10 days prior to the related payment date for such defaulted interest. At least 15 days before the special record date, the Issuers (or, upon the written request of the Issuers, the Trustee in the name and at the expense of the Issuers) shall mail or cause to be mailed to Holders a notice that states the special record date, the related payment date and the amount of such interest to be paid.

                                   ARTICLE 3

                            REDEMPTION AND PREPAYMENT

                  Section 3.01. Notices to Trustee.

                           If the Issuers elect to redeem Notes pursuant to the
optional redemption provisions of Section 3.07, they shall furnish to the Trustee, at least 30 days but not more than 60 days before a redemption date, an Officers' Certificate setting forth (i) the paragraph of the Notes and/or the clause of this Indenture pursuant to which the redemption shall occur, (ii) the redemption date, (iii) the principal amount of Notes to be redeemed and (iv) the redemption price.

                  Section 3.02. Selection of Notes to Be Redeemed.

                           If less than all of the Eight Year Notes or Ten Year
Notes, as the case may be, are to be redeemed at any time, the Trustee shall select the Notes of that series to be redeemed or purchased among the Holders of the Notes of that series as follows:

         (a) in compliance with the requirements of the principal national securities exchange, if any, on which such Notes are listed; or

         (b) if such Notes are not so listed, on a pro rata basis, by lot or in accordance with any other method the Trustee shall deem fair and appropriate.

In the event of partial redemption by lot, the particular Notes to be redeemed shall be selected, unless otherwise provided herein, not less than 30 nor more than 60 days prior to the redemption date by the Trustee from the outstanding Notes not previously called for redemption.

                           The Trustee shall promptly notify the Issuers in
writing of the Notes selected for redemption and, in the case of any Note selected for partial redemption, the principal amount thereof to be redeemed. Notes and portions of Notes selected shall be in amounts of $1,000 or whole multiples of $1,000; except that if all of the Notes of a Holder are to be redeemed, the entire outstanding amount of Notes held by such Holder, even if not a multiple of $1,000, shall be redeemed. Except as provided in the preceding sentence, provisions of this Indenture that apply to Notes called for redemption also apply to portions of Notes called for redemption.

                  Section 3.03. Notice of Redemption.

                           Subject to the provisions of Section 3.09, at least
30 days but not more than 60 days before a redemption date, the Issuers shall mail or cause to be mailed, by first class mail, a notice of redemption to each Holder whose Notes are to be redeemed at its registered address.

                           The notice shall identify the Notes to be redeemed
and shall state:

                  (a)      the redemption date;

                  (b)      the redemption price;

                  (c) if any Note is being redeemed in part, the portion of the principal amount of such Note to be redeemed and that, after the redemption date upon surrender of such Note, a new Note or Notes in principal amount equal to the unredeemed portion shall be issued upon cancellation of the original Note;

                  (d)      the name and address of the Paying Agent;

                  (e) that Notes called for redemption must be surrendered to the Paying Agent to collect the redemption price;

                  (f) that, unless the Issuers default in making such redemption payment, interest on Notes called for redemption, or if any
         Note is being redeemed only in part, interest on a portion of the principal amount of such Note to be redeemed, ceases to accrue on and after the redemption date;

                  (g) the paragraph of the Notes and/or Section of this Indenture pursuant to which the Notes called for redemption are being redeemed; and

                  (h) that no representation is made as to the correctness or accuracy of the CUSIP number, if any, listed in such notice or printed on the Notes.

                           At the Issuers' request, the Trustee shall give the
notice of redemption in the Issuers' name and at their expense; provided, however, that each of the Issuers shall have delivered to the Trustee, at least 45 days prior to the redemption date, an Officers' Certificate requesting that the Trustee give such notice and setting forth the information to be stated in such notice as provided in the preceding paragraph.

                  Section 3.04. Effect of Notice of Redemption.

                           Once notice of redemption is mailed in accordance
with Section 3.03, Notes called for redemption, or if any Note is being redeemed only in part, the portion of the principal amount of such Note to be redeemed, become irrevocably due and payable on the redemption date at the redemption price. A notice of redemption may not be conditional.

                  Section 3.05. Deposit of Redemption Price.

                           At or prior to 10:00 a.m., New York City time, on the
redemption date, the Issuers shall deposit with the Trustee or with the Paying Agent money sufficient to pay the redemption price of and accrued interest on all Notes to be redeemed on that date. The Trustee or the Paying Agent shall promptly return to the Issuers any money deposited with the Trustee or the Paying Agent by the Issuers in excess of the amounts necessary to pay the redemption price of, and accrued interest on, all Notes to be redeemed.

                           If the Issuers comply with the provisions of the
preceding paragraph, on and after the redemption date, interest shall cease to accrue on the Notes or the portions of Notes called for redemption. If a Note is redeemed on or after an interest record date but on or prior to the related interest payment date, then any accrued and unpaid interest shall be paid to the Person in whose name such Note was registered at the close of business on such record date. If any Note called for redemption shall not be so paid upon surrender for redemption because of the failure of the Issuers to comply with the preceding paragraph, interest shall be paid on the unpaid principal, from the redemption date until such principal is paid, and to the extent lawful on any interest not paid on such unpaid principal, in each case at the rate provided in the Notes and in Section 4.01.

                  Section 3.06. Notes Redeemed in Part.

                           Upon surrender of a Note that is redeemed in part,
the Issuers shall issue and, upon the Issuers' written request, the Trustee shall authenticate for the Holder at the expense of the Issuers a new Note of the same series equal in principal amount to the unredeemed portion of the Note surrendered.

                  Section 3.07. Optional Redemption.

                  (a) Except as set forth in clause (b) of this Section 3.07, the Issuers shall not have the option to redeem the Ten Year Notes prior to April 30, 2009. Thereafter, the Issuers shall have the option to redeem the Ten Year Notes, in whole or in part, upon not less than 30 nor more than 60 days' notice, at the redemption prices (expressed as percentages of principal amount) set forth below plus accrued and unpaid interest, if any, to the applicable redemption date, if redeemed during the twelve-month period beginning on April 30 of the years indicated below:

         Year                                     Percentage
         ----                                     ----------
2009                                               104.188%
2010                                               102.792%
2011                                               101.396%
2012 and thereafter                                100.000%

                  (b)      Notwithstanding the provisions of clause (a) of this
Section 3.07, at any time prior to April 30, 2007, the Issuers may, on any one or more occasions, redeem up to 35% of the original aggregate principal amount of the Ten Year Notes (including the principal amount of any Additional Ten Year Notes) issued under this Indenture on a pro rata basis (or nearly as pro rata as practicable), at a redemption price of 108.375% of the principal amount thereof, plus accrued and unpaid interest, if any, to the redemption date, with the net cash proceeds of one or more Equity Offerings; provided, however, that:

                  (i) at least 65% of the original aggregate principal amount of Ten Year Notes (including the principal amount of any Additional Ten Year Notes) issued under this Indenture remains outstanding immediately after the occurrence of such redemption (excluding Ten Year Notes held by the Company and its Subsidiaries); and

                  (ii) the redemption must occur within 60 days of the date of the closing of such Equity Offering.

                  (c) The Issuers may, at any time and from time to time, at their option, redeem the outstanding Eight Year Notes, in whole or in part, at a redemption price equal to 100% of the principal amount thereof plus accrued and unpaid interest, if any, to the redemption date, plus the Make-Whole Premium.

                  (d)      Notwithstanding the provisions of clause (c) of this
         Section 3.07, at any time prior to April 30, 2007, the Issuers may, on any one or more occasions, redeem up to 35% of the original aggregate principal amount of the Eight Year Notes issued on the Issue Date (including the principal amount of any Additional Eight Year Notes) issued under) this Indenture on a pro rata basis (or nearly as pro rata as practicable), at a redemption price of 108.000% of the principal amount thereof, plus accrued and unpaid interest, if any, to the redemption date, with the net cash proceeds of one or more Equity Offerings; provided, however, that:

                           (i) at least 65% of the original aggregate principal amount of the Eight Year Notes issued on the Issue Date (including the principal amount of any Additional Eight Year Notes issued) under this Indenture remains outstanding immediately after the occurrence of such redemption (excluding Eight Year Notes held by the Issuers and their Subsidiaries); and

                           (ii) the redemption must occur within 60 days of the date of the closing of such Equity Offering.

                  (e) Any redemption pursuant to this Section 3.07 shall be made pursuant to the provisions of Sections 3.01 through 3.06.

                  Section 3.08. Mandatory Redemption.

                           Except as otherwise provided in Section 4.11 or
Section 4.16 below, the Issuers shall not be required to make mandatory redemption payments with respect to the Notes.

                  Section 3.09. Offer to Purchase by Application of Excess Proceeds.

                           In the event that the Issuers shall be required to
commence an offer to all Holders to purchase Notes pursuant to Section 4.11 (an "Asset Sale Offer"), the Issuers shall follow the procedures specified below.

                           The Asset Sale Offer shall remain open for a period
of 20 Business Days following its commencement and no longer, except to the extent that a longer period is required by applicable law (the "Offer Period"). No later than five Business Days after the termination of the Offer Period (the "Purchase Date"), the Issuers shall purchase the principal amount of Notes required to be purchased pursuant to Section 4.11 (the "Offer Amount") or, if less than the Offer Amount has been tendered, all Notes tendered in response to the Asset Sale Offer. Payment for any Notes so purchased shall be made in the same manner as interest payments are made. Unless the Issuers default in making such payment, any Note accepted for payment pursuant to the Asset Sale Offer shall cease to accrue interest after the Purchase Date.

                           If the Purchase Date is on or after an interest
record date and on or before the related interest payment date, any accrued and unpaid interest shall be paid to the Person in whose name a Note is registered at the close of business on such record date, and no Special Interest shall be payable to Holders who tender Notes pursuant to the Asset Sale Offer.

                           Upon the commencement of an Asset Sale Offer the
Issuers shall send, by first class mail, a notice to the Trustee and each of the Holders, with a copy to the Trustee. The notice shall contain all instructions and materials necessary to enable such Holders to tender Notes pursuant to the Asset Sale Offer. The Asset Sale Offer shall be made to all Holders. The notice, which shall govern the terms of the Asset Sale Offer, shall state:

                  (a) that the Asset Sale Offer is being made pursuant to this Section 3.09 and Section 4.11 and the length of time the Asset Sale Offer shall remain open;

                  (b)      the Offer Amount, the purchase price and the Purchase
         Date;

                  (c) that any Note not tendered or accepted for payment shall continue to accrue interest;

                  (d) that, unless the Issuers default in making such payment, any Note accepted for payment pursuant to the Asset Sale Offer shall cease to accrue interest after the Purchase Date;

                  (e) that Holders electing to have a Note purchased pursuant to an Asset Sale Offer may elect to have Notes purchased in integral multiples of $1,000 only;

                  (f) that Holders electing to have a Note purchased pursuant to any Asset Sale Offer shall be required to surrender the Note, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Note completed, or transfer by book-entry transfer, to the Issuers, a depositary, if appointed by the Issuers, or a Paying Agent at the address specified in the notice at least three days before the Purchase Date;

                  (g) that Holders shall be entitled to withdraw their election if the Issuers, the depositary or the Paying Agent, as the case may be, receives, not later than the expiration of the Offer Period, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Note the Holder delivered for purchase and a statement that such Holder is withdrawing his election to have such Note purchased;

                  (h) that, if the aggregate principal amount of Notes surrendered by Holders exceeds the Offer Amount, the Issuers shall select the Notes to be purchased on a pro rata basis (with such adjustments as may be deemed appropriate by the Issuers so that only Notes in denominations of $1,000, or integral multiples thereof, shall be purchased); and

                  (i) that Holders whose Notes were purchased only in part shall be issued new Notes equal in principal amount to the unpurchased portion of the Notes surrendered (or transferred by book-entry transfer).

                           On or before the Purchase Date, the Issuers shall, to
the extent lawful, accept for payment, on a pro rata basis to the extent necessary, the Offer Amount of Notes or portions thereof tendered pursuant to the Asset Sale Offer or if less than the Offer Amount has been tendered, all Notes tendered, and shall deliver to the Trustee an Officers' Certificate stating that such Notes or portions thereof were accepted for payment by the Issuers in accordance with the terms of this Section 3.09. The Issuers, the Depositary or the Paying Agent, as the case may be, shall promptly (but in any case not later than five days after the Purchase Date) mail or deliver to each tendering Holder an amount equal to the purchase price of the Notes tendered by such Holder and accepted by the Issuers for purchase, and the Issuers shall promptly issue a new Note of the same series, and the Trustee, upon written request from the Issuers, shall authenticate and mail or deliver such new Note to such Holder, in a principal amount equal to any unpurchased portion of the Note surrendered. Any Note not so accepted shall be promptly mailed or delivered by the Issuers to the Holder thereof. The Issuers shall publicly announce the results of the Asset Sale Offer on the Purchase Date.

                           Other than as specifically provided in this Section
3.09, any purchase pursuant to this Section 3.09 shall be made pursuant to the provisions of Sections 3.01 through 3.06.

                                   ARTICLE 4

                                    COVENANTS

                  Section 4.01. Payment of Notes.

                           The Issuers shall pay or cause to be paid the
principal, premium, if any, and interest on the Notes on the dates and in the manner provided in the Notes. Principal, premium, if any, and interest shall be considered paid on the date due if the Paying Agent, if other than the Issuers or a Subsidiary thereof, holds as of 10:00 a.m., New York City time, on the due date money deposited by the Issuers in immediately available funds and designated for and sufficient to pay all principal, premium, if any, and interest then due. The Issuers shall pay all Special Interest, if any, in the same manner on the dates and in the amounts set forth in any Registration Rights Agreement.

                           The Issuers shall pay interest (including
post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal at the rate equal to 2% per annum in excess of the then applicable interest rate on the Notes to the extent lawful; they shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace period) at the same rate to the extent lawful.

                  Section 4.02. Maintenance of Office or Agency.

                           The Issuers shall maintain in the Borough of
Manhattan, The City of New York, an office or agency (which may be an office of the Trustee or an Affiliate of the Trustee, Registrar or co-registrar) where Notes may be surrendered for registration of transfer or for exchange and where notices and demands to or upon the Issuers in respect of the Notes and this Indenture may be served. The Issuers shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Issuers shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee.

                           The Issuers may also from time to time designate one
or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Issuers of their obligation to maintain an office or agency in the Borough of Manhattan, The City of New York for such purposes. The Issuers shall give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

                           The Issuers hereby designate Wells Fargo Bank, N.A.,
at Corporate Trust Services, MAC N9303-120, Sixth Street and Marquette Avenue, Minneapolis, MN 55479, as one such office or agency of the Issuers in accordance with Section 2.03.

                  Section 4.03. Reports.

                           So long as any Notes are outstanding, the Company
shall furnish to the Holders, within the time periods that such information would have otherwise been required to have been provided to the Commission if the rules and regulations applicable to the filing of such information were applicable to the Company:

                  (1) all quarterly (commencing with the quarter ended March 31, 2004) and annual (commencing with the fiscal year ending December 31, 2004) financial and other information that would be required to be contained in a filing with the Commission on Forms 10-Q and 10-K if the Issuers were required to file such forms, including a "Management's Discussion and Analysis of Financial Condition and Results of Operations" section (together with the certifications that would be required to be filed with the Commission pursuant to Section 302 of the Sarbanes-Oxley Act of 2002, unless such certifications are provided by any Parent in a filing with the Commission) and, with respect to the annual information only, a report on the annual consolidated financial statements of the Company by its independent public accountants; provided, however, that the Company shall not be required to furnish separate financial statements for any Guarantor or for any Subsidiary, individually or as a group, whose equity securities constitute part of the Collateral; and

                  (2) all current reports that would be required to be filed with the Commission on Form 8-K if the Issuers were required to file such reports.

                           If the Company has designated any of its Subsidiaries
as Unrestricted Subsidiaries, then the quarterly and annual financial information required by the preceding paragraph shall include a reasonably detailed presentation, either on the face of the financial statements or in the footnotes thereto, and in Management's Discussion and Analysis of Financial Condition and Results of Operations, of the financial condition and results of operations of the Company and its Restricted Subsidiaries separate from the financial condition and results of operations of the Unrestricted Subsidiaries of the Company.

                           In addition, the Issuers shall cause a copy of all of
the information and reports referred to in clauses (1) and (2) above to be posted, no later than the date such information is required to be furnished to registered Holders, on the website of CCI (and remain there for a period of one year from the date of such posting). So long as any Notes remain outstanding, the Company will furnish to the Holders and to securities analysts and prospective investors, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4).

                           During any period when the rules and regulations of
the Commission applicable to filing of financial reports of the kinds described in the first paragraph of this Section 4.03 are not applicable to the Company, the Company shall not be required to comply with the requirements of Section 314 of the TIA except Section 314(b)(2) thereof.

                  Section 4.04. Compliance Certificate.

                  (a) The Issuers shall deliver to the Trustee, within 90 days after the end of each fiscal year, an Officers' Certificate stating that a review of the activities of the Issuers and their Subsidiaries during the preceding fiscal year have been made under the supervision of the signing Officers with a view to determining whether the Issuers have kept, observed, performed and fulfilled their obligations under this Indenture, and further stating, as to each such Officer signing such certificate, that to the best of his or her knowledge the Issuers have kept, observed, performed and fulfilled each and every covenant contained in this Indenture and are not in default in the performance or observance of any of the terms, provisions and conditions of this Indenture (or, if a Default or Event of Default shall have occurred, describing all such Defaults or Events of Default of which he or she may have knowledge and what action the Issuers are taking or propose to take with respect thereto) and that to the best of his or her knowledge no event has occurred and remains in existence by reason of which payments on account of the principal of or interest, if any, on the Notes is prohibited or if such event has occurred, a description of the event and what action the Issuers are taking or propose to take with respect thereto.

                  (b) So long as not contrary to the then current recommendations of the American Institute of Certified Public Accountants, the annual financial statements delivered pursuant to Section 4.03 above shall be accompanied by a written statement of the Company's independent public accountants (each of whom shall be a firm of established national reputation) that in making the examination necessary for certification of such financial statements, nothing has come to their attention that would lead them to believe that either of the Issuers has violated any provisions of Article 4 or Article 5 or, if any such violation has occurred, specifying the nature and period of existence thereof, it being understood that such accountants shall not be liable directly or indirectly to any Person for any failure to obtain knowledge of any such violation. In the event that, after the Issuers have used their reasonable best efforts to obtain the written statement of the Company's independent public accountants required by the provisions of this paragraph, such statement cannot be obtained, the Issuers shall deliver, in satisfaction of their obligations under this Section 4.04, an Officers' Certificate (i) certifying that they have used their reasonable best efforts to obtain such required statement but were unable to do so and (ii) attaching the written statement of the Company's accountants that the Company received in lieu thereof.

                  (c) The Issuers shall, so long as any of the Notes are outstanding, deliver to the Trustee, forthwith upon any Officer becoming aware of any Default or Event of Default, an Officers' Certificate specifying such Default or Event of Default and what action the Issuers are taking or propose to take with respect thereto.

                  Section 4.05. Taxes.

                           The Company shall pay, and shall cause each of its
Subsidiaries to pay, prior to delinquency, all material taxes, assessments, and governmental levies except such as are contested in good faith and by appropriate proceedings or where the failure to effect such payment is not adverse in any material respect to the Holders.

                           Section 4.06. Stay, Extension and Usury Laws.

                           Each of the Issuers covenants (to the extent that it
may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and each of the Issuers (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law has been enacted.

                  Section 4.07. Restricted Payments.

                           The Company shall not, and shall not permit any of
its Restricted Subsidiaries to, directly or indirectly:

                  (1) declare or pay any dividend or make any other payment or distribution on account of its or any of its Restricted Subsidiaries' Equity Interests (including, without limitation, any payment in connection with any merger or consolidation involving the Company or any of its Restricted Subsidiaries) or to the direct or indirect holders of the Company's or any of its Restricted Subsidiaries' Equity Interests in their capacity as such (other than dividends or distributions payable (x) solely in Equity Interests (other than Disqualified Stock) of the Company or (y), in the case of the Company and its Restricted Subsidiaries, to the Company or a Restricted Subsidiary thereof); or

                  (2) purchase, redeem or otherwise acquire or retire for value (including without limitation, in connection with any merger or consolidation involving the Company or any of its Restricted Subsidiaries) any Equity Interests of the Company or any direct or indirect Parent of the Company or any Restricted Subsidiary of the Company (other than, in the case of the Company and its Restricted Subsidiaries, any such Equity Interests owned by the Company or any of its Restricted Subsidiaries)

(all such payments and other actions set forth in clauses (1) and (2) above are collectively referred to as "Restricted Payments"), unless, at the time of and after giving effect to such Restricted Payment:

                  (i) no Default or Event of Default under this Indenture shall have occurred and be continuing or would occur as a consequence thereof;

                  (ii) the Company would, at the time of such Restricted Payment and after giving pro forma effect thereto as if such Restricted Payment had been made at the beginning of the applicable quarter period, have been permitted to incur at least $1.00 of additional Indebtedness pursuant to the Leverage Ratio test set forth in the first paragraph of Section 4.10; and

                  (iii) such Restricted Payment, together with the aggregate amount of all other Restricted Payments made by the Company and its Restricted Subsidiaries from and after the Issue Date (excluding Restricted Payments permitted by clauses (2), (3), (4), (5), (6) and
         (7) of the next succeeding paragraph), shall not exceed, at the date of determination, the sum of:

                           (a) an amount equal to 100% of the Consolidated EBITDA of the Company for the period beginning on the first day of the fiscal quarter commencing April 1, 2004 to the end of the Company's most recently ended full fiscal quarter for which internal financial statements are available, taken as a single accounting period, less the product of 1.3 times the Consolidated Interest Expense of the Company for such period, plus

                           (b) an amount equal to 100% of Capital Stock Sale Proceeds less any amount of such Capital Stock Sale Proceeds used in connection with an Investment made on or after the Issue Date and on or prior to the date such Restricted Payment is made (the "Reference Date") pursuant to clause (5) of the definition of "Permitted Investments," plus

                           (c)      $100 million.

                           So long as no Default under this Indenture has
occurred and is continuing or would be caused thereby, the preceding provisions shall not prohibit:

                  (1) the payment of any dividend within 60 days after the date of declaration thereof, if at said date of declaration such payment would have complied with the provisions of this Indenture;

                  (2) regardless of whether a Default then exists, the payment of any dividend or distribution made in respect of any calendar year or portion thereof during which the Company or any of its Subsidiaries is a Person that is not treated as a separate tax paying entity for United States federal income tax purposes by the Company and its Subsidiaries (directly or indirectly) to the direct or indirect holders of the Equity Interests of the Company or its Subsidiaries that are Persons that are treated as a separate tax paying entity for United States federal income tax purposes, in an amount sufficient to permit each such holder to pay the actual income taxes (including required estimated tax installments) that are required to be paid by it with respect to the taxable income of any Parent (through its direct or indirect ownership of the Company and/or its Subsidiaries), the Company, its Subsidiaries or any Unrestricted Subsidiary, as applicable, in any calendar year, as estimated in good faith by the Company or its Subsidiaries, as the case may be;

                  (3) regardless of whether a Default then exists, the payment of any dividend by a Restricted Subsidiary of the Company to the holders of its common Equity Interests on a pro rata basis;

                  (4) the payment of any dividend on the Helicon Preferred Stock or the redemption, repurchase, retirement or other acquisition of the Helicon Preferred Stock in an amount not in excess of its aggregate liquidation value;

                  (5) the repurchase, redemption or other acquisition or retirement for value, or the payment of any dividend or distribution to the extent necessary to permit the repurchase, redemption or other acquisition or retirement for value, of any Equity Interests of the Company or a Parent of the Company held by any member of the Company's or such Parent's management pursuant to any management equity subscription agreement or stock option agreement entered into in accordance with the policies of the Company or any Parent; provided, however, that the aggregate price paid for all such repurchased, redeemed, acquired or retired Equity Interests shall not exceed $10 million in any fiscal year of the Issuers;

                  (6) payment of fees in connection with any acquisition, merger or similar transaction in an amount that does not exceed an amount equal to 1.25% of the transaction value of such acquisition, merger or similar transaction; and

                  (7) additional Restricted Payments directly or indirectly to any Parent (i) regardless of whether a Default exists (other than a Default under Section 6.01(1), (2), (7) or (8)), for the purpose of enabling Charter Holdings, CCOH, CCH II and/or any Charter Refinancing Subsidiary to pay interest when due on Indebtedness under the Charter Holdings Indentures, the CCOH Indentures, the CCH II Indentures and/or any Charter Refinancing Indebtedness, (ii) for the purpose of enabling CCI and/or any Charter Refinancing Subsidiary to pay interest when due on Indebtedness under the CCI Indentures and/or any Charter Refinancing Indebtedness and (iii) so long as the Company would have been permitted, at the time of such Restricted Payment and after giving pro forma effect thereto as if such Restricted Payment had been made at the beginning of the applicable quarter period, to incur at least $1.00 of additional Indebtedness pursuant to the Leverage Ratio test set forth in the first paragraph of Section 4.10, (A) consisting of dividends or distributions to the extent required to enable CCH II, Charter Holdings, CCI, CCOH or any Charter Refinancing Subsidiary to defease, redeem, repurchase, prepay, repay, discharge or otherwise acquire or retire for value Indebtedness under the CCH II Indentures, the Charter Holdings

         Indentures, the CCI Indentures, the CCOH Indentures or any Charter Refinancing Indebtedness (including any expenses incurred by any Parent in connection therewith) or (B) consisting of purchases, redemptions or other acquisitions by the Company or its Restricted Subsidiaries of Indebtedness under the CCH II Indentures, the Charter Holdings Indentures, the CCI Indentures, the CCOH Indentures or any Charter Refinancing Indebtedness (including any expenses incurred by the Company and its Restricted Subsidiaries in connection therewith) and the distribution, loan or investment to any Parent of Indebtedness so purchased, redeemed or acquired.

                           The amount of all Restricted Payments (other than
cash) shall be the fair market value on the date of the Restricted Payment of the asset(s) or securities proposed to be transferred or issued by the Company or any of its Restricted Subsidiaries pursuant to the Restricted Payment. The fair market value of any assets or securities that are required to be valued by this Section 4.07 shall be determined by the Board of Directors of the Company, whose resolution with respect thereto shall be delivered to the Trustee. Such Board of Directors' determination must be based upon an opinion or appraisal issued by an accounting, appraisal or investment banking firm of national standing if the fair market value exceeds $100 million.

                           Not later than the date of making any Restricted
Payment involving an amount or fair market value in excess of $10 million, the Issuers shall deliver to the Trustee an Officers' Certificate stating that such Restricted Payment is permitted and setting forth the basis upon which the calculations required by this Section 4.07 were computed, together with a copy of any fairness opinion or appraisal required by this Indenture.

                  Section 4.08. Investments.

                           The Company shall not, and shall not permit any of
its Restricted Subsidiaries to, directly or indirectly:

                  (1)      make any Restricted Investment; or

                  (2) allow any of its Restricted Subsidiaries to become an Unrestricted Subsidiary, unless, in each case:

                  (a) no Default or Event of Default under this Indenture shall have occurred and be continuing or would occur as a consequence thereof; and

                  (b) the Company would, at the time of, and after giving effect to, such Restricted Investment or such designation of a Restricted Subsidiary as an Unrestricted Subsidiary, have been permitted to incur at least $1.00 of additional Indebtedness pursuant to the Leverage Ratio test set forth in the first paragraph of Section 4.10.

                           An Unrestricted Subsidiary may be redesignated as a
Restricted Subsidiary if such redesignation would not cause a Default.

                  Section 4.09. Dividend and Other Payment Restrictions Affecting Subsidiaries.

                           The Company shall not, directly or indirectly, create
or permit to exist or become effective any encumbrance or restriction on the ability of any of its Restricted Subsidiaries to:

                  (1) pay dividends or make any other distributions on its Capital Stock to the Company or any of its Restricted Subsidiaries, or with respect to any other interest or participation in, or measured by, its profits, or pay any Indebtedness owed to the Company or any of its Restricted Subsidiaries;

                  (2) make loans or advances to the Company or any of its Restricted Subsidiaries; or

                  (3) transfer any of its properties or assets to the Company or any of its Restricted Subsidiaries.

                           The preceding restrictions shall not apply to
encumbrances or restrictions existing under or by reason of:

                  (1) Existing Indebtedness as in effect on the Issue Date (including, without limitation, Indebtedness under any of the Credit Facilities) and any amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings thereof, provided, however, that such amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings are no more restrictive, taken as a whole, with respect to such dividend and other payment restrictions than those contained in the most restrictive Existing Indebtedness, as in effect on the Issue Date;

                  (2)      this Indenture and the Notes;

                  (3)      applicable law;

                  (4) any instrument governing Indebtedness or Capital Stock of a Person acquired by the Company or any of its Restricted Subsidiaries as in effect at the time of such acquisition (except to the extent such Indebtedness was incurred in connection with or in contemplation of such acquisition), which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person, or the property or assets of the Person, so acquired; provided, however, that, in the case of Indebtedness, such Indebtedness was permitted by the terms of this Indenture to be incurred;

                  (5) customary non-assignment provisions in leases, franchise agreements and other commercial agreements entered into in the ordinary course of business and consistent with past practices;

                  (6) purchase money obligations for property acquired in the ordinary course of business that impose restrictions on the property so acquired of the nature described in clause (3) of the preceding paragraph;

                  (7) any agreement for the sale or other disposition of a Restricted Subsidiary that restricts distributions by such Restricted Subsidiary pending its sale or other disposition;

                  (8) Permitted Refinancing Indebtedness; provided, however, that the restrictions contained in the agreements governing such Permitted Refinancing Indebtedness are no more restrictive, taken as a whole, than those contained in the agreements governing the Indebtedness being refinanced;

                  (9) Liens securing Indebtedness or other obligations otherwise permitted to be incurred under Section 4.14 that limit the right of the Company or any of its Restricted Subsidiaries to dispose of the assets subject to such Lien;

                  (10) provisions with respect to the disposition or distribution of assets or property in joint venture agreements and other similar agreements entered into in the ordinary course of business;

                  (11) restrictions on cash or other deposits or net worth imposed by customers under contracts entered into in the ordinary course of business;

                  (12) restrictions contained in the terms of Indebtedness permitted to be incurred under Section 4.10; provided, however, that such restrictions are no more restrictive, taken as a whole, than the terms contained in the most restrictive, together or individually, of the Credit Facilities as in effect on the Issue Date; and

                  (13) restrictions that are not materially more restrictive, taken as a whole, than customary provisions in comparable financings and that the management of the Company determines, at the time of such financing, will not materially impair the Issuers' ability to make payments as required under the Notes.

                  Section 4.10. Incurrence of Indebtedness and Issuance of Preferred Stock.

                           The Company shall not, and shall not permit any of
its Restricted Subsidiaries to, directly or indirectly, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable, contingently or otherwise, with respect to (collectively, "incur") any Indebtedness (including Acquired Debt) and the Company shall not issue any Disqualified Stock and shall not permit any of its Restricted Subsidiaries to issue any shares of Disqualified Stock or Preferred Stock; provided, however, that the Company or any of its Restricted Subsidiaries that are Guarantors may incur Indebtedness, the Company may issue Disqualified Stock and Restricted Subsidiaries of the Company that are Guarantors may issue Preferred Stock if the Leverage Ratio of the Company and its Restricted Subsidiaries would have been not greater than 4.25 to 1.0 determined on a pro forma basis (including a pro forma application of the net proceeds therefrom), as if the additional Indebtedness had been incurred, or the Disqualified Stock or Preferred Stock had been issued, as the case may be, at the beginning of the most recently ended fiscal quarter. Debt incurred under this paragraph, or once incurred under this paragraph and subsequently refinanced under clause (5) of the next succeeding paragraph, is collectively referred to as "Ratio Debt").

                           So long as no Default under this Indenture shall have
occurred and be continuing or would be caused thereby, the first paragraph of this Section 4.10 shall not prohibit the incurrence of any of the following items of Indebtedness (collectively, "Permitted Debt"):

                  (1) the incurrence of Indebtedness under the Credit Facilities by (x) the Company and any Restricted Subsidiary that is a guarantor under the Credit Facilities prior to the Guarantee and Pledge Date and (y) the Company and its Restricted Subsidiaries that are Guarantors (or by Subsidiaries that cease to be Guarantors as a result of the operation of (i) the first paragraph (a) of Section 11.04 or
         (ii) the second paragraph of clause (a) of Section 11.04 and are no longer otherwise obligors with respect to the CCO Credit Facility and the Related Obligations, except continuing to secure the Company's obligations under the CCO Credit Facility and the Related Obligations and the Issuers' obligations with respect to the Notes under Article
         10); provided, however, that the aggregate principal amount of all Indebtedness of the Company and its Restricted Subsidiaries outstanding under this clause (1) for all Credit Facilities after giving effect to such incurrence does not exceed an amount equal to $6.8 billion less the aggregate amount of all Net Proceeds from Asset Sales applied by the Company or any of its Restricted Subsidiaries to repay Indebtedness under a Credit Facility pursuant to Section 4.11;

                  (2) the incurrence by the Company and its Restricted Subsidiaries of Existing Indebtedness (other than under the Credit Facilities);

                  (3) the incurrence on the Issue Date by the Company and its Restricted Subsidiaries of Indebtedness represented by the Notes (other than any Additional Notes);

                  (4) the incurrence by the Company or any of its Restricted Subsidiaries of Indebtedness represented by Capital Lease Obligations, mortgage financings or purchase money obligations, in each case, incurred for the purpose of financing all or any part of the purchase price or cost of construction or improvement (including, without limitation, the cost of design, development, construction, acquisition, transportation, installation, improvement and migration) of Productive Assets of the Company or any of its Restricted Subsidiaries, in an aggregate principal amount not to exceed $75 million at any time outstanding pursuant to this clause (4);

                  (5) the incurrence by the Company or any of its Restricted Subsidiaries of Permitted Refinancing Indebtedness in exchange for, or the net proceeds of which are used to refund, refinance or replace, in whole or in part, Indebtedness that was permitted by this Indenture to be incurred under this clause (5), the first paragraph of this Section 4.10 (but only with respect to such first paragraph if by the Company and its Restricted Subsidiaries that are Guarantors) or clause (2) or (3) of this paragraph;

                  (6) the incurrence by the Company or any of its Restricted Subsidiaries of intercompany Indebtedness between or among the Company and/or any of its Restricted Subsidiaries; provided, however, that:

                           (a) if the Company or a Restricted Subsidiary of the Company that is a Guarantor is the obligor on such Indebtedness, such Indebtedness must be expressly subordinated to the Notes or the Note Guarantee of such Guarantor on the same terms as such Indebtedness is subordinated to the CCO Credit Facility and the Related Obligations; provided, however, that any such Indebtedness owed to CC VI Operating Company, LLC, CC VIII Operating, LLC or Falcon Cable Communications, LLC, for so long as each is a Restricted Subsidiary of the Company, shall not be required to be so subordinated until the Guarantee and Pledge Date; and

                           (b) (i) any subsequent issuance or transfer of Equity Interests that results in any such Indebtedness being held by a Person other than the Company or a Restricted Subsidiary of the Company and (ii) any sale or other transfer of any such Indebtedness to a Person that is neither the Company nor a Restricted Subsidiary of the Company shall be deemed, in each case, to constitute an incurrence of such Indebtedness that was not permitted by this clause (6);

                  (7) the incurrence by the Company or any of its Restricted Subsidiaries of Hedging Obligations that are incurred for the purpose of fixing, hedging or swapping interest rate risk with respect to any floating rate Indebtedness that is permitted by the terms of this Indenture to be outstanding;

                  (8) the guarantee by the Company or any of its Restricted Subsidiaries of Indebtedness of a Restricted Subsidiary that was permitted to be incurred by another provision of this Section 4.10;

                  (9) Acquired Debt of a Person that becomes, or is merged into, a Restricted Subsidiary that is not a Guarantor; provided, however, that (x) such Acquired Debt was not incurred in connection with, or in contemplation of, such Person becoming, or being merged into, a Restricted Subsidiary and (y) the Company would, at the time such Person becomes, or is merged into, a Restricted Subsidiary and after giving pro forma effect thereto as if such acquisition or merger had been made at the beginning of the applicable quarter period, have been permitted to incur at least $1.00 of additional Indebtedness pursuant to the Leverage Ratio test set forth in the first paragraph of this Section 4.10;

                  (10) the incurrence by the Company or any of its Restricted Subsidiaries of additional Indebtedness in an aggregate principal amount at any time outstanding under this clause (10) not to exceed $300 million; and

                  (11) the accretion or amortization of original issue discount and the write-up of Indebtedness in accordance with purchase accounting.

                           For purposes of determining compliance with this
Section 4.10, any Indebtedness under Credit Facilities outstanding on the Issue Date shall be deemed to have been incurred pursuant to clause (1) above and, in the event that an item of proposed Indebtedness (other than any Indebtedness initially deemed on the Issue Date to be incurred under clause (1) above) (a) meets the criteria of more than one of the categories of Permitted Debt described in clauses (1) through (11) above or (b) is entitled to be incurred pursuant to the first paragraph of this Section 4.10, the Company shall be permitted to classify and from time to time to reclassify such item of Indebtedness in any manner that complies with this Section 4.10. Once any item of Indebtedness is so reclassified, it shall no longer be deemed outstanding under the category of Permitted Debt, where initially incurred or previously reclassified. For avoidance of doubt, Indebtedness incurred pursuant to a single agreement, instrument, program, facility or line of credit may be classified as Indebtedness arising in part under one of the clauses listed above or under the first paragraph of this Section 4.10, and in part under any one or more of the clauses listed above, to the extent that such Indebtedness satisfies the criteria for such classification.

                           The Company shall not, directly or indirectly, incur,
or permit any of its Restricted Subsidiaries that is a Guarantor to incur, any Indebtedness which by its contractual terms (or by the contractual terms of any agreement to which any of the Company or its Restricted Subsidiaries is a party governing such Indebtedness) is subordinated in right of payment to any other Indebtedness of the Company or such Guarantor, unless such Indebtedness is also by its terms (or by the contractual terms of any agreement to which the Company or such Guarantor is a party governing such Indebtedness) made expressly subordinate to the Notes (or relevant Note Guarantee) to the same extent and in the same manner as such Indebtedness is subordinated to other Indebtedness of the Company or such Restricted Subsidiary, as the case may be (it being understood that Indebtedness would not be considered subordinated in right of payment (i) merely by reason of being secured with a lower-priority Lien, (ii) if such Indebtedness constitutes Additional Pari Passu Second Priority Indebtedness or (iii) if such Indebtedness is pari passu in right of payment to the Notes and subject to an agreement the terms of which are substantially similar to the intercreditor agreement referred to in Section 7.12.

                           Notwithstanding the foregoing, all Indebtedness
incurred during any Suspension Period shall not be deemed to have been incurred for the purposes of this Section 4.10, but shall be included in the calculation of outstanding Indebtedness from and after the next succeeding Reversion Date.

                           The Company shall not pay, or permit its Subsidiaries
to pay, any interest or principal on $361 million of intercompany loans received by it and its Subsidiaries in November 2003 from CCO Holdings, all of which shall become a common equity capital contribution to the Company on the Guarantee and Pledge Date.

                  Section 4.11. Limitation on Asset Sales.

                           The Company shall not, and shall not permit any of
its Restricted Subsidiaries to, consummate an Asset Sale unless:

                  (1) the Company or such Restricted Subsidiary receives consideration at the time of such Asset Sale at least equal to the fair market value of the assets or Equity Interests issued or sold or otherwise disposed of;

                  (2) such fair market value is determined by the Board of Directors of the Company and evidenced by a resolution of such Board of Directors set forth in an Officers' Certificate delivered to the Trustee; and

                  (3) at least 75% of the consideration therefor received by the Company or such Restricted Subsidiary is in the form of cash, Cash Equivalents or readily marketable securities.

                           For purposes of this Section 4.11, each of the
following shall be deemed to be cash:

                  (a) any liabilities (as shown on the Company's or such Restricted Subsidiary's most recent balance sheet) of the Company or any Restricted Subsidiary thereof (other than contingent liabilities and liabilities that are by their terms subordinated to the Notes) that are assumed by the transferee of any such assets pursuant to a customary novation agreement that releases the Company or such Restricted Subsidiary from further liability;

                  (b) any securities, notes or other obligations received by the Company or any such Restricted Subsidiary from such transferee that are converted by the recipient thereof into cash, Cash Equivalents or readily marketable securities within 60 days after receipt thereof (to the extent of the cash, Cash Equivalents or readily marketable securities received in that conversion); and

                  (c)      Productive Assets.

                           Within 365 days after the receipt of any Net Proceeds
from an Asset Sale, the Company or a Restricted Subsidiary of the Company may apply an amount equal to such Net Proceeds at its option:

                  (1) to repay debt under the Credit Facilities (other than debt securities issued as part of, or to refinance, a Credit Facility that are not Pari Passu First Priority Indebtedness) or other Pari Passu First Priority Indebtedness or any other Indebtedness of the Restricted Subsidiaries of the Company (other than Indebtedness represented solely by a guarantee of a Restricted Subsidiary of the Company); or

                  (2) to invest in Productive Assets; provided, however, that any such amount of Net Proceeds which the Company or a Restricted Subsidiary has committed to invest in Productive Assets within 365 days of the applicable Asset Sale may be invested in Productive Assets within two years of such Asset Sale.

                           The amount of any Net Proceeds received from Asset
Sales that are not applied or invested as provided in the preceding paragraph shall constitute "Excess Proceeds." When the aggregate amount of Excess Proceeds exceeds $25 million, the Company shall make an Asset Sale Offer to all Holders and all holders of other Indebtedness that is of equal priority with the Notes containing provisions requiring offers to purchase or redeem with the proceeds of sales of assets to purchase the maximum principal amount of Notes and such other Indebtedness of equal priority that may be purchased out of the Excess Proceeds, irrespective of the $25 million threshold. The offer price in any Asset Sale Offer shall be payable in cash and equal to 100% of the principal amount of the subject Notes plus accrued and unpaid interest, if any, to the date of purchase. If the aggregate principal amount of Notes and such other Indebtedness of equal priority tendered into such Asset Sale Offer exceeds the amount of Excess Proceeds, the Trustee shall select the Notes and such other Indebtedness of equal priority to be purchased on a pro rata basis.

                           If any Excess Proceeds remain after consummation of
an Asset Sale Offer, then the Company or any Restricted Subsidiary thereof may use such remaining Excess Proceeds for any purpose not otherwise prohibited by this Indenture. Upon completion of any Asset Sale Offer, the amount of Excess Proceeds shall be reset at zero.

                           In the event that the Company shall be required to
commence an offer to Holders to purchase Notes pursuant to this Section 4.11, it shall follow the procedures specified in Sections 3.01 through 3.09.

                  Section 4.12. Sale and Leaseback Transactions.

                           The Company shall not, and shall not permit any of
its Restricted Subsidiaries to, enter into any sale and leaseback transaction; provided, however, that the Company and its Restricted Subsidiaries may enter into a sale and leaseback transaction if:

                  (1)      the Company or such Restricted Subsidiary could have

                           (a) incurred Indebtedness in an amount equal to the Attributable Debt relating to such sale and leaseback transaction under the Leverage Ratio test in the first paragraph of Section 4.10; and

                           (b) incurred a Lien to secure such Indebtedness pursuant to Section 4.14 or the definition of "Permitted Liens"; and

                  (2) the transfer of assets in that sale and leaseback transaction is permitted by, and the Company or such Restricted Subsidiary applies the proceeds of such transaction in compliance with,
         Section 4.11.

                  Section 4.13. Transactions with Affiliates.

                           The Company shall not, and shall not permit any of
its Restricted Subsidiaries to, make any payment to, or sell, lease, transfer or otherwise dispose of any of its properties or assets to, or purchase any property or assets from, or enter into or make or amend any transaction, contract, agreement, understanding, loan, advance or guarantee with, or for the benefit of, any Affiliate (each, an "Affiliate Transaction"), unless:

                  (1) such Affiliate Transaction is on terms that are no less favorable to the Company or the relevant Restricted Subsidiary than those that would have been obtained in a comparable transaction by the Company or such Restricted Subsidiary with an unrelated Person; and

                  (2)      the Company delivers to the Trustee:

                           (a) with respect to any Affiliate Transaction or series of related Affiliate Transactions involving aggregate consideration given or received by the Company or any such Restricted Subsidiary in excess of $15 million, a resolution of the Board of Directors of the Company or CCI in its capacity as manager of the Company (other than with respect to an Affiliate Transaction involving CCI) set forth in an Officers' Certificate certifying that such Affiliate Transaction complies with this Section 4.13 and that such Affiliate Transaction has been approved by a majority of the members of such Board of Directors; and

                           (b) with respect to any Affiliate Transaction or series of related Affiliate Transactions involving aggregate consideration given or received by the Company or any Restricted Subsidiary in excess of $50 million, an opinion as to the fairness to the Holders of such Affiliate Transaction from a financial point of view issued by an accounting, appraisal or investment banking firm of national standing.

                           The following items shall not be deemed to be
Affiliate Transactions and, therefore, shall not be subject to the provisions of the prior paragraph:

                  (1) any existing employment agreement entered into by the Company or any of its Subsidiaries and any employment agreement entered into by the Company or any of its Restricted Subsidiaries in the ordinary course of business and consistent with the past practice of the Company or any Parent or such Restricted Subsidiary;

                  (2) transactions between or among the Company and/or its Restricted Subsidiaries;

                  (3) payment of reasonable directors' fees to Persons who are not otherwise Affiliates of the Company and customary indemnification and insurance arrangements in favor of directors, regardless of affiliation with the Company or any of its Restricted Subsidiaries;

                  (4)      payment of Management Fees;

                  (5)      Restricted Payments that are permitted by Section
         4.07 and Restricted Investments that are permitted by Section 4.08;

                  (6)      Permitted Investments; and

                  (7) transactions pursuant to agreements existing on the Issue Date, as in effect on the Issue Date, or as subsequently modified, supplemented, or amended, to the extent that any such modifications, supplements or amendments complied with the applicable provisions of the first paragraph of this Section 4.13.

                  Section 4.14. Liens.

                           The Company shall not, and shall not permit any of
its Restricted Subsidiaries to, directly or indirectly, create or incur any Lien of any kind securing Indebtedness, Attributable Debt or trade payables on any of their respective assets, whether owned on the Issue Date or thereafter acquired, if such Lien is to secure such an obligation on a basis contractually senior, in any respect, to the Liens securing the Notes and if after giving effect thereto, or after giving effect to the incurrence of such Indebtedness (including Pari Passu First Priority Indebtedness), Attributable Debt or trade payables, the Senior Secured Leverage Ratio would exceed 3.75 to
1.0. The foregoing restriction shall not apply to Permitted Liens.

                  Section 4.15. Existence.

                           Subject to Article 5, the Company shall do or cause
to be done all things necessary to preserve and keep in full force and effect
(i) its limited liability company existence, and the corporate, partnership or other existence of each of its Subsidiaries, in accordance with the respective organizational documents (as the same may be amended from time to time) of the Company or any such Subsidiary and (ii) the rights (charter and statutory), licenses and franchises of the Company and its Subsidiaries; provided, however, that the Company shall not be required to preserve any such right, license or franchise, or the corporate, partnership or other existence of any of its Subsidiaries (other than Capital Corp), if the Board of Directors of the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries, taken as a whole, and that the loss thereof is not adverse in any material respect to the Holders.

                  Section 4.16. Repurchase at the Option of Holders upon a Change of Control.

                           If a Change of Control occurs, each Holder shall have
the right to require the Issuers to repurchase all or any part (equal to $1,000 or an integral multiple thereof) of that Holder's Notes pursuant to a "Change of Control Offer." In the Change of Control Offer, the Issuers shall offer a "Change of Control Payment" in cash equal to 101% of the aggregate principal amount of Notes repurchased plus accrued and unpaid interest thereon, if any, to the date of purchase.

                           Within ten days following any Change of Control, the
Issuers shall mail a notice to each Holder (with a copy to the Trustee) describing the transaction or transactions that constitute the Change of Control and stating:

                  (1) the purchase price and the purchase date, which shall not exceed 30 Business Days from the date such notice is mailed (the "Change of Control Payment Date");

                  (2) that any Note not tendered shall continue to accrue interest;

                  (3) that, unless the Issuers default in the payment of the Change of Control Payment, all Notes accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest after the Change of Control Payment Date;

                  (4) that Holders electing to have any Notes purchased pursuant to a Change of Control Offer shall be required to surrender the Notes, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Notes completed, to the Paying Agent at the address specified in the notice prior to the close of business on the third Business Day preceding the Change of Control Payment Date;

                  (5) that Holders shall be entitled to withdraw their election if the Paying Agent receives, not later than the close of business on the second Business Day preceding the Change of Control Payment Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of Notes delivered for purchase, and a statement that such Holder is withdrawing his election to have the Notes purchased; and

                  (6) that Holders whose Notes are being purchased only in part shall be issued new Notes equal in principal amount to the unpurchased portion of the Notes surrendered, which unpurchased portion must be equal to $1,000 in principal amount or an integral multiple thereof.

                           The Issuers shall comply with the requirements of
Rule 14e-1 under the Exchange Act (or any successor rules) and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control. To the extent that the provisions of any securities laws or regulations conflict with the provisions of this Section 4.16, the Issuers' compliance with such laws and regulations shall not in and of itself cause a breach of their obligations under this Section 4.16.

                           On the Change of Control Payment Date, the Issuers
shall, to the extent lawful:

                  (1) accept for payment all Notes or portions thereof properly tendered pursuant to the Change of Control Offer;

                  (2) deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Notes or portions thereof so tendered; and

                  (3) deliver or cause to be delivered to the Trustee the Notes so accepted together with an Officers' Certificate stating the aggregate principal amount of Notes or portions thereof being purchased by the Issuers.

                           The Paying Agent shall promptly mail to each Holder
so tendered the Change of Control Payment for such Notes, and the Trustee shall promptly authenticate and mail (or cause to be transferred by book entry) to each Holder a new Note equal in principal amount to any unpurchased portion of the Notes surrendered, if any; provided, however, that each such new Note shall be in a principal amount of $1,000 or an integral multiple thereof. The Issuers shall publicly announce the results of the Change of Control Offer on or as soon as practicable after the Change of Control Payment Date.

                           The provisions described above that require the
Issuers to make a Change of Control Offer following a Change of Control shall be applicable regardless of whether or not any other provisions in this Indenture are applicable. Except as described above with respect to a Change of Control, this Indenture does not contain provisions that permit the Holders to require that the Issuers repurchase or redeem the Notes in the event of a takeover, recapitalization or similar transaction.

                           Notwithstanding any other provision of this Section
4.16, the Issuers shall not be required to make a Change of Control Offer upon a Change of Control if a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in this Indenture applicable to a Change of Control Offer made by the Issuers and purchases all Notes validly tendered and not withdrawn under such Change of Control Offer.

Section 4.17.     Note Guarantees; Security.

                           The Company shall, and shall cause (x) CCOH and (y)
each Subsidiary of the Company that, directly or indirectly, Guarantees or pledges any assets to secure the payment of, or otherwise becomes an obligor with respect to, any Indebtedness under clause (1) of the second paragraph of
Section 4.10 or Related Obligations to:

                  (1) to the extent that such Subsidiary Guarantees or becomes an obligor with respect to such Indebtedness, execute and deliver a supplemental indenture substantially in the form of Exhibit G hereto providing for the guarantee of the payment of the Notes by CCOH or such Subsidiary, as the case may be, pursuant to a Note Guarantee;

                  (2) to the extent such Indebtedness is secured by a security interest in any assets of CCOH , the Company or such Subsidiary, execute one or more Security Documents upon substantially the same terms that grants any collateral agent, for the benefit of the Trustee and the Holders, a perfected second-priority security interest in the assets of CCOH or such Subsidiary, as the case may be, that secure Indebtedness under clause (1) of the second paragraph of Section
         4.10 or Related Obligations; and

                  (3) execute and deliver to the Trustee an Opinion of Counsel (which may contain customary exceptions) that such supplemental indenture and/or Security Documents have been duly authorized, executed and delivered by CCOH, the Company or such Subsidiary, as the case may be, and constitute the legal, valid, binding and enforceable obligations of CCOH or such Restricted Subsidiary, as the case may be;

provided, however, that no such Note Guarantee or security need be provided if the time such Note Guarantee and security would otherwise be granted (including on the Issue Date) is not during a Guarantee and Pledge Availability Period, but such Note Guarantee and security will be required to be provided in accordance with the provisions of this Section 4.17 on or prior to the fifth Business Day after the commencement of the next succeeding Guarantee and Pledge Availability Period. If, following the release of any Note Guarantee or any Collateral in accordance with the provisions of this Indenture, such Guarantor again guarantees, pledges any assets to secure the payment of, or otherwise becomes an obligor with respect to, the CCO Credit Facility, any other Indebtedness under clause (1) of the second paragraph of Section 4.10 or Related Obligations then such Guarantor shall also guarantee the Notes and/or grant the security interest, to the extent described in, and subject to the provisions of, this
Section 4.17.

                           In the event that additional Liens are granted by CCO
or its Subsidiaries to secure obligations under the CCO Credit Facility, any other Indebtedness under clause (1) of the second paragraph of Section 4.10 or Related Obligations, second-priority Liens on the same assets will be granted to secure the Notes. Notwithstanding the foregoing sentence, no such second-priority Liens need be provided if the time such Lien would otherwise be granted is not during a Guarantee and Pledge Availability Period, but such second-priority Lien shall be required to be provided in accordance with the foregoing sentence on or prior to the fifth Business Day of the commencement of the next succeeding Guarantee and Pledge Availability Period.

                           Any Restricted Subsidiary acquired after the Issue
Date that is prohibited from issuing a Note Guarantee pursuant to the restrictions contained in any debt instrument or other agreement in existence at the time such Restricted Subsidiary was acquired and not entered into in anticipation or contemplation of such acquisition shall not be required to become a Guarantor so long as any such restriction is in existence and to the extent of such restriction.

                           The Company shall take, and cause each of its
Subsidiaries to take, all action to preserve and protect the security interests and Liens required to be granted by this Section 4.17 to the extent it (or its Subsidiaries) takes such action to preserve or protect similar Liens securing Indebtedness under clause (1) of the second paragraph of Section 4.10 or Related Obligations.

                           For purposes of this Section 4.17 and Section 11.04
(but without prejudice to the Issuers' right to reclassify among categories of Indebtedness under Section 4.10), Indebtedness that could be characterized as outstanding under clause (1) of the second paragraph of
Section 4.10 shall be deemed to be Indebtedness under such clause (1).

                  Section 4.18. Payments for Consent.

                           The Company shall not, and shall not permit any of
its Subsidiaries to, directly or indirectly, pay or cause to be paid any consideration to or for the benefit of any Holder for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of this Indenture or the Notes unless such consideration is offered to be paid and is paid to all Holders that consent, waive or agree to amend in the time frame set forth in the solicitation documents relating to such consent, waiver or agreement.

                  Section 4.19. Suspension of Covenants.

                           During any period of time that (a) the applicable
series of Notes has an Investment Grade Rating from both Rating Agencies and (b) no Default or Event of Default has occurred and is continuing under this Indenture (the "Suspension Period"), the Company and its Restricted Subsidiaries shall not, as to such series of Notes, be subject to the provisions of Sections 4.07, 4.08, 4.09, 4.10, 4.11, 4.12 and 4.13 and clause (D) of the first paragraph of Section 5.01 (collectively, the "Suspended Covenants"). The Issuers shall promptly notify the Trustee of the commencement of a Suspension Period.

                           If the Company and its Restricted Subsidiaries are
not subject to the Suspended Covenants with respect to a series of Notes for any period of time as a result of the previous sentence and, subsequently, (i) one, or both, of the Rating Agencies withdraw their ratings or downgrade the ratings assigned to such series of Notes below the required Investment Grade Ratings or
(ii) a Default or Event of Default occurs and is continuing under such Notes (each, a "Reversion Date"), then the Company and its Restricted Subsidiaries shall thereafter again be subject to the Suspended Covenants with respect to such series of Notes.

                           For purposes of calculating the amount available to
be made as Restricted Payments under clause (iii) of the first paragraph of
Section 4.07, calculations under that clause will be made with reference to the Reference Date, as set forth in that clause. Accordingly, (x) Restricted Payments made during the Suspension Period not otherwise permitted pursuant to any of clauses (1) through (7) of the second paragraph of Section 4.07 will reduce the amount available to be made as Restricted Payments under clause (iii) of the second paragraph of Section 4.07; provided, however, that the amount available to be made as Restricted Payments on the Reversion Date shall not be reduced below zero solely as a result of such Restricted Payments, but may be reduced below zero as a result of Consolidated EBITDA for the purpose of clause
(iii)(a) of the second paragraph of Section 4.07 being negative, and (y) the items specified in subclauses (a) through (c) of clause (iii) of the second paragraph of Section 4.07 that occur during the Suspension Period will increase the amount available to be made as Restricted Payments under clause (iii) of the second paragraph of Section 4.07. Any Unrestricted Subsidiary that was designated as such during any Suspension Period that is a Subsidiary of the Company on the Reversion Date shall be deemed to be a Restricted Subsidiary on the corresponding Reversion Date and such designation shall not be deemed a Default or Event of Default under this Indenture.

                           For purposes of Sections 3.09 and 4.11, on the
Reversion Date, the unutilized Excess Proceeds will be reset to zero.

                  Section 4.20. Potential Future Registration Rights.

                           The Issuers shall enter into and provide the
registration and other rights set forth in the registration rights agreement, the form of which is attached as Exhibit H hereto, in accordance with the terms thereof, but only if and when none of the Collateral consists of, or by the terms of this Indenture in the future could consist of, securities (as defined in Section 3-16 of Regulation S-X under the Securities Act) that would require the inclusion of financial statements in any registration statement required under such registration rights agreement of a person other than the Issuers.

                                   ARTICLE 5

                                   SUCCESSORS

                  Section 5.01. Merger, Consolidation, or Sale of Assets.

                           Neither Issuer may, directly or indirectly: (1)
consolidate or merge with or into another Person or (2) sell, assign, transfer, convey or otherwise dispose of all or substantially all of its properties or assets, in one or more related transactions, to another Person; unless:

                  (A)      either:

                           (i)      such Issuer is the surviving Person; or

                           (ii) the Person formed by or surviving any such consolidation or merger (if other than such Issuer) or to which such sale, assignment, transfer, conveyance or other disposition shall have been made is a Person organized or existing under the laws of the United States, any state thereof or the District of Columbia; provided, however, that if the Person formed by or surviving any such consolidation or merger with such Issuer is a limited liability company or a Person other than a corporation, a corporate co-issuer shall also be an obligor with respect to the Notes;

                  (B) the Person formed by or surviving any such consolidation or merger (if other than such Issuer) or the Person to which such sale, assignment, transfer, conveyance or other disposition shall have been made assumes all the obligations of such Issuer under the Notes and this Indenture and the Security Documents pursuant to agreements reasonably satisfactory to the Trustee;

                  (C) immediately after such transaction no Default or Event of Default exists; and

                  (D) such Issuer or the Person formed by or surviving any such consolidation or merger (if other than such Issuer) will, on the date of such transaction after giving pro forma effect thereto and any related financing transactions as if the same had occurred at the beginning of the applicable four-quarter period,

                           (x) be permitted to incur at least $1.00 of additional Indebtedness pursuant to the Leverage Ratio test set forth in the first paragraph of Section 4.10; or

                           (y) have a Leverage Ratio immediately after giving effect to such consolidation or merger no greater than the Leverage Ratio immediately prior to such consolidation or merger.

                           In addition, the Company may not, directly or
indirectly, lease all or substantially all of its properties or assets, in one or more related transactions, to any other Person. The foregoing clause (D) shall not apply to a sale, assignment, transfer, conveyance or other disposition of assets between or among the Company and any of its Wholly Owned Restricted Subsidiaries.

                           Except as provided in paragraph (b) of Section 11.04,
no Guarantor that is a Subsidiary of the Company may, directly or indirectly, consolidate or merge with or into (whether or not such Subsidiary is the surviving Person) another Person, unless:

                  (A)      either:

                           (i)      such Subsidiary is the surviving or
                  continuing Person, or

                           (ii) the Person formed by or surviving any such consolidation or merger is another Guarantor that is a Subsidiary of the Company or assumes, by supplemental indenture in form and substance reasonably satisfactory to the Trustee, all of the obligations of such Subsidiary under the Note Guarantee of such Subsidiary, this Indenture and the Security Documents; and

                  (B) immediately after such transaction no Default or Event of Default exists.

                  Section 5.02. Successor Corporation Substituted.

                           Upon any consolidation or merger, or any sale,
assignment, transfer, lease, conveyance or other disposition of all or substantially all of the assets of either Issuer in accordance with Section 5.01, the successor Person formed by such consolidation or into which either Issuer is merged or to which such transfer is made shall succeed to and (except in the case of a lease) be substituted for, and may exercise every right and power of, such Issuer under this Indenture with the same effect as if such successor Person had been named therein as such Issuer, and (except in the case of a lease) such Issuer shall be released from the obligations under the Notes and this Indenture, except with respect to any obligations that arise from, or are related to, such transaction.

                                   ARTICLE 6

                              DEFAULTS AND REMEDIES

                  Section 6.01. Events of Default.

                           Each of the following is an Event of Default with
respect to the Notes:

                  (1) default for 30 consecutive days in the payment when due of interest on a particular series of Notes;

                  (2) default in payment when due of the principal of or premium, if any, on a particular series of Notes;

                  (3) failure by the Company or any of its Restricted Subsidiaries to comply with the provisions of
         Sections 4.16 and 5.01;

                  (4) failure by the Company or any of its Restricted Subsidiaries for 30 consecutive days after written notice thereof has been given to the Company by the Trustee or to the Company and the Trustee by Holders of at least 25% of the aggregate principal amount of Notes then outstanding to comply with any of its other covenants or agreements in this Indenture;

                  (5) default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by the Company or any of its Restricted Subsidiaries (or the payment of which is guaranteed by the Company or any of its Restricted Subsidiaries), whether such Indebtedness or guarantee now exists or is created after the Issue Date, if that default:

                           (a) is caused by a failure to pay at final stated maturity the principal amount of such Indebtedness prior to the expiration of the grace period provided in such Indebtedness on the date of such default (a "Payment Default"); or

                           (b)      results in the acceleration of such
                  Indebtedness prior to its express maturity,

          and, in each case, the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness under which there has been a Payment Default or the maturity of which has been so accelerated, aggregates $100 million or more;

                  (6) failure by the Company or any of its Restricted Subsidiaries to pay final judgments which are non-appealable aggregating in excess of $100 million, net of applicable insurance which has not been denied in writing by the insurer, which judgments are not paid, discharged or stayed for a period of 60 days;

                  (7) the Company or any of its Significant Subsidiaries pursuant to or within the meaning of Bankruptcy Law:

                           (a)      commences a voluntary case,

                           (b) consents to the entry of an order for relief against it in an involuntary case,

                           (c) consents to the appointment of a custodian of it or for all or substantially all of its property, or

                           (d) makes a general assignment for the benefit of its creditors; or

                  (8) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                           (a) is for relief against the Company or any of its Significant Subsidiaries in an involuntary case;

                           (b) appoints a custodian of the Company or any of its Significant Subsidiaries or for all or substantially all of the property of the Company or any of its Significant Subsidiaries; or

                           (c) orders the liquidation of the Company or any of its Significant Subsidiaries;

         and the order or decree remains unstayed and in effect for 60 consecutive days;

                  (9) any Note Guarantee of any Guarantor that, taken together with all other such Guarantors, would be a Significant Subsidiary ceases to be in full force and effect (other than in accordance with the terms of this Indenture and such Note Guarantee) or is declared null and void and unenforceable or found to be invalid or any Guarantor denies its liability under its Note Guarantee with respect to any series of Notes (other than by reason of release of a Guarantor from its Note Guarantee in accordance with the terms of this Indenture and such Note Guarantee); and

                  (10) so long as the Security Documents securing any series of Notes have not otherwise been terminated in accordance with their terms or the Collateral as a whole has not otherwise been released from the Lien of the Security Documents securing any series of Notes in accordance with the terms thereof, (a) any default by the Company or any Subsidiary in the performance of its obligations under the Security Documents securing any series of Notes (after the lapse of any applicable grace periods) or this Indenture which adversely affects the enforceability, validity, perfection or priority of the Trustee's Lien on the Collateral or which adversely affects the condition or value of the Collateral, taken as a whole, in any material respect, (b) repudiation or disaffirmation by the Company or any Subsidiary of its respective obligations under the Security Documents securing any series of Notes and (c) the determination in a judicial proceeding that the Security Documents securing any series of Notes are unenforceable or invalid against the Company or any Subsidiary for any reason.

                  Section 6.02. Acceleration.

                           In the case of an Event of Default arising from
clause (7) or (8) of Section 6.01 with respect to the Company, all of the outstanding Notes shall become due and payable immediately without further action or notice. In the case of an Event of Default described in the foregoing clauses (1) and (2) as to a particular series of Notes, the Trustee or the Holders of at least 25% in aggregate principal amount of such series of Notes then outstanding may declare such series of Notes due and payable immediately. If any other Event of Default occurs and is continuing, the Trustee by notice to the Issuers or the Holders of at least 25% in aggregate principal amount of the Notes by notice to the Issuers and the Trustee may declare the Notes to be due and payable immediately. The Holders of a majority in aggregate principal amount of the Notes then outstanding by written notice to the Trustee may on behalf of all of the Holders rescind an acceleration and its consequences (except nonpayment of principal, interest or premium that has become due solely because of the acceleration) if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived.

                  Section 6.03. Other Remedies.

                           If an Event of Default occurs and is continuing, the
Trustee may pursue any available remedy to collect the payment of principal, premium, if any, and interest on the Notes or to enforce the performance of any provision of the Notes or this Indenture.

                           The Trustee may maintain a proceeding even if it does
not possess any of the Notes or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder in exercising any right or remedy accruing upon a Default or an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in a Default or the Event of Default. All remedies are cumulative to the extent permitted by law.

                  Section 6.04. Waiver of Existing Defaults.

                           Holders of not less than a majority in aggregate
principal amount of the Notes by notice to the Trustee may on behalf of the Holders of all of the Notes waive an existing Default or Event of Default with respect to the Notes and its consequences hereunder, except a continuing Default or Event of Default in the payment of the principal of, premium, if any, or interest on, the Notes (including in connection with an offer to purchase); provided, however, that the Holders of a majority in aggregate principal amount of a then outstanding series of Notes may rescind an acceleration and its consequences, including any related payment default that resulted from such acceleration. Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

                  Section 6.05. Control by Majority.

                           Holders of a majority in aggregate principal amount
of the Notes then outstanding may direct the time, method and place of conducting any proceeding for exercising any remedy available to the Trustee or exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture that the Trustee determines may be prejudicial to the rights of other Holders or that may involve the Trustee in personal liability. The Trustee may take any other action which it deems proper that is not inconsistent with any such directive.

                  Section 6.06. Limitation on Suits.

                           A Holder may pursue a remedy with respect to this
Indenture or the Notes only if:

                  (a) the Holder gives to the Trustee written notice of a continuing Event of Default with respect to the Notes;

                  (b) the Holders of at least 25% in principal amount of the Notes then outstanding make a written request to the Trustee to pursue the remedy;

                  (c) such Holder or Holders offer and, if requested, provide to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

                  (d) the Trustee does not comply with the request within 60 days after receipt of the request and the offer and, if requested, the provision of indemnity; and

                  (e) during such 60-day period the Holders of a majority in aggregate principal amount of the Notes then outstanding do not give the Trustee a direction inconsistent with the request.

                           A Holder may not use this Indenture to prejudice the
rights of another Holder or to obtain a preference or priority over another Holder.

                  Section 6.07. Rights of Holders to Receive Payment.

                           Notwithstanding any other provision of this
Indenture, the right of any Holder to receive payment of principal, premium, if any, and interest on the Note, on or after the respective due dates expressed in the Note (including in connection with an offer to purchase), or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

                  Section 6.08. Collection Suit by Trustee.

                           If an Event of Default specified in Section 6.01(1)
or (2) occurs and is continuing, the Trustee is authorized to recover judgment in its own name and as trustee of an express trust against the Issuers for the whole amount of principal of, premium, if any, and interest remaining unpaid on the applicable series of Notes and interest on overdue principal and, to the extent lawful, interest and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

                  Section 6.09. Trustee May File Proofs of Claim.

                           The Trustee is authorized to file such proofs of
claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Holders allowed in any judicial proceedings relative to the Issuers (or any other obligor upon the Notes), their creditors or their property and shall be entitled and empowered to collect, receive and distribute any money or other property payable or deliverable on any such claims and any custodian in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07. To the extent that the payment of any such compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07 out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a Lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties that the Holders may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

                  Section 6.10. Priorities.

                           If the Trustee collects any money pursuant to this
Article, it shall pay out the money in the following order:

         First: to the Trustee, its agents and attorneys for amounts due under
         Section 7.07, including payment of all compensation, expense and liabilities incurred, and all advances made, by the Trustee and the costs and expenses of collection;

         Second: to Holders for amounts due and unpaid on the Notes for principal, premium, if any, and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for principal, premium, if any and interest, respectively; and

         Third: to the Issuers or to such party as a court of competent jurisdiction shall direct.

                           The Trustee may fix a record date and payment date
for any payment to Holders pursuant to this Section 6.10.

                  Section 6.11. Undertaking for Costs.

                           In any suit for the enforcement of any right or
remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.07, or a suit by Holders of more than 10% in principal amount of the then outstanding Notes.

                                   ARTICLE 7

                                     TRUSTEE

                  Section 7.01. Duties of Trustee.

                  (1) If an Event of Default has occurred and is continuing, the Trustee shall, subject to the terms and conditions of this Indenture, exercise such of the rights and powers vested in it by this Indenture and the Security Documents and use the same degree of care and skill in its exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

                  (2)      Except during the continuance of an Event of Default:

                           (a)      the duties of the Trustee shall be
                  determined solely by the express provisions of the agreements referred to in clause (1) and the Trustee need perform only those duties that are specifically set forth in such agreements and no others, and no implied covenants or obligations shall be read into such agreements against the Trustee; and

                           (b) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions required to be furnished to the Trustee hereunder and conforming to the requirements of such agreements. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of such agreements (but need not confirm or investigate the accuracy of any mathematical calculations or other facts stated therein).

                  (3) The Trustee may not be relieved from liabilities for its own gross negligent action, its own gross negligent failure to act, or its own willful misconduct, except that:

                           (a) This paragraph does not limit the effect of paragraph (2) of this Section 7.01.

                           (b) The Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was grossly negligent in ascertaining the pertinent facts.

                           (c) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05.

                           (d)      Whether or not therein expressly so
                  provided, every provision of the agreements referred to in clause (1) that in any way relates to the Trustee is subject to paragraphs (1), (2), and (3) of this Section 7.01.

                           (e) No provision of any such agreements shall require the Trustee to expend or risk its own funds or incur any liability. The Trustee shall be under no obligation to exercise any of its rights and powers under this Indenture or the Security Documents at the request of any Holder, unless such Holder shall have offered to the Trustee security and indemnity satisfactory to it against any loss, liability, claim, damage or expense.

                           (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Issuers. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

                           (g) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or documents.

                  Section 7.02. Rights of Trustee.

                  (1) The Trustee may conclusively rely upon any document (whether in its original or facsimile form) believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.

                  (2) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel or both. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel. The Trustee may consult with counsel of its own selection and the written advice or opinion of such counsel or any Opinion of Counsel shall be full and complete authorization and protection from liability in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

                  (3) The Trustee may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

                  (4) The Trustee shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within the rights or powers conferred upon it by this Indenture or the Security Documents.

                  (5) Unless otherwise specifically provided in this Indenture or the Security Documents, any demand, request, direction or notice from either of the Issuers shall be sufficient if signed by an Officer of such Issuer.

                  (6) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture or the Security Documents at the request or direction of any of the Holders unless such Holders shall have offered to the Trustee reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction.

                  (7) The Trustee shall not be charged with knowledge of any Default or Event of Default unless either (a) a Responsible Officer of the Trustee shall have actual knowledge of such Default or Event of Default or (b) written notice of such Default or Event of Default shall have been given to and received by a Responsible Officer of the Trustee by the Issuers or any Holder.

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

                  Section 7.03. Individual Rights of Trustee.

                           The Trustee in its individual or any other capacity
may become the owner or pledgee of Notes and may otherwise deal with the Issuers or any Affiliate of the Issuers with the same rights it would have if it were not Trustee. However, in the event that the Trustee acquires any conflicting interest it must eliminate such conflict within 90 days, apply to the SEC for permission to continue as trustee or resign. Any Agent may do the same with like rights and duties. The Trustee is also subject to Sections 7.10 and 7.11.

                  Section 7.04. Trustee's Disclaimer.

                           The Trustee shall not be responsible for and makes no
representation as to the validity or adequacy of this Indenture or the Notes, it shall not be accountable for the Issuers' use of the proceeds from the Notes or any money paid to the Issuers or upon the Issuers' direction under any provision of this Indenture, it shall not be responsible for the use or application of any money received by any Paying Agent other than the Trustee, and it shall not be responsible for any statement or recital herein or any statement in the Notes or any other document in connection with the sale of the Notes or pursuant to this Indenture other than its certificate of authentication.

                  Section 7.05. Notice of Defaults.

                           If a Default or Event of Default occurs and is
continuing and if it is known to a Responsible Officer of the Trustee, the Trustee shall mail to Holders a notice of the Default or Event of Default within 90 days after the Trustee acquires knowledge thereof. Except in the case of a Default or Event of Default in payment of principal of, premium, if any, or interest on any Note, the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of the Holders.

                  Section 7.06. Reports by Trustee to Holders.

                           By May 15th of each year, and for so long as Notes
remain outstanding, the Trustee shall mail to the Holders a brief report dated as of such reporting date that complies with TIA Section 313(a) (but if no event described in TIA Section 313(a) has occurred within the twelve months preceding the reporting date, no report need be transmitted). The Trustee also shall comply with TIA Section 313(b)(2). The Trustee shall also transmit by mail all reports as required by TIA Section 313(c).

                           A copy of each report at the time of its mailing to
the Holders shall be mailed to the Company and filed with the SEC and each stock exchange on which the Notes are listed in accordance with TIA Section 313(d). The Issuers shall promptly notify the Trustee when the Notes are listed on any stock exchange.

                  Section 7.07. Compensation and Indemnity.

                           The Issuers shall pay to the Trustee from time to
time reasonable compensation for its acceptance of this Indenture, the Security Documents, any Registration Rights Agreement and any other document delivered in connection with any of such agreements and its services under any of such agreements or other documents. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuers shall reimburse the Trustee promptly upon request for all reasonable disbursements, advances and expenses incurred or made by it in addition to the compensation for its services. Such expenses shall include the reasonable compensation, disbursements and expenses of the Trustee's agents and counsel.

                           The Issuers shall, jointly and severally, indemnify
the Trustee against any and all losses, liabilities, claims, damages or expenses (including reasonable legal fees and expenses) incurred by the Trustee arising out of or in connection with the acceptance or administration of its duties under (or in connection with) this Indenture, including the costs and expenses of enforcing this Indenture, the Security Documents, any Registration Rights Agreement and any other document delivered in connection therewith (including this Section 7.07) and defending itself against any claim (whether asserted by the Issuers or any Holder or any other Person) or liability in connection with the exercise or performance of any of its powers or duties hereunder, except to the extent any such loss, liability or expense may be attributable to its gross negligence or willful misconduct. The Trustee shall notify the Issuers promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Issuers shall not relieve the Issuers of their obligations hereunder. The Issuers shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel and the Issuers shall pay the reasonable fees and expenses of such counsel. The Issuers need not pay for any settlement made without their consent, which consent shall not be unreasonably withheld.

                           The obligations of the Issuers this Section 7.07
shall survive resignation or removal of the Trustee and the satisfaction and discharge of this Indenture.

                           To secure the Issuers' payment obligations in this
Section, the Trustee shall have a Lien prior to the Notes on all money or property held or collected by the Trustee, except that held in trust to pay principal and interest on particular Notes. Such Lien shall survive the resignation or removal of the Trustee and the satisfaction and discharge of this Indenture.

                           When the Trustee incurs expenses or renders services
after an Event of Default specified in Section 6.01(7) or (8) occurs, the expenses and the compensation for the services (including the fees and expenses of its agents and counsel) are intended to constitute expenses of administration under any Bankruptcy Law.

                           The Trustee shall comply with the provisions of TIA
Section 313(b)(2) to the extent applicable.

                  Section 7.08. Replacement of Trustee.

                           A resignation or removal of the Trustee and
appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section.

                           The Trustee may resign in writing at any time and be
discharged from the trust hereby created by so notifying the Issuers. The Holders of a majority in principal amount of the then outstanding Notes may remove the Trustee by so notifying the Trustee and the Issuers in writing. The Issuers may remove the Trustee if:

                  (a)      the Trustee fails to comply with Section 7.10;

                  (b) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law;

                  (c) a custodian or public officer takes charge of the Trustee or its property; or

                  (d)      the Trustee becomes incapable of acting.

                           If the Trustee resigns or is removed or if a vacancy
exists in the office of Trustee for any reason, the Issuers shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the then outstanding Notes may appoint a successor Trustee to replace the successor Trustee appointed by the Issuers.

                           If a successor Trustee does not take office within 60
days after the retiring Trustee resigns or is removed, the retiring Trustee, the Issuers, or the Holders of at least 10% in principal amount of the then outstanding Notes may petition at the expense of the Issuers any court of competent jurisdiction for the appointment of a successor Trustee.

                           If the Trustee, after written request by any Holder
who has been a Holder for at least six months, fails to comply with Section 7.10, such Holder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                           A successor Trustee shall deliver a written
acceptance of its appointment to the retiring Trustee and to the Issuers. Thereupon, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Holders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee; provided all sums owing to the Trustee hereunder have been paid and subject to the Lien provided for in Section 7.07. Notwithstanding replacement of the Trustee pursuant to this Section 7.08, the Issuers' obligations under Section 7.07 shall continue for the benefit of the retiring Trustee.

                  Section 7.09. Successor Trustee by Merger, etc.

                           If the Trustee consolidates, merges or converts into,
or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Trustee.

                  Section 7.10. Eligibility; Disqualification.

                           There shall at all times be a Trustee hereunder that
is a corporation organized and doing business under the laws of the United States of America or of any state thereof that is authorized under such laws to exercise corporate trustee power, that is subject to supervision or examination by federal or state authorities and that has a combined capital and surplus of at least $100 million as set forth in its most recent published annual report of condition.

                           This Indenture shall always have a Trustee who
satisfies the requirements of TIA Sections 310(a)(1), (2) and (5). The Trustee is subject to TIA Section 310(b).

                  Section 7.11. Preferential Collection of Claims Against the Issuers.

                           The Trustee is subject to TIA Section 311(a),
excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein.

                  Section 7.12. Authorization of the Trustee.

         Each present and future Holder hereby (a) authorizes the Trustee, on such Holder's behalf, to execute and deliver the intercreditor agreement as referred to in the Issuers' April 20, 2004 Offering Memorandum regarding the Notes, and (b) agrees that, subject to the penultimate sentence of this Section

7.12, notwithstanding any other provision to the contrary in this Indenture, (i) the Trustee shall be authorized to take (or refrain from taking) any and all actions required, authorized or contemplated by such intercreditor agreement and
(ii) the rights, agreements, obligations, covenants and duties of the Trustee to or otherwise on behalf of the Holders under this Indenture and the Security Documents shall be subject to the rights, agreements, obligations, covenants and duties of the Trustee under such intercreditor agreement to or otherwise on behalf of the Pari Passu First Priority Secured Parties. The Trustee agrees with the Holders that the Trustee will not enter into any amendment or supplement to the above-referenced intercreditor agreement (except to provide for the inclusion therein of Additional Pari Passu First Priority Indebtedness or Additional Pari Passu Second Priority Indebtedness) without in each case obtaining the prior consent of the Holders of at least a majority in aggregate principal amount of the then outstanding Notes (but without the necessity of any consent from, or notice to, the Company or any of its Affiliates). Each present and future Holder in such capacity also acknowledges and agrees that, although the Issuers and their Affiliates may not be parties thereto or bound thereby, such Holder will nonetheless be bound by the above-referenced intercreditor agreement and such intercreditor agreement will be directly enforceable against such Holder in its capacity as such. None of the Issuers or any of their Affiliates will be a party to, bound by, or a beneficiary of, any of the provisions of such intercreditor agreement, nor will the parties to such intercreditor agreement have any contractual right of enforcement thereunder against the Issuers or any Guarantor. In addition, the Trustee may enter into other agreements on behalf of Holders to the extent that such agreements would be permitted as amendments or supplements under Article 9 of this Indenture.

                                   ARTICLE 8

                    LEGAL DEFEASANCE AND COVENANT DEFEASANCE

         Section 8.01. Option to Effect Legal Defeasance or Covenant Defeasance.

                           The Issuers may, at the option of their respective
boards of directors or the Board of Directors of CCI evidenced by a resolution set forth in an Officers' Certificate of each of the Issuers, at any time, elect to have either Section 8.02 or 8.03 applied to any series of outstanding Notes and the obligations of the Guarantors under the Note Guarantees with respect thereto upon compliance with the conditions set forth below in this Article 8.

         Section 8.02. Legal Defeasance and Discharge.

                           Upon the Issuers' exercise under Section 8.01 of the
option applicable to this Section 8.02, the Issuers and the Guarantors shall, subject to the satisfaction of the conditions set forth in Section 8.04, be deemed to have been discharged from their obligations with respect to any series of outstanding Notes and the Note Guarantees with respect thereto on the date the conditions set forth below are satisfied (hereinafter, "Legal Defeasance"). For this purpose, Legal Defeasance means that the Issuers and the Guarantors shall be deemed to have paid and discharged the entire Indebtedness represented by any series of outstanding Notes and the Note Guarantees with respect thereto, which shall thereafter be deemed to be "outstanding" only for the purposes of
Section 8.05 and the other Sections of this Indenture referred to in (a) and (b) below, and to have satisfied all their other obligations under such series of Notes, such Note Guarantees with respect thereto and this Indenture (and the Trustee, on demand of and at the expense of the Issuers, shall execute proper instruments acknowledging the same), except for the following provisions which shall survive until otherwise terminated or discharged hereunder:

                  (a) the rights of Holders of such series of outstanding Notes to receive payments in respect of the principal of, premium, if any, and interest on such series of Notes when such payments are due from the trust referred to below;

                  (b) the Issuers' obligations with respect to such series of Notes concerning issuing temporary Notes, registration of Notes, mutilated, destroyed, lost or stolen Notes and the maintenance of an office or agency for payment and money for security payments held in trust;

                  (c) the rights, powers, trusts, duties and immunities of the Trustee and the Issuers' obligations in connection therewith; and

                  (d)      the Legal Defeasance provisions of this Indenture;

                           Subject to compliance with this Article 8, the
Issuers may exercise their option under this Section 8.02 notwithstanding the prior exercise of their option under Section 8.03.

         Section 8.03. Covenant Defeasance.

                           Upon the Issuers' exercise under Section 8.01 of the
option applicable to this Section 8.03, the Issuers and the Guarantors shall, subject to the satisfaction of the conditions set forth in Section 8.04, be released from their obligations under the covenants contained in Article 5 and Sections 4.03, 4.07, 4.08, 4.09, 4.10, 4.11, 4.12, 4.13, 4.14, 4.16, 4.17, 4.19,
4.20, 10.01 and 10.02 with respect to such series of Notes on and after the date the conditions set forth in Section 8.04 are satisfied (hereinafter, "Covenant Defeasance"), and such series of Notes shall thereafter be deemed not "outstanding" for the purposes of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "outstanding" for all other purposes hereunder (it being understood that such series of Notes shall not be deemed outstanding for accounting purposes). For this purpose, Covenant Defeasance means that, with respect to the outstanding Notes, the Issuers may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 6.01, but, except as specified above, the remainder of this Indenture and such Notes shall be unaffected thereby. In addition, upon the Issuers' exercise under Section 8.01 of the option applicable to this Section 8.03, subject to the satisfaction of the conditions set forth in Section 8.04, Sections 6.01(3) through 6.01(6) shall not constitute Events of Default.

         Section 8.04. Conditions to Legal or Covenant Defeasance.

                           The following shall be the conditions to the
application of either Section 8.02 or 8.03 to the outstanding Notes:

                           In order to exercise either Legal Defeasance or
Covenant Defeasance with respect to a series of Notes:

                  (1) the Issuers must irrevocably deposit with the Trustee, in trust, for the benefit of the Holders of such series of Notes, cash in U.S. dollars, non-callable Government Securities or a combination thereof, in such amounts as will be sufficient, in the opinion of a nationally recognized firm of independent public accountants, to pay the principal of, premium, if any, and interest on the outstanding Notes of such series on the stated maturity or on the applicable redemption date, as the case may be, and the Issuers must specify whether such series of Notes is being defeased to maturity or to a particular redemption date;

                  (2) in the case of Legal Defeasance, the Issuers shall have delivered to the Trustee an Opinion of Counsel reasonably acceptable to the Trustee confirming that

                           (a) the Issuers have received from, or there has been published by, the Internal Revenue Service a ruling or

                           (b) since the Issue Date, there has been a change in the applicable federal income tax law,

          in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Holders of such series of outstanding Notes will not recognize income, gain or loss for federal income tax purposes as a result of such Legal Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred;

                  (3) in the case of Covenant Defeasance, the Issuers shall have delivered to the Trustee an Opinion of Counsel reasonably acceptable to the Trustee confirming that the Holders of such series of outstanding Notes will not recognize income, gain or loss for federal income tax purposes as a result of such Covenant Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred;

                  (4) no Default or Event of Default shall have occurred and be continuing either:

                           (a) on the date of such deposit (other than a Default or Event of Default resulting from the borrowing of funds to be applied to such deposit); or

                           (b) insofar as Events of Default from bankruptcy or insolvency events are concerned, at any time in the period ending on the 91st day after the date of deposit;

                  (5) such Legal Defeasance or Covenant Defeasance will not result in a breach or violation of, or constitute a default under, any material agreement or instrument (other than this Indenture) to which the Company or any of its Restricted Subsidiaries is a party or by which the Company or any of its Restricted Subsidiaries is bound;

                  (6) the Issuers must have delivered to the Trustee an Opinion of Counsel to the effect that after the 91st day, assuming no intervening bankruptcy, that no Holder is an insider of either of the Issuers following the deposit and that such deposit would not be deemed by a court of competent jurisdiction a transfer for the benefit of either Issuer in its capacity as such, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally;

                  (7) the Issuers must deliver to the Trustee an Officers' Certificate stating that the deposit was not made by the Issuers with the intent of preferring the Holders of the Notes of such series over the other creditors of the Issuers with the intent of defeating, hindering, delaying or defrauding creditors of the Issuers or others; and

                  (8) the Issuers must deliver to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent relating to the Legal Defeasance or the Covenant Defeasance have been complied with.

                           Notwithstanding the foregoing, the Opinion of Counsel
required by clause (2) above with respect to a Legal Defeasance need not be delivered if all applicable Notes not theretofore delivered to the Trustee for cancellation

                  (a)      have become due and payable; or

                  (b) will become due and payable on the maturity date within one year, under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Issuers.

                  Section 8.05. Deposited Money and Government Securities to Be
                                Held in Trust; Other Miscellaneous Provisions.

                           Subject to Section 8.06, all money and non-callable
Government Securities (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 8.05, the "Trustee") pursuant to Section 8.04 in respect of the outstanding Notes of a particular series shall be held in trust and applied by the Trustee, in accordance with the provisions of such Notes and this Indenture, to the payment, either directly or through any Paying Agent (including the Issuers acting as Paying Agent) as the Trustee may determine, to the Holders of such Notes of all sums due and to become due thereon in respect of principal, premium, if any, and interest, but such money need not be segregated from other funds except to the extent required by law.

                           The Issuers shall pay and indemnify the Trustee
against any tax, fee or other charge imposed on or assessed against the cash or non-callable Government Securities deposited pursuant to Section 8.04 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the outstanding Notes.

                           Anything in this Article 8 to the contrary
notwithstanding, the Trustee shall deliver or pay to the Issuers from time to time upon the request of the Issuers any money or non-callable Government Securities held by it as provided in Section 8.04 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee (which may be the opinion delivered under Section 8.04(1)), are in excess of the amount thereof that would then be required to be deposited to effect an equivalent Legal Defeasance or Covenant Defeasance.

                  Section 8.06. Repayment to Issuers.

                           Any money deposited with the Trustee or any Paying
Agent, or then held by the Issuers, in trust for the payment of the principal of, premium, if any, or interest on any Note and remaining unclaimed for two years after such principal, and premium, if any, or interest has become due and payable shall be paid to the Issuers on their request or (if then held by the Issuers) shall be discharged from such trust; and the Holder of such Note shall thereafter look only to the Issuers for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Issuers as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Issuers cause to be published once, in The New York Times and The Wall Street Journal (national edition), notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification or publication, any unclaimed balance of such money then remaining shall be repaid to the Issuers.

                  Section 8.07. Reinstatement.

                           If the Trustee or Paying Agent is unable to apply any
United States dollars or non-callable Government Securities in accordance with
Section 8.02 or 8.03, as the case may be, by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Issuers' obligations under this Indenture and the Notes, shall be revived and reinstated as though no deposit had occurred pursuant to Section 8.02 or 8.03 until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 8.02 or 8.03, as the case may be; provided, however, that, if the Issuers make any payment of principal of, premium, if any, or interest on any Note following the reinstatement of their obligations, the Issuers shall be subrogated to the rights of the Holders of such Notes to receive such payment from the money held by the Trustee or Paying Agent.

                                   ARTICLE 9

                        AMENDMENT, SUPPLEMENT AND WAIVER

                  Section 9.01. Without Consent of Holders.

                           Notwithstanding Section 9.02, the Issuers, the
Guarantors and the Trustee, together, may amend or supplement this Indenture, the Notes, the Note Guarantees or the Security Documents without the consent of any Holder:

                  (1)      to cure any ambiguity, defect or inconsistency;

                  (2) to provide for uncertificated Notes in addition to or in place of certificated Notes;

                  (3)      to provide for or confirm the issuance of Additional
         Notes;

                  (4) to provide for the assumption of either Issuer's obligations to Holders in the case of a merger or consolidation or sale of all or substantially all of the assets of such Issuer pursuant to
         Article 5;

                  (5) to make any change that would provide any additional rights or benefits to the Holders or that does not adversely affect the legal rights under this Indenture of any Holder;

                  (6) to, if applicable, comply with requirements of the SEC in order to, if applicable, effect or maintain the qualification of this Indenture under the TIA or otherwise as necessary to comply with applicable law;

                  (7) to release Collateral or a Guarantor, as permitted under the terms of this Indenture or the Security Documents;

                  (8)      to add any additional assets as Collateral; or

                  (9)      to add a Guarantor.

                           Upon the request of the Issuers accompanied by a
resolution of their respective boards of directors or the Board of Directors of CCI authorizing the execution of any such amended or supplemental Indenture, and upon receipt by the Trustee of the documents described in Section 7.02, the Trustee shall join with the Issuers in the execution of any amended or supplemental Indenture authorized or permitted by the terms of this Indenture and to make any further appropriate agreements and stipulations that may be therein contained, but the Trustee shall not be obligated to enter into such amended or supplemental Indenture that affects its own rights, duties or immunities under this Indenture, the Security Documents or otherwise.

                  Section 9.02. With Consent of Holders.

                           Except as otherwise provided in this Section 9.02,
this Indenture (including Sections 4.11 and 4.16), the Notes, the Note Guarantees or the Security Documents may be amended or supplemented with the consent of the Holders of at least a majority in aggregate principal amount of the Notes then outstanding (including, without limitation, consents obtained in connection with a purchase of, or a tender offer or exchange offer for, Notes) and, subject to Sections 6.04 and 6.07, any existing Default or compliance with any provision of this Indenture, the Notes (other than any provision relating to the right of any Holder to bring suit for the enforcement of any payment of principal, premium, if any, and interest on the Note, on or after the scheduled due dates expressed in the Notes), the Note Guarantees or the Security Documents may be waived with the consent of the Holders of a majority in aggregate principal amount of the Notes then outstanding; provided, however, that if any such amendment or waiver, by its terms, directly and disproportionately affects one series of the Notes then outstanding, such amendment or waiver shall require the consent of the holders of a majority in aggregate principal amount of such series of Notes, and if any such amendment only affects one series of Notes, the holders of the other series of Notes shall not be required to consent thereto (including, without limitation, consents obtained in connection with a purchase of, or a tender offer or exchange offer for, Notes). Section 2.08 shall determine which Notes are considered to be "outstanding" for purposes of this
Section 9.02.

                           Upon the request of the Issuers accompanied by a
resolution of their respective boards of directors or the Board of Directors of CCI authorizing the execution of any such amended or supplemental Indenture, and upon the filing with the Trustee of evidence satisfactory to the Trustee of the consent of the Holders as aforesaid, and upon receipt by the Trustee of the documents described in Section 7.02, the Trustee shall join with the Issuers in the execution of such amended or supplemental Indenture unless such amended or supplemental Indenture directly affects the Trustee's own rights, duties or immunities under this Indenture, the Security Documents or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such amended or supplemental Indenture.

                           It shall not be necessary for the consent of the
Holders under this Section 9.02 to approve the particular form of any proposed amendment or waiver, but it shall be sufficient if such consent approves the substance thereof.

                           After an amendment, supplement or waiver under this
Section 9.02 becomes effective, the Issuers shall mail to the Holders affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Issuers to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amended or supplemental Indenture or waiver. Subject to Sections 6.04 and 6.07, the Holders of a majority in aggregate principal amount of the Notes then outstanding may waive compliance in a particular instance by the Issuers with any provision of this Indenture or the Notes. However, without the consent of each Holder affected, an amendment, supplement or waiver under this Section 9.02 may not (with respect to any Notes held by a non-consenting Holder):

                  (1) reduce the principal amount of Notes whose Holders must consent to an amendment, supplement or waiver;

                  (2) reduce the principal of or change the fixed maturity, or ranking, of any Note or alter the scheduled payment provisions with respect to the redemption of the Notes, or payment of principal or interest (other than provisions relating to Sections 4.11 and 4.16);

                  (3) reduce the rate of or extend the time for payment of interest on any Note (including Special Interest, if any);

                  (4) waive a Default or Event of Default in the payment of principal of, or premium, if any, or interest on the Notes (except a rescission of acceleration of the Notes by the Holders of at least a majority in aggregate principal amount of the Notes and a waiver of the payment default that resulted from such acceleration);

                  (5) make any Note payable in money other than that stated in the Notes;

                  (6) make any change in the provisions of this Indenture relating to waivers of past Defaults or the rights of Holders to receive payments of principal of, or premium, if any, or interest on the Notes;

                  (7) waive a redemption payment with respect to any Note (other than a payment required by Section 4.11 or 4.16);

                  (8)      make any change in this Section 9.02; or

                  (9) release any Guarantor that is a Significant Subsidiary from any of its obligations under its Note Guarantee otherwise than in accordance with the terms of this Indenture.

                           Notwithstanding the foregoing provisions of this
Section 9.02, in addition to the release of Collateral expressly permitted by this Indenture and the Security Documents, all or any portion of the Collateral may be released under this Indenture and the Security Documents as to the Notes and any Guarantor may be released from its obligations under its Note Guarantee, with the consent of the Holders of at least 66 2/3% in aggregate principal amount of the Notes then outstanding.

                  Section 9.03. Compliance with Trust Indenture Act.

                           Every amendment or supplement to this Indenture or
the Notes shall be set forth in an amended or supplemental Indenture that complies with the TIA as then in effect.

                  Section 9.04. Revocation and Effect of Consents.

                           Until an amendment, supplement or waiver becomes
effective, a consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder or portion of a Note that evidences the same debt as the consenting Holder's Note, even if notation of the consent is not made on any Note. However, any such Holder or subsequent Holder may revoke the consent as to its Note if the Trustee receives written notice of revocation before the date the waiver, supplement or amendment becomes effective. An amendment, supplement or waiver becomes effective in accordance with its terms and thereafter binds every Holder.

                  Section 9.05. Notation on or Exchange of Notes.

                           The Trustee may place an appropriate notation about
an amendment, supplement or waiver on any Note thereafter authenticated. The Issuers in exchange for all Notes may issue and the Trustee shall, upon receipt of an Authentication Order, authenticate new Notes that reflect the amendment, supplement or waiver.

                           Failure to make the appropriate notation or issue a
new Note shall not affect the validity and effect of such amendment, supplement or waiver.

                  Section 9.06. Trustee to Sign Amendments, etc.

                           The Trustee shall sign any amended or supplemental
Indenture authorized pursuant to this Article 9 if the amendment or supplement does not adversely affect the rights, duties, liabilities or immunities of the Trustee under this Indenture, the Security Documents or otherwise. The Issuers may not sign an amendment or supplemental Indenture until their respective Boards of Directors approve it. In executing any amended or supplemental indenture, the Trustee shall be entitled to receive and (subject to Section 7.01) shall be fully protected in relying upon, in addition to the documents required by Section 12.04, an Officers' Certificate and an Opinion of Counsel, in each case from each of the Issuers, stating that the execution of such amended or supplemental indenture is authorized or permitted by this Indenture.

                                   ARTICLE 10

                        COLLATERAL AND SECURITY DOCUMENTS

                  Section 10.01. Security Documents; Additional Collateral.

                           The Company and each Guarantor will execute and
comply with, and cause each of its Subsidiaries to execute and comply with, the terms of each Security Document to which such Person is, or is required to be, a party.

                  Section 10.02. Opinions.

                           The Company shall furnish to the Trustee on March 15
of each year, beginning March 15, 2005, an Opinion or Opinions of Counsel, dated as of such date, either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, registering, filing, re-recording, re-registering and re-filing of (x) this Indenture, the Security Documents and all supplemental Indentures and amendments thereto, and (y) financing statements, continuation statements or other instruments of further assurances, as is necessary under applicable law to maintain the Lien created by each such Security Document and reciting the details of such action or referring to prior Opinions of Counsel in which such details are given, and stating that all financing statements and continuation statements have been executed and filed that are necessary to perfect such Lien, or stating that, in the opinion of such counsel, no such action is necessary to maintain such Liens and such other statements or certificates as may be required by the Security Documents.

                  Section 10.03. Suits to Protect the Collateral.

                           The Trustee shall have power to institute in its name
and to maintain such suits and proceedings as it may deem expedient to prevent any impairment of the Collateral by any acts which may be unlawful or in violation of this Indenture or any of the Security Documents, and such suits and proceedings as necessary to preserve or protect its interests and the interests of the Holders in the Collateral, including power to institute and maintain suits or proceedings to restrain the enforcement of or compliance with any legislative or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid, if the enforcement of, or compliance with, such enactment, rule or order would impair the security hereunder or under any of the Security Documents, or be prejudicial to the interests of the Holders or the Trustee.

                  Section 10.04. Release of Collateral.

                  (a) The Trustee shall not at any time release Collateral from the Liens created by this Indenture and the Security Documents unless such release is in accordance with the provisions of this Indenture and the Security Documents.

                  (b) In the event that (i) all of the Liens on any of the Collateral securing the CCO Credit Facility and the Related Obligations or any other Indebtedness under clause (1) of the second paragraph of Section 4.10 are released for any reason, including, without limitation, in connection with the repayment in full of all obligations under the CCO Credit Facility and the Related Obligations or any other Indebtedness under clause (1) of the second paragraph of Section 4.10, in each case, without the refinancing thereof on a secured basis, and there is no Event of Default pursuant to clause (1) or (2) of
Section 6.01 hereof then existing (or that would result therefrom), or (ii) any Collateral is released in accordance with the provisions of Section 9.02, the Liens on such Collateral securing the Notes will be automatically released and terminated. In addition, in the event of the Legal Defeasance or Covenant Defeasance or discharge of a series of Notes, the Liens on all Collateral securing such series of Notes (except for any Liens required by Article 8) will be automatically released and terminated.

                  (c) To evidence any such release and termination, the Company shall be entitled to such releases, terminations and other documents and instruments as the Company or any third party entitled to rely thereon may request, and the Trustee shall, at the Company's expense, execute and deliver such requested releases, terminations and other documents and instruments, with respect to items of Collateral subject to release pursuant to clauses (a) and
(b) above (the "Released Collateral") upon compliance with the conditions precedent that the Company shall have delivered to the Trustee the following:

                  (i) a notice from the Company requesting release of Released Collateral (a "Company Notice") and specifically describing the proposed Released Collateral;

                  (ii)     an Officers' Certificate certifying that

                           (1) the release of such Released Collateral complies with the terms and conditions of this Indenture,

                           (2) all conditions precedent in this Indenture and the Security Documents to such release have been complied with,

                           (3) no Default or Event of Default pursuant to clause (1) or (2) of Section 6.01 hereof is in effect or continuing on the date thereof or would result therefrom (including, without limitation, as a result of an Insolvency Proceeding), and

                  (iii) an Opinion of Counsel substantially to the effect that all conditions precedent herein and under any of the Security Documents relating to the release of such Collateral have been complied with.

                  (d) The release of any Collateral from the Liens of the Security Documents or the release, in whole or in part, of the Liens created by the Security Documents shall not be deemed to impair the security under this Indenture in contravention of the provisions hereof if and to the extent the Collateral is released pursuant to this Indenture or the applicable Security Documents.

                  Section 10.05. Sufficiency of Release.

                           All purchasers and grantees of any property or rights
purporting to be released shall be entitled to rely upon any release executed by the Trustee hereunder as sufficient for the purpose of this Indenture and as constituting a good and valid release of the property therein described from the Lien of this Indenture and of the Security Documents.

                  Section 10.06. Actions by the Trustee.

                           Subject to the provisions of the Security Documents
and this Indenture, the Trustee may in its sole discretion and without the consent of the Holders take all actions that are deemed necessary or appropriate in order to (i) enforce any of the terms of the Security Documents and (ii) to collect and receive all amounts payable in respect of the obligations of the Company and any Guarantors under the Security Documents and this Indenture. The Trustee shall have the power to institute and maintain such suits and proceedings as it may deem expedient in order to prevent any impairment of the Collateral by any act that may be unlawful or in violation of this Indenture or the Security Documents, and such suits and proceedings as the Trustee may deem expedient to preserve or protect its interests and those of the Holders in the Collateral. No duty beyond that set forth in Section 7.01 is imposed on the Trustee pursuant to this Section 10.06.

                                   ARTICLE 11

                                    GUARANTEE

                           The following provisions shall become applicable to
each Guarantor upon it initially becoming, or being required to become, a
Guarantor:

                  Section 11.01. Unconditional Guarantee.

                           Each Guarantor unconditionally guarantees, on a
senior basis jointly and severally, to each Holder authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, the Notes or the obligations of the Company hereunder or thereunder, that: (i) the principal of and interest on the Notes will be promptly paid in full when due, subject to any applicable grace period, whether at maturity, by acceleration or otherwise, and interest on the overdue principal, if any, and interest on any interest, to the extent lawful, of the Notes and all other obligations of the Company to the Holders or the Trustee hereunder or thereunder will be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and (ii) in case of any extension of time of payment or renewal of any Notes or of any such other obligations, the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, subject to any applicable grace period, whether at stated maturity, by acceleration or otherwise, subject, however, in the case of clauses (i) and (ii) above, to the limitations set forth in Section 11.03. Each Guarantor agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Notes or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, and action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. Each Guarantor waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenants that this Note Guarantee will not be discharged except by complete performance of the obligations contained in the Notes, this Indenture, the Security Documents and in this Note Guarantee, and waives any and all defenses available to a surety (other than payment in full). If any Holder or the Trustee is required by any court or otherwise to return to the Company, any Guarantor, or any custodian, trustee, liquidator or other similar official acting in relation to the Company or any Guarantor, any amount paid by the Company or any Guarantor to the Trustee or such Holder, this Note Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect. Each Guarantor further agrees that, as between each Guarantor, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article 6 for the purposes of this Note Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Obligations guaranteed hereby, and (y) in the event of any acceleration of such obligations as provided in Article 6, such Obligations (whether or not due and payable) shall forthwith become due and payable by each Guarantor for the purpose of this Note Guarantee.

                  Section 11.02. Severability.

                           In case any provision of this Note Guarantee shall be
invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  Section 11.03. Limitation of Guarantor's Liability.

                           Each Guarantor and by its acceptance hereof each
Holder confirms that it is the intention of all such parties that the guarantee by such Guarantor pursuant to its Note Guarantee not constitute a fraudulent transfer or conveyance for purposes of any Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal or state law. To effectuate the foregoing intention, the Holders and such Guarantor irrevocably agree that the obligations of such Guarantor under the Note Guarantee shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Guarantor and after giving effect to any collections from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under its Note Guarantee or pursuant to Section 11.05, result in the obligations of such Guarantor under the Note Guarantee not constituting such fraudulent transfer or conveyance.

                  Section 11.04. Release of Guarantor.

                  (a) In the event that all of a Guarantor's obligations with respect to the CCO Credit Facility and the Related Obligations or other Indebtedness under clause (1) of the second paragraph of Section 4.10 are released or discharged, in full, for any reason, including, without limitation, in connection with the repayment in full of all obligations under the CCO Credit Facility and the Related Obligations or such other Indebtedness, the Note Guarantee of such Guarantor will also be automatically released and terminated. Notwithstanding the preceding sentence, no such release shall be effective against the Trustee or the Holders if a Default or Event of Default in the payment of principal of, premium, if any, or interest on the Notes (including in connection with an offer to purchase) (including as a result of the events described under clause (7) or (8) of Section 6.01) is in effect or continuing on the date thereof, or would result therefrom shall have occurred and be continuing under this Indenture as of the time of such proposed release until such time as (1) such Default or Event of Default is cured or (2) such release is consented to by the applicable Holders in accordance with the terms of this Indenture.

                           The Note Guarantees will be automatically released ab
initio immediately prior to the entry of a Judgment (that remains unstayed) by a court of competent jurisdiction to the effect that such Note Guarantees (solely because of the existence of the provisions in the intercreditor agreement to be entered into between the Trustee on behalf of the Holders and the representative (the "Representative") of the lenders under the CCO Credit Facility relating to the Note Guarantees) provide holders of Indebtedness under the CCH II Indentures, CCI Indentures, CCOH Indentures or Charter Holdings Indentures

(as in effect on the Issue Date) the right to accelerate (whether by reason of a violation of a covenant contained therein or as a result of a cross-acceleration provision therein tied to a covenant violation under any other such indenture) the maturity of such debt not otherwise then due, unless at such time such intercreditor agreement provisions are released by the Representative. Upon either (i) the entry of any subsequent order overruling or reversing any such Judgment or (ii) the occurrence of a Default in the payment of principal of, premium, if any, or interest on the Notes (including in connection with an offer to purchase) during any period in which such Judgment is being contested by any affected Parent or Guarantor in accordance with the next succeeding paragraph, the Note Guarantees shall be automatically reinstated, subject to the provisions of Section 4.17 and this Section 11.04, as if never released.

                           CCO and the Guarantors will take, and will cause each
Parent to take, all commercially reasonable action to contest, including by seeking all stays of enforcement and appeals of, any non-final Judgment until entry of a final, non-appealable Judgment, any notice of default or acceleration or related claim or proceeding brought by holders of Indebtedness under the CCI Indentures, the Charter Holdings Indentures, the CCH II Indentures or the CCOH Indentures. For the purposes of this Section 11.04, a settlement requiring release of Note Guarantees shall not be deemed commercially reasonable. Any such release under the preceding paragraph shall not affect the obligations of CCOH, CCO and its Subsidiaries to continue to provide the security interests in the Collateral for the benefit of the Trustee and the Holders. "Judgment" for purposes of this Section 11.04 means a judicial order, memorandum or decision.

                  (b) In addition to release under the circumstances described in the foregoing clause (a), a Restricted Subsidiary that is a Guarantor shall be released from its obligations under its Note Guarantee with respect to a particular series of Notes and its obligations under this Indenture and the Security Documents:

                  (1) in the event of the Legal Defeasance or Covenant Defeasance or discharge of such series of Notes;

                  (2) upon the dissolution of a Guarantor which is not prohibited by the terms of this Indenture;

                  (3) in the event of a sale or other disposition of all or substantially all of the assets of such Guarantor, by way of merger, consolidation or otherwise, or a sale or other disposition of all of the Equity Interests of such Guarantor then held by the Issuers and their Restricted Subsidiaries; provided, however, that such sale or disposition otherwise complies with all of the terms of this Indenture, including those of Section 4.11; or

                  (4) if such Guarantor is designated as an Unrestricted Subsidiary in accordance with the provisions of this Indenture, upon effectiveness of such designation or when it first ceases to be a Restricted Subsidiary, respectively.

                  (c) The Trustee shall deliver an appropriate instrument or instruments evidencing such release upon receipt of a request by the Company accompanied by an Officers' Certificate and an Opinion of Counsel certifying as to the compliance with this Section 11.04.

                  Section 11.05. Contribution.

                           In order to provide for just and equitable
contribution among the Guarantors, the Guarantors agree, inter se, that in the event any payment or distribution is made by any Guarantor (a "Funding Guarantor") under the Note Guarantee, such Funding Guarantor shall be entitled to a contribution from all other Guarantors in a pro rata amount based on the Adjusted Net Assets (as defined below) of each Guarantor (including the Funding Guarantor) for all payments, damages and expenses incurred by that Funding Guarantor in discharging the Company's obligations with respect to the Notes or any other Guarantor's obligations with respect to its Note Guarantee. "Adjusted Net Assets" of such Guarantor at any date shall mean the lesser of the amount by which (x) the fair value of the property of such Guarantor exceeds the total amount of liabilities, including, without limitation, contingent liabilities (after giving effect to all other fixed and contingent liabilities incurred or assumed on such date), but excluding liabilities under the Note Guarantee of such Guarantor at such date, and (y) the present fair salable value of the assets of such Guarantor at such date exceeds the amount that will be required to pay the probable liability of such Guarantor on its debts (after giving effect to all other fixed and contingent liabilities incurred or assumed on such date), excluding debt in respect of the Note Guarantee of such Guarantor, as they become absolute and matured.

                  Section 11.06. Waiver of Subrogation.

                           Until one year after all obligations are paid in
full, each Guarantor irrevocably waives any claims or other rights which it may now or hereafter acquire against the Company that arise from the existence, payment, performance or enforcement of such Guarantor's obligations under its Note Guarantee and this Indenture, including, without limitation, any right of subrogation, reimbursement, exoneration, indemnification, and any right to participate in any claim or remedy of any Holder against the Company, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including, without limitation, the right to take or receive from the Company, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such claim or other rights. If any amount shall be paid to any Guarantor in violation of the preceding sentence and the Notes shall not have been paid in full, such amount shall have been deemed to have been paid to such Guarantor for the benefit of, and held in trust for the benefit of, the Holders, and shall forthwith be paid to the Trustee for the benefit of such Holders to be credited and applied upon the Notes, whether matured or unmatured, in accordance with the terms of this Indenture. Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by this Indenture and that the waiver set forth in this Section 11.06 is knowingly made in contemplation of such benefits.

                  Section 11.07. Execution of Note Guarantee.

                           To evidence their Note Guarantee to the Holders set
forth in this Article 11, the Guarantors agree on becoming a Guarantor to execute a Note Guarantee in substantially the form attached hereto as Exhibit E, which shall be endorsed on each Note ordered to be authenticated and delivered by the Trustee. Each Guarantor agrees that its Note Guarantee set forth in this
Article 11 shall remain in full force and effect notwithstanding any failure to endorse on each Note a notation of such Note Guarantee. Each such Note Guarantee shall be signed on behalf of each Guarantor by one of its authorized Officers prior to the authentication of the Note on which it is endorsed, and the delivery of such Note by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of such Note Guarantee on behalf of such Guarantor. Such signatures upon the Note Guarantee may be by manual or facsimile signature of such Officer and may be imprinted or otherwise reproduced on the Note Guarantee, and in case any such Officer who shall have signed the Note Guarantee shall cease to be such Officer before the Note on which such Note Guarantee is endorsed shall have been authenticated and delivered by the Trustee or disposed of by the Company, such Note nevertheless may be authenticated and delivered or disposed of as though the Person who signed the Note Guarantee had not ceased to be such Officer of the Guarantor.

                  Section 11.08. Waiver of Stay, Extension or Usury Laws.

                           Each Guarantor covenants (to the extent that it may
lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law that would prohibit or forgive each such Guarantor from performing its Note Guarantee as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture; and (to the extent that it may lawfully do so) each such Guarantor hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE 12

                                  MISCELLANEOUS

                  Section 12.01. Trust Indenture Act Controls.

                           If any provision of this Indenture limits, qualifies
or conflicts with the duties imposed by TIA Section 318(c), the imposed duties shall control.

                  Section 12.02. Notices.

                           Any notice or communication by the Issuers or the
Trustee to the others is duly given if in writing and delivered in Person or mailed by first class mail (registered or certified, return receipt requested), telex, telecopier or overnight air courier guaranteeing next day delivery, to the others' address:

                          If to the Issuers or any Guarantor:

                  Charter Communications Operating, LLC
                  Charter Communications Operating Capital Corp.
                  c/o Charter Communications, Inc.
                  12405 Powerscourt Drive, Suite 100
                  St. Louis, Missouri 63131
                  Telecopier No.: (314) 965-8793
                  Attention: Secretary

                          With a copy to:

                  Irell & Manella LLP
                  1800 Avenue of the Stars
                  Suite 900
                  Los Angeles, California 90067
                  Telecopier No.: (310) 556-5393
                  Attention: Meredith Jackson, Esq.

                          If to the Trustee:

                  Wells Fargo Bank, N.A.
                  Corporate Trust Services

                  MAC N9303-120
                  Sixth Street and Marquette Avenue
                  Minneapolis, MN 55479
                  Telecopier No.: 612-667-2160
                  Attention: Michael Lechner

                           The Issuers or the Trustee, by notice to the other,
may designate additional or different addresses for subsequent notices or communications.

                           All notices and communications (other than those sent
to Holders) shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

                           Any notice or communication to a Holder shall be
mailed by first class mail, certified or registered, return receipt requested, or by overnight air courier guaranteeing next day delivery to its address shown on the register kept by the Registrar. Any notice or communication shall also be so mailed to any Person described in TIA Section 313(c), to the extent required by the TIA. Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders.

                           If a notice or communication is mailed in the manner
provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

                           If the Issuers mail a notice or communication to
Holders, it shall mail a copy to the Trustee and each Agent at the same time.

                  Section 12.03. Communication by Holders with Other Holders.

                           Holders may communicate pursuant to TIA Section
312(b) with other Holders with respect to their rights under this Indenture or the Notes. The Issuers, the Trustee, the Registrar and anyone else shall have the protection of TIA Section 312(c).

                  Section 12.04. Certificate and Opinion as to Conditions
                                 Precedent.

                           Upon any request or application by the Issuers to the
Trustee to take any action under this Indenture, the Issuers shall furnish to the Trustee:

                  (i) an Officers' Certificate in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 12.05) stating that, in the opinion of the signers, all conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been satisfied; and

                  (ii) an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 12.05) stating that, in the opinion of such counsel, all such conditions precedent and covenants have been satisfied.

                  Section 12.05. Statements Required in Certificate or Opinion.

                           Each certificate or opinion with respect to
compliance with a condition or covenant provided for in this Indenture (other than a certificate provided pursuant to TIA Section 314(a)(4)) shall comply with the provisions of TIA Section 314(e) and shall include:

                  (i) a statement that the Person making such certificate or opinion has read such covenant or condition;

                  (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (iii) a statement that, in the opinion of such Person, he or she has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been satisfied; and

                  (iv) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been satisfied.

                  Section 12.06. Rules by Trustee and Agents.

                           The Trustee may make reasonable rules for action by
or at a meeting of Holders. The Registrar or Paying Agent may make reasonable rules and set reasonable requirements for its functions.

                  Section 12.07. No Personal Liability of Directors, Officers,
                                 Employees, Managers, Members and Stockholders.

                           No director, officer, employee, incorporator,
manager, member or stockholder of the Issuers, or director, officer, employee, incorporator or stockholder of CCI as manager of the Issuers, as such, shall have any liability for any obligations of the Issuers under the Notes or this Indenture, or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.

                  Section 12.08. Governing Law.

                           THE INTERNAL LAWS OF THE STATE OF NEW YORK SHALL
GOVERN AND BE USED TO CONSTRUE THIS INDENTURE AND THE NOTES AND ANY NOTE GUARANTEES WITHOUT GIVING EFFECT TO THE APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE OR THE NOTES OR ANY NOTE GUARANTEE.

                  Section 12.09. No Adverse Interpretation of Other Agreements.

                           This Indenture may not be used to interpret any other
indenture, loan or debt agreement of the Issuers or their Subsidiaries or of any other Person. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

                  Section 12.10. Successors.

                           All agreements of the Issuers in this Indenture and
the Notes, as the case may be, shall bind their respective successors. All agreements of the Trustee in this Indenture shall bind its successors.

                  Section 12.11. Severability.

                           In case any provision in this Indenture or the Notes,
as the case may be, shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  Section 12.12. Counterpart Originals.

                           The parties may sign any number of copies of this
Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

                  Section 12.13. Table of Contents, Headings, etc.

                           The Table of Contents, Cross-Reference Table and
Headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part of this Indenture and shall in no way modify or restrict any of the terms, conditions or provisions.

                                   ARTICLE 13

                           SATISFACTION AND DISCHARGE

                  Section 13.01. Satisfaction and Discharge of Indenture.

                           This Indenture shall cease to be of further effect
(except as to any surviving rights of registration of transfer or exchange of Notes herein expressly provided for), and the Trustee, on demand of and at the expense of the Issuers, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

                  (1)      either

                  (a) all Notes theretofore authenticated and delivered (other than (i) Notes which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.07 and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuers and thereafter repaid to the Issuers or discharged from such trust,) have been delivered to the Trustee for cancellation; or

                  (b) all such Notes not theretofore delivered to the Trustee for cancellation

                           (i)      have become due and payable, or

                           (ii) will become due and payable at their Stated Maturity within one year, or

                           (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Issuers, and the Issuers, in the case of (i), (ii) or (iii) above, have deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Notes which have become due and payable) or to the maturity or redemption thereof, as the case may be;

                  (2) the Issuers have paid or caused to be paid all other sums payable hereunder by the Issuers; and

                  (3) each of the Issuers has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

                           Notwithstanding the satisfaction and discharge of
this Indenture pursuant to this Article 11, the obligations of the Issuers to the Trustee under Section 7.07, and, if money shall have been deposited with the Trustee pursuant to subclause (b) of clause (1) of this Section, the obligations of the Trustee under Section 13.02 shall survive.

                  Section 13.02. Application of Trust Money.

                           All money deposited with the Trustee pursuant to
Section 13.01 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee.

                         [Signatures on following page]

                                   SIGNATURES

Dated as of April 27, 2004

                                         CHARTER COMMUNICATIONS OPERATING, LLC,
                                         as an Issuer


                                         By: /s/ Eloise E. Schmitz
                                             ___________________________________
                                             Name: Eloise E. Schmitz
                                             Title: Vice President


                                         CHARTER COMMUNICATIONS OPERATING
                                         CAPITAL CORP., as an Issuer


                                         By: /s/ Derek Chang
                                             ___________________________________
                                             Name: Derek Chang
                                             Title: Executive Vice President

                                         WELLS FARGO BANK, N.A.,
                                         as Trustee

                                         By: /s/ Michael T. Lechner
                                             ----------------------------------
                                             Name: Michael T. Lechner
                                             Title: Assistant Vice President

                                                                     EXHIBIT A-1

                                 [Face of Note]

                              CUSIP NO. [_________]

                      8% Senior Second Lien Notes due 2012

No.

                               $[________________]

                      CHARTER COMMUNICATIONS OPERATING, LLC

                                       and

                 CHARTER COMMUNICATIONS OPERATING CAPITAL CORP.

promise to pay to ____________________________________________________________,

or registered assigns,

the principal amount of _____________________________________________ Dollars

($______________________________) on April 30, 2012.

Interest Payment Dates: April 30 and October 30

Record Dates: April 15 and October 15

Subject to restrictions set forth in this Note.

                                      A-1-1

                           IN WITNESS WHEREOF, each of Charter Communications
Operating, LLC and Charter Communications Operating Capital Corp. has caused this instrument to be duly executed.

Dated: [          ], 2004

                                         CHARTER COMMUNICATIONS OPERATING, LLC

                                         By: ___________________________________
                                             Name:
                                             Title:

                                         By: ___________________________________
                                             Name:
                                             Title:

                                         CHARTER COMMUNICATIONS OPERATING
                                         CAPITAL CORP.

                                         By: ___________________________________
                                             Name:
                                             Title:

                                         By: ___________________________________
                                             Name:
                                             Title:

This is one of the Notes referred to
in the within-mentioned Indenture:

WELLS FARGO BANK, N.A.,
as Trustee

By: __________________________________
    Authorized Signatory

                                      A-1-2

                                 [Back of Note]

                      8% Senior Second Lien Notes due 2012

                  "THE ISSUERS HAVE REQUESTED THE DEPOSITORY TRUST COMPANY NOT TO TRANSFER ANY INTEREST IN THIS GLOBAL NOTE BY EFFECTING BOOK-ENTRY DELIVERIES UNTIL JUNE 6, 2004."(1)

                  "THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT
                  (i) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.07 OF THE INDENTURE, (ii) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06(a) OF THE INDENTURE, (iii) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO
                  SECTION 2.11 OF THE INDENTURE AND (iv) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE ISSUERS."(2)

                  "THE NOTES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (a) (1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) TO AN INSTITUTIONAL ACCREDITED INVESTOR IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT SUBJECT TO THE CERTIFICATION AND DELIVERY REQUIREMENTS OF THE INDENTURE GOVERNING THE NOTES, (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (b) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES."(3)

-----------------
(1) This paragraph should be included only for temporary Regulation S Global Notes.

(2) This paragraph should be included only if the Notes are issued in global form.

(3) This paragraph should be removed upon the exchange of Notes for Exchange Notes in an Exchange Offer or upon the registration of the Notes pursuant to the terms of a Registration Rights Agreement.

                                      A-1-3

                  Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

                           1.       INTEREST. Charter Communications Operating,
LLC, a Delaware limited liability company (the "Company"), and Charter Communications Operating Capital Corp., a Delaware corporation ("Capital Corp" and, together with the Company, the "Issuers"), promise to pay interest on the principal amount of this Note at the rate of 8% per annum from the Issue Date until maturity. The Issuers will pay interest semi-annually in arrears on April 30 and October 30 of each year (each an "Interest Payment Date"), or if any such day is not a Business Day, on the next succeeding Business Day. Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance; provided that if there is no existing Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided, further, that the first Interest Payment Date shall be October 30, 2004. The Issuers shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at a rate that is 2% per annum in excess of the rate then in effect; they shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

                           2.       METHOD OF PAYMENT. The Issuers shall pay
interest on the Notes (except defaulted interest) to the Persons who are registered Holders at the close of business on the April 15 or October 15 next preceding the Interest Payment Date, even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in
Section 2.12 of the Indenture with respect to defaulted interest. The Notes will be payable as to principal, premium, if any, and interest at the office or agency of the Issuers maintained for such purpose within or without the City and State of New York, or, at the option of the Issuers, payment of interest may be made by check mailed to the Holders at their addresses set forth in the register of Holders, and provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest and premium on all Global Notes and all other Notes the Holders of which shall have provided wire transfer instructions to the Issuers or the Paying Agent. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

                           3.       PAYING AGENT AND REGISTRAR. Initially, Wells
Fargo Bank, N.A., the Trustee under the Indenture, will act as Paying Agent and Registrar. The Issuers may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.

                           4. INDENTURE. The Issuers issued the Notes under an
Indenture dated as of April 27, 2004 (the "Indenture") among the Issuers and the Trustee. The Notes arise out of and are made in accordance with the Indenture, including the terms stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code Sections 77aaa-77bbbb). The Holders are referred to the Indenture and such Act for a complete statement of such terms.

                           5.       OPTIONAL REDEMPTION.

                           (a)      The Issuers may, at any time and from time
to time, at their option, redeem the outstanding Eight Year Notes, in whole or in part, at a redemption price equal to 100% of the

                                     A-1-4
principal amount thereof plus accrued and unpaid interest, if any, to the redemption date, plus the Make-Whole Premium.

                           (b)      Notwithstanding the provisions of clause (a)
of this Paragraph 5, at any time prior to April 30, 2007, the Issuers may, on any one or more occasions, redeem up to 35% of the original aggregate principal amount of the Eight Year Notes issued on the Issue Date (including the principal amount of any Additional Eight Year Notes) issued under the Indenture on a pro rata basis (or nearly as pro rata as practicable), at a redemption price of 108.000% of the principal amount thereof, plus accrued and unpaid interest, if any, to the redemption date, with the net cash proceeds of one or more Equity Offerings; provided, however, that:

                  (i) at least 65% of the original aggregate principal amount of the Eight Year Notes issued on the Issue Date (including the principal amount of any Additional Eight Year Notes) issued under the Indenture remains outstanding immediately after the occurrence of such redemption (excluding Eight Year Notes held by the Issuers and their Subsidiaries); and

                  (ii) the redemption must occur within 60 days of the date of the closing of such Equity Offering.

                           6.       MANDATORY REDEMPTION. Except as otherwise
provided in Paragraph 7 below, the Issuers shall not be required to make mandatory redemption payments with respect to the Notes.

                           7.       REPURCHASE AT OPTION OF HOLDER.

                  (a) If there is a Change of Control, the Issuers shall make an offer (a "Change of Control Offer") to repurchase all or any part (equal to $1,000 or an integral multiple thereof) of each Holder's Notes at a purchase price equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest thereon, if any, to the date of purchase (the "Change of Control Payment"). Within 10 days following any Change of Control, the Issuers shall mail a notice to each Holder describing the transaction or transactions that constitute the Change of Control and offering to repurchase Notes on the Change of Control Payment Date specified in such notice, pursuant to the procedures required by the Indenture and described in such notice.

                  (b) If the Company or a Restricted Subsidiary thereof consummates any Asset Sale, when the aggregate amount of Excess Proceeds exceeds $25.0 million, the Issuers shall commence an offer (an "Asset Sale Offer") pursuant to Section 4.11 of the Indenture to all Holders and all holders of other Indebtedness that is of equal priority with the Notes containing provisions requiring offers to purchase or redeem with the proceeds of sales of assets to purchase the maximum principal amount of Notes and such other Indebtedness of equal priority that may be purchased out of the Excess Proceeds (which amount includes the entire amount of the Net Proceeds). The offer price in any Asset Sale Offer will be payable in cash and equal to 100% of principal amount plus accrued and unpaid interest, if any, to the date of purchase. If any Excess Proceeds remain after consummation of an Asset Sale Offer, the Company may use such Excess Proceeds for any purpose not otherwise prohibited by the Indenture. If the aggregate principal amount of Notes and such other Indebtedness of equal priority tendered into such Asset Sale Offer exceeds the amount of Excess Proceeds, the Trustee shall select the Notes and such other Indebtedness of equal priority to be purchased on a pro rata basis. Upon completion of each Asset Sale Offer, the amount of Excess Proceeds shall be reset at zero. Holders that are the subject of an offer to purchase will receive an Asset Sale Offer from the Issuers prior to any related purchase date and may elect to have such Notes purchased by completing the form entitled "Option of Holder to Elect Purchase" on the reverse of the Notes.

                                     A-1-5

                           8.       DENOMINATIONS, TRANSFER, EXCHANGE. The Notes
are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Issuers may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Issuers need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part. Also, the Issuers need not exchange or register the transfer of any Notes for a period of 15 days before a selection of Notes to be redeemed or during the period between a record date and the corresponding Interest Payment Date.

                           9.       PERSONS DEEMED OWNERS. The registered Holder
may be treated as its owner for all purposes.

                           10.      AMENDMENT, SUPPLEMENT AND WAIVER. Subject to
certain exceptions, the Indenture, the Notes, the Note Guarantees or the Security Documents may be amended or supplemented with the consent of the Holders of at least a majority in aggregate principal amount of the then outstanding Notes (including, without limitation, consents obtained in connection with a purchase of, or a tender offer or exchange offer for, Notes) and, subject to Sections 6.04 and 6.07 of the Indenture, any existing Default or compliance with any provision of the Indenture, the Notes (other than any provision relating to the right of any Holder to bring suit for the enforcement of any payment of principal, premium, if any, and interest on such Note, on or after the scheduled due dates expressed in the Notes), the Note Guarantees or the Security Documents may be waived with the consent of the Holders of a majority in aggregate principal amount of the then outstanding Notes (including, without limitation, consents obtained in connection with a purchase of, or a tender offer or exchange offer for, Notes). Without the consent of any Holder, the Issuers and the Trustee may amend or supplement the Indenture, the Notes, the Note Guarantees or the Security Documents to cure any ambiguity, defect or inconsistency; to provide for uncertificated Notes in addition to or in place of certificated Notes; to provide for or confirm the issuance of Additional Notes; to provide for the assumption of either Issuer's obligations to Holders in the case of a merger or consolidation or sale of all or substantially all of the assets of such Issuer pursuant to Article 5 of the Indenture; to make any change that would provide any additional rights or benefits to the Holders or that does not adversely affect the legal rights under the Indenture of any Holder; to, if applicable, comply with requirements of the SEC in order to effect or maintain the qualification of the Indenture under the TIA or otherwise as necessary to comply with applicable law; to release Collateral or a Guarantor, as permitted under the terms of the Indenture or the Security Documents; to add any additional assets as Collateral; or to add a Guarantor.

                           11.      DEFAULTS AND REMEDIES. Each of the following
is an Event of Default: (i) default for 30 consecutive days in the payment when due of interest on this series of Notes, (ii) default in payment when due of the principal of or premium, if any, on this series of Notes, (iii) failure by the Company or any of its Restricted Subsidiaries to comply with Sections 4.16 and
5.01 of the Indenture, (iv) failure by the Company or any of its Restricted Subsidiaries for 30 consecutive days after written notice thereof has been given to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% of the aggregate principal amount of the Notes outstanding to comply with any of its other covenants or agreements in the Indenture, (v) default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by the Company or any of its Restricted Subsidiaries (or the payment of which is guaranteed by the Company or any of its Restricted Subsidiaries), whether such Indebtedness or guarantee now exists or is created after the date of the Indenture, if that default: (a) is caused by a failure to pay at final stated maturity the principal amount of such Indebtedness prior to the expiration of the grace period provided in such Indebtedness on the date of such default (a "Payment Default"); or (b) results

                                     A-1-6
in the acceleration of such Indebtedness prior to its express maturity, and, in each case, the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness under which there has been a Payment Default or the maturity of which has been so accelerated, aggregates $100 million or more, (vi) failure by the Company or any of its Restricted Subsidiaries to pay final judgments which are non-appealable aggregating in excess of $100 million (net of applicable insurance which has not been denied in writing by the insurer), which judgments are not paid, discharged or stayed for a period of 60 days, (vii) certain events of bankruptcy or insolvency with respect to the Company or any of its Significant Subsidiaries, (viii) any Note Guarantee of any Guarantor that, taken together with all other such Guarantors, would be a Significant Subsidiary ceases to be in full force and effect (other than in accordance with the terms of the Indenture and such Note Guarantee) or is declared null and void and unenforceable or found to be invalid or any Guarantor denies its liability under its Note Guarantee with respect to any series of Notes (other than by reason of release of a Guarantor from its Note Guarantee in accordance with the terms of the Indenture and such Note Guarantee), and (ix) so long as the Security Documents securing any series of Notes have not otherwise been terminated in accordance with their terms or the Collateral as a whole has not otherwise been released from the Lien of the Security Documents securing any series of Notes in accordance with the terms thereof, (a) any default by the Company or any Subsidiary in the performance of its obligations under the Security Documents securing any series of Notes (after the lapse of any applicable grace periods) or the Indenture which adversely affects the enforceability, validity, perfection or priority of the Trustee's Lien on the Collateral or which adversely affects the condition or value of the Collateral, taken as a whole, in any material respect, (b) repudiation or disaffirmation by the Company or any Subsidiary of its respective obligations under the Security Documents securing any series of Notes and (c) the determination in a judicial proceeding that the Security Documents securing such series of Notes are unenforceable or invalid against the Company or any Subsidiary for any reason. In the case of an Event of Default arising from certain events of bankruptcy or insolvency with respect to the Company, all outstanding Notes will become due and payable without further action or notice. In the case of an Event of Default described in the foregoing clauses (i) and
(ii) as to this series of Notes, the Trustee or the holders of at least 25% in aggregate principal amount of such series of Notes then outstanding may declare such series of Notes due and payable immediately. If any other Event of Default occurs and is continuing, the Trustee by notice to the Issuers or the Holders of at least 25% in principal amount of the then outstanding Notes by notice to the Issuers and the Trustee may declare all the Notes to be due and payable. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. Subject to certain limitations, Holders of a majority in aggregate principal amount of the then outstanding Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal, premium, if any, or interest) if it determines that withholding notice is in their interest. The Holders of a majority in aggregate principal amount of the Notes then outstanding by notice to the Trustee may on behalf of the Holders of all of the Notes waive any existing Default or Event of Default and its consequences under the Indenture except a continuing Default or Event of Default in the payment of interest on, premium, if any, or the principal of, the Notes. The Issuers are required to deliver to the Trustee annually a statement regarding compliance with the Indenture. Upon becoming aware of any Default or Event of Default, the Issuers are required to deliver to the Trustee a statement specifying such Default or Event of Default.

                           12.      TRUSTEE DEALINGS WITH ISSUERS. The Trustee
in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuers or any Affiliate of the Issuers with the same rights it would have if it were not Trustee.

                           13.      NO RECOURSE AGAINST OTHERS. A director,
officer, employee, incorporator, manager, member or stockholder of either of the Issuers, director, officer or employee incorporator or stockholder of CCI as manager of the Issuers as such, shall not have any liability for any obligations of the Issuers under the Notes or the Indenture or for any claim based on, in respect of, or by

                                     A-1-7
reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

                           14.      GOVERNING LAW. THE INTERNAL LAWS OF THE
STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS NOTE AND THE INDENTURE WITHOUT GIVING EFFECT TO THE APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY. EACH OF THE PARTIES HERETO AND THE HOLDERS AGREE TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE.

                           15.      AUTHENTICATION. This Note shall not be valid
until authenticated by the manual signature of the Trustee or an authenticating agent.

                           16.      ABBREVIATIONS. Customary abbreviations may
be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

                           17.      ADDITIONAL RIGHTS OF HOLDERS OF RESTRICTED
GLOBAL NOTES AND RESTRICTED DEFINITIVE NOTES. In addition to the rights provided to Holders under the Indenture, Holders of Restricted Global Notes and Restricted Definitive Notes shall have all the rights set forth in any Registration Rights Agreement.

                           18.      CUSIP NUMBERS. Pursuant to a recommendation
promulgated by the Committee on Uniform Security Identification Procedures, the Issuers have caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

                           19.      REGISTRATION RIGHTS. PURSUANT TO A
REGISTRATION RIGHTS AGREEMENT, THE COMPANY AND THE GUARANTORS WILL BE OBLIGATED UPON THE OCCURRENCE OF CERTAIN EVENTS TO CONSUMMATE AN EXCHANGE OFFER PURSUANT TO WHICH THE HOLDER OF THIS NOTE SHALL HAVE THE RIGHT TO EXCHANGE THIS NOTE FOR A 8% SENIOR SECOND LIEN NOTE DUE 2012 OF THE COMPANY WHICH HAS BEEN REGISTERED UNDER THE SECURITIES ACT, IN LIKE PRINCIPAL AMOUNT AND HAVING TERMS IDENTICAL IN ALL MATERIAL RESPECTS AS THIS NOTE. THE HOLDERS SHALL BE ENTITLED TO RECEIVE CERTAIN ADDITIONAL INTEREST PAYMENTS IN THE EVENT SUCH EXCHANGE OFFER IS NOT CONSUMMATED AND UPON CERTAIN OTHER CONDITIONS, ALL PURSUANT TO AND IN ACCORDANCE WITH THE TERMS OF SUCH REGISTRATION RIGHTS AGREEMENT.(4)

                           20.      SECURITY. THE COMPANY HAS GRANTED, AND
CERTAIN OTHER ENTITIES MAY GRANT IN THE FUTURE, LIENS ON CERTAIN OF THEIR ASSETS TO

--------------
(4) This paragraph should be included only if the Notes are entitled to the benefits of a Registration Rights Agreement.

                                     A-1-8

THE TRUSTEE PURSUANT TO THE SECURITY DOCUMENTS. THE LIENS ARE SUBJECT TO RELEASE UNDER CERTAIN CONDITIONS DESCRIBED IN THE INDENTURE AND THE SECURITY DOCUMENTS. THE COMPANY WILL EXECUTE AND COMPLY WITH, AND CAUSE EACH OF ITS SUBSIDIARIES TO EXECUTE AND COMPLY WITH, THE TERMS OF EACH SECURITY DOCUMENT TO WHICH SUCH PERSON IS, OR IS REQUIRED TO BE, A PARTY.

                           21.      OTHER REFERENCED AGREEMENTS. PURSUANT TO
SECTION 7.12 OF THE INDENTURE, THE TRUSTEE ON BEHALF OF EACH PRESENT AND FUTURE HOLDER IS AUTHORIZED TO ENTER INTO CERTAIN AGREEMENTS, INCLUDING AN INTERCREDITOR AGREEMENT WITH THE AGENT SPECIFIED THEREIN ON BEHALF OF AND FOR THE BENEFIT OF THE HOLDERS OF PARI PASSU FIRST PRIORITY INDEBTEDNESS OF THE ISSUERS AND THEIR SUBSIDIARIES, AND OTHER AGREEMENTS. EACH HOLDER IN SUCH CAPACITY ACKNOWLEDGES AND AGREES, ALTHOUGH NONE OF THE ISSUERS OR ANY OF THEIR AFFILIATES MAY BE A PARTY TO OR BOUND THEREBY, THAT SUCH HOLDER WILL BE BOUND BY ANY SUCH AGREEMENTS, AND THAT ANY SUCH AGREEMENTS WILL BE DIRECTLY ENFORCEABLE AGAINST SUCH HOLDER IN ITS CAPACITY AS SUCH. NONE OF THE ISSUERS OR ANY OF THEIR AFFILIATES WILL BE A PARTY TO, BOUND BY, OR A BENEFICIARY OF, ANY OF THE PROVISIONS OF ANY SUCH AGREEMENTS, INCLUDING ANY INTERCREDITOR AGREEMENT, NOR WILL THE PARTIES TO ANY SUCH AGREEMENTS HAVE ANY CONTRACTUAL RIGHT OF ENFORCEMENT THEREUNDER AGAINST THE ISSUERS OR ANY GUARANTOR. COPIES OF ANY SUCH AGREEMENTS WILL BE AVAILABLE FROM THE TRUSTEE UPON REQUEST.

                           The Issuers will furnish to any Holder upon written
request and without charge a copy of the Indenture, the Security Documents and/or any applicable Registration Rights Agreement. Requests may be made to:

         Charter Communications Operating, LLC
         Charter Communications Operating Capital Corp.
         c/o Charter Communications, Inc.
         12405 Powerscourt Drive
         Suite 100
         St. Louis, Missouri 63131
         Attention: Secretary
         Telecopier No.: (314) 965-8793

                                     A-1-9

                                 ASSIGNMENT FORM

                  To assign this Note, fill in the form below:

(i) or (we) assign and transfer this Note to: __________________________________
                                                (Insert assignee's legal name)

________________________________________________________________________________
(Insert assignee's soc. sec. or tax I.D. no.)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
            (Print or type assignee's name, address and zip code)

and irrevocably appoint ________________________________________________ to transfer this Note on the books of the Issuers. The agent may substitute another to act for him.

Date:________________________________

     Your Signature:____________________________________________________________
                    (Sign exactly as your name appears on the face of this Note)

     Signature Guarantee*:______________________________________________________

* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

                                     A-1-10

                       OPTION OF HOLDER TO ELECT PURCHASE

                           If you want to elect to have this Note purchased by
the Issuers pursuant to Section 4.11 or 4.16 of the Indenture, check the appropriate box below:

                  [ ] Section 4.11 [ ] Section 4.16

                           If you want to elect to have only part of the Note
purchased by the Issuers pursuant to Section 4.11 or Section 4.16 of the Indenture, state the amount you elect to have purchased:

$ _______________________

Date:____________________

     Your Signature: ___________________________________________________________
                    (Sign exactly as your name appears on the face of this Note)

     Tax Identification No.:____________________________________________________

     Signature Guarantee*:______________________________________________________

* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

                                     A-1-11

             SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE(5)

                           The following exchanges of a part of this Global Note
for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global Note or Definitive Note for an interest in this Global Note, have been made:

               Amount of           Amount of      Principal Amount
              decrease in         increase in      of this Global
            Principal Amount   Principal Amount    Note following
 Date of     of this Global     of this Global      such decrease    Signature of authorized officer of
Exchange          Note               Note           (or increase)         Trustee or Note Custodian
-------------------------------------------------------------------------------------------------------


----------------
(5) This schedule should be included only if the Notes are issued in global form.

                                     A-1-12

                                                                     EXHIBIT A-2

                                 [Face of Note]

                              CUSIP NO. [_________]

                    8-3/8% Senior Second Lien Notes due 2014

No.

                               $[________________]

                      CHARTER COMMUNICATIONS OPERATING, LLC

                                       and

                 CHARTER COMMUNICATIONS OPERATING CAPITAL CORP.

promise to pay to ____________________________________________________________,

or registered assigns,

the principal amount of _____________________________________________ Dollars

($______________________________) on April 30, 2014.

Interest Payment Dates: April 30 and October 30

Record Dates: April 15 and October 15

Subject to restrictions set forth in this Note.

                                     A-2-1

                           IN WITNESS WHEREOF, each of Charter Communications
Operating, LLC and Charter Communications Operating Capital Corp. has caused this instrument to be duly executed.

Dated: [______________]

                                       CHARTER COMMUNICATIONS OPERATING, LLC

                                       By: _____________________________________
                                           Name:
                                           Title:

                                       By: _____________________________________
                                           Name:
                                           Title:

                                       CHARTER COMMUNICATIONS OPERATING
                                       CAPITAL CORP.

                                       By: _____________________________________
                                           Name:
                                           Title:

                                       By: _____________________________________
                                           Name:
                                           Title:

This is one of the Notes referred to
in the within-mentioned Indenture:

WELLS FARGO BANK, N.A.,
as Trustee

By: __________________________________
    Authorized Signatory

                                     A-2-2

                                 [Back of Note]

                  8-3/8% Senior Second Lien Notes due 2014

                  "THE ISSUERS HAVE REQUESTED THE DEPOSITORY TRUST COMPANY NOT TO TRANSFER ANY INTEREST IN THIS GLOBAL NOTE BY EFFECTING BOOK-ENTRY DELIVERIES UNTIL JUNE 6, 2004."(6)

                  "THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT
                  (i) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.07 OF THE INDENTURE, (ii) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06(a) OF THE INDENTURE, (iii) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO
                  SECTION 2.11 OF THE INDENTURE AND (iv) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE ISSUERS."(7)

                  "THE NOTES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (a) (1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) TO AN INSTITUTIONAL ACCREDITED INVESTOR IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT SUBJECT TO THE CERTIFICATION AND DELIVERY REQUIREMENTS OF THE INDENTURE GOVERNING THE NOTES, (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (b) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES."(8)

----------------
(6) This paragraph should be included only for temporary Regulation S Global Notes.

(7) This paragraph should be included only if the Notes are issued in global form.

(8) This paragraph should be removed upon the exchange of Notes for Exchange Notes in an Exchange Offer or upon the registration of the Notes pursuant to the terms of a Registration Rights Agreement.

                                     A-2-3

                  Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

                           1.       INTEREST. Charter Communications Operating,
LLC, a Delaware limited liability company (the "Company"), and Charter Communications Operating Capital Corp., a Delaware corporation ("Capital Corp" and, together with the Company, the "Issuers"), promise to pay interest on the principal amount of this Note at the rate of 8-3/8% per annum from the Issue Date until maturity. The Issuers will pay interest semi-annually in arrears on April 30 and October 30 of each year (each an "Interest Payment Date"), or if any such day is not a Business Day, on the next succeeding Business Day. Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance; provided that if there is no existing Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided, further, that the first Interest Payment Date shall be October 30, 2004. The Issuers shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at a rate that is 2% per annum in excess of the rate then in effect; they shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

                           2.       METHOD OF PAYMENT. The Issuers shall pay
interest on the Notes (except defaulted interest) to the Persons who are registered Holders at the close of business on the April 15 or October 15 next preceding the Interest Payment Date, even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in
Section 2.12 of the Indenture with respect to defaulted interest. The Notes will be payable as to principal, premium, if any, and interest at the office or agency of the Issuers maintained for such purpose within or without the City and State of New York, or, at the option of the Issuers, payment of interest may be made by check mailed to the Holders at their addresses set forth in the register of Holders, and provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest and premium on all Global Notes and all other Notes the Holders of which shall have provided wire transfer instructions to the Issuers or the Paying Agent. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

                           3.       PAYING AGENT AND REGISTRAR. Initially, Wells
Fargo Bank, N.A., the Trustee under the Indenture, will act as Paying Agent and Registrar. The Issuers may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.

                           4.       INDENTURE. The Issuers issued the Notes
under an Indenture dated as of April 27, 2004 (the "Indenture") among the Issuers and the Trustee. The Notes arise out of and are made in accordance with the Indenture, including the terms stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code Sections 77aaa-77bbbb). The Holders are referred to the Indenture and such Act for a complete statement of such terms.

                           5.       OPTIONAL REDEMPTION.

                           (a)      Except as set forth in clause (b) of this
Paragraph 5, the Issuers shall not have the option to redeem the Ten Year Notes pursuant to this Paragraph 5 prior to April 30, 2009. Thereafter, the Issuers shall have the option to redeem the Ten Year Notes, in whole or in part, upon not

                                     A-2-4
less than 30 nor more than 60 days' notice, at the redemption prices (expressed as percentages of principal amount) set forth below plus accrued and unpaid interest, if any, to the applicable redemption date, if redeemed during the twelve-month period beginning on April 30 of the years indicated below:

        Year                                       Percentage
        ----                                       ----------
2009                                                104.188%
2010                                                102.792%
2011                                                101.396%
2012 and thereafter                                 100.000%

                           (b)      Notwithstanding the provisions of clause (a)
of this Paragraph 5, at any time prior to April 30, 2007, the Issuers may, on any one or more occasions, redeem up to 35% of the original aggregate principal amount of the Ten Year Notes (including the principal amount of any Additional Ten Year Notes) issued under this Indenture on a pro rata basis (or nearly as pro rata as practicable), at a redemption price of 108.375% of the principal amount thereof, plus accrued and unpaid interest, if any, to the redemption date, with the net cash proceeds of one or more Equity Offerings; provided, however, that:

                  (i) at least 65% of the original aggregate principal amount of Ten Year Notes (including the principal amount of any Additional Ten Year Notes) issued under the Indenture remains outstanding immediately after the occurrence of such redemption (excluding Ten Year Notes held by the Company and its Subsidiaries); and

                  (ii) the redemption must occur within 60 days of the date of the closing of such Equity Offering.

                           6.       MANDATORY REDEMPTION. Except as otherwise
provided in Paragraph 7 below, the Issuers shall not be required to make mandatory redemption payments with respect to the Notes.

                           7.       REPURCHASE AT OPTION OF HOLDER.

                           (a)      If there is a Change of Control, the Issuers
shall make an offer (a "Change of Control Offer") to repurchase all or any part (equal to $1,000 or an integral multiple thereof) of each Holder's Notes at a purchase price equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest thereon, if any, to the date of purchase (the "Change of Control Payment"). Within 10 days following any Change of Control, the Issuers shall mail a notice to each Holder describing the transaction or transactions that constitute the Change of Control and offering to repurchase Notes on the Change of Control Payment Date specified in such notice, pursuant to the procedures required by the Indenture and described in such notice.

                           (b)      If the Company or a Restricted Subsidiary
thereof consummates any Asset Sale, when the aggregate amount of Excess Proceeds exceeds $25.0 million, the Issuers shall commence an offer (an "Asset Sale Offer") pursuant to Section 4.11 of the Indenture to all Holders and all holders of other Indebtedness that is of equal priority with the Notes containing provisions requiring offers to purchase or redeem with the proceeds of sales of assets to purchase the maximum principal amount of Notes and such other Indebtedness of equal priority that may be purchased out of the Excess Proceeds (which amount includes the entire amount of the Net Proceeds). The offer price in any Asset Sale Offer will be payable in cash and equal to 100% of principal amount plus accrued and unpaid interest, if any, to the date of purchase. If any Excess Proceeds remain after consummation of an Asset Sale Offer, the

                                     A-2-5

Company may use such Excess Proceeds for any purpose not otherwise prohibited by the Indenture. If the aggregate principal amount of Notes and such other Indebtedness of equal priority tendered into such Asset Sale Offer exceeds the amount of Excess Proceeds, the Trustee shall select the Notes and such other Indebtedness of equal priority to be purchased on a pro rata basis. Upon completion of each Asset Sale Offer, the amount of Excess Proceeds shall be reset at zero. Holders that are the subject of an offer to purchase will receive an Asset Sale Offer from the Issuers prior to any related purchase date and may elect to have such Notes purchased by completing the form entitled "Option of Holder to Elect Purchase" on the reverse of the Notes.

                           8.       DENOMINATIONS, TRANSFER, EXCHANGE. The Notes
are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Issuers may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Issuers need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part. Also, the Issuers need not exchange or register the transfer of any Notes for a period of 15 days before a selection of Notes to be redeemed or during the period between a record date and the corresponding Interest Payment Date.

                           9.       PERSONS DEEMED OWNERS. The registered Holder
may be treated as its owner for all purposes.

                           10.      AMENDMENT, SUPPLEMENT AND WAIVER. Subject to
certain exceptions, the Indenture, the Notes, the Note Guarantees or the Security Documents may be amended or supplemented with the consent of the Holders of at least a majority in aggregate principal amount of the then outstanding Notes (including, without limitation, consents obtained in connection with a purchase of, or a tender offer or exchange offer for, Notes) and, subject to Sections 6.04 and 6.07 of the Indenture, any existing Default or compliance with any provision of the Indenture, the Notes (other than any provision relating to the right of any Holder to bring suit for the enforcement of any payment of principal, premium, if any, and interest on such Note, on or after the scheduled due dates expressed in the Notes), the Note Guarantees or the Security Documents may be waived with the consent of the Holders of a majority in aggregate principal amount of the then outstanding Notes (including, without limitation, consents obtained in connection with a purchase of, or a tender offer or exchange offer for, Notes). Without the consent of any Holder, the Issuers and the Trustee may amend or supplement the Indenture, the Notes, the Note Guarantees or the Security Documents to cure any ambiguity, defect or inconsistency; to provide for uncertificated Notes in addition to or in place of certificated Notes; to provide for or confirm the issuance of Additional Notes; to provide for the assumption of either Issuer's obligations to Holders in the case of a merger or consolidation or sale of all or substantially all of the assets of such Issuer pursuant to Article 5 of the Indenture; to make any change that would provide any additional rights or benefits to the Holders or that does not adversely affect the legal rights under the Indenture of any Holder; to, if applicable, comply with requirements of the SEC in order to, if applicable, effect or maintain the qualification of the Indenture under the TIA or otherwise as necessary to comply with applicable law; to release Collateral or a Guarantor, as permitted under the terms of the Indenture or the Security Documents; to add any additional assets as Collateral; or to add a Guarantor.

                           11.      DEFAULTS AND REMEDIES. Each of the following
is an Event of Default: (i) default for 30 consecutive days in the payment when due of interest on this series of Notes, (ii) default in payment when due of the principal of or premium, if any, on this series of Notes, (iii) failure by the Company or any of its Restricted Subsidiaries to comply with Sections 4.16 and
5.01 of the Indenture, (iv) failure by the Company or any of its Restricted Subsidiaries for 30 consecutive days after written

                                     A-2-6
notice thereof has been given to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% of the aggregate principal amount of the Notes outstanding to comply with any of its other covenants or agreements in the Indenture, (v) default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by the Company or any of its Restricted Subsidiaries (or the payment of which is guaranteed by the Company or any of its Restricted Subsidiaries), whether such Indebtedness or guarantee now exists or is created after the date of the Indenture, if that default: (a) is caused by a failure to pay at final stated maturity the principal amount of such Indebtedness prior to the expiration of the grace period provided in such Indebtedness on the date of such default (a "Payment Default"); or (b) results in the acceleration of such Indebtedness prior to its express maturity, and, in each case, the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness under which there has been a Payment Default or the maturity of which has been so accelerated, aggregates $100 million or more, (vi) failure by the Company or any of its Restricted Subsidiaries to pay final judgments which are non-appealable aggregating in excess of $100 million (net of applicable insurance which has not been denied in writing by the insurer), which judgments are not paid, discharged or stayed for a period of 60 days, (vii) certain events of bankruptcy or insolvency with respect to the Company or any of its Significant Subsidiaries, (viii) any Note Guarantee of any Guarantor that, taken together with all other such Guarantors, would be a Significant Subsidiary ceases to be in full force and effect (other than in accordance with the terms of the Indenture and such Note Guarantee) or is declared null and void and unenforceable or found to be invalid or any Guarantor denies its liability under its Note Guarantee with respect to any series of Notes (other than by reason of release of a Guarantor from its Note Guarantee in accordance with the terms of the Indenture and such Note Guarantee), and (ix) so long as the Security Documents securing any series of Notes have not otherwise been terminated in accordance with their terms or the Collateral as a whole has not otherwise been released from the Lien of the Security Documents securing any series of Notes in accordance with the terms thereof, (a) any default by the Company or any Subsidiary in the performance of its obligations under the Security Documents securing any series of Notes (after the lapse of any applicable grace periods) or the Indenture which adversely affects the enforceability, validity, perfection or priority of the Trustee's Lien on the Collateral or which adversely affects the condition or value of the Collateral, taken as a whole, in any material respect, (b) repudiation or disaffirmation by the Company or any Subsidiary of its respective obligations under the Security Documents securing any series of Notes and (c) the determination in a judicial proceeding that the Security Documents securing such series of Notes are unenforceable or invalid against the Company or any Subsidiary for any reason. In the case of an Event of Default arising from certain events of bankruptcy or insolvency with respect to the Company, all outstanding Notes will become due and payable without further action or notice. In the case of an Event of Default described in the foregoing clauses (i) and
(ii) as to this series of Notes, the Trustee or the holders of at least 25% in aggregate principal amount of such series of Notes then outstanding may declare such series of Notes due and payable immediately. If any other Event of Default occurs and is continuing, the Trustee by notice to the Issuers or the Holders of at least 25% in principal amount of the then outstanding Notes by notice to the Issuers and the Trustee may declare all the Notes to be due and payable. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. Subject to certain limitations, Holders of a majority in aggregate principal amount of the then outstanding Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal, premium, if any, or interest) if it determines that withholding notice is in their interest. The Holders of a majority in aggregate principal amount of the Notes then outstanding by notice to the Trustee may on behalf of the Holders of all of the Notes waive any existing Default or Event of Default and its consequences under the Indenture except a continuing Default or Event of Default in the payment of interest on, premium, if any, or the principal of, the Notes. The Issuers are required to deliver to the Trustee annually a statement regarding compliance with the Indenture. Upon becoming aware of any Default or Event of Default, the Issuers are required to deliver to the Trustee a statement specifying such Default or Event of Default.

                                     A-2-7

                           12.      TRUSTEE DEALINGS WITH ISSUERS. The Trustee
in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuers or any Affiliate of the Issuers with the same rights it would have if it were not Trustee.

                           13.      NO RECOURSE AGAINST OTHERS. A director,
officer, employee, incorporator, manager, member or stockholder of either of the Issuers, director, officer or employee incorporator or stockholder of CCI as manager of the Issuers as such, shall not have any liability for any obligations of the Issuers under the Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

                           14.      GOVERNING LAW. THE INTERNAL LAWS OF THE
STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS NOTE AND THE INDENTURE WITHOUT GIVING EFFECT TO THE APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY. EACH OF THE PARTIES HERETO AND THE HOLDERS AGREE TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE.

                           15.      AUTHENTICATION. This Note shall not be valid
until authenticated by the manual signature of the Trustee or an authenticating agent.

                           16.      ABBREVIATIONS. Customary abbreviations may
be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

                           17.      ADDITIONAL RIGHTS OF HOLDERS OF RESTRICTED
GLOBAL NOTES AND RESTRICTED DEFINITIVE NOTES. In addition to the rights provided to Holders under the Indenture, Holders of Restricted Global Notes and Restricted Definitive Notes shall have all the rights set forth in any Registration Rights Agreement.

                           18.      CUSIP NUMBERS. Pursuant to a recommendation
promulgated by the Committee on Uniform Security Identification Procedures, the Issuers have caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

                           19.      REGISTRATION RIGHTS. PURSUANT TO A
REGISTRATION RIGHTS AGREEMENT, THE COMPANY AND THE GUARANTORS WILL BE OBLIGATED UPON THE OCCURRENCE OF CERTAIN EVENTS TO CONSUMMATE AN EXCHANGE OFFER PURSUANT TO WHICH THE HOLDER OF THIS NOTE SHALL HAVE THE RIGHT TO EXCHANGE THIS NOTE FOR A 8-3/8% SENIOR SECOND LIEN NOTE DUE 2014 OF THE COMPANY WHICH HAS BEEN REGISTERED UNDER THE SECURITIES ACT, IN LIKE PRINCIPAL AMOUNT AND HAVING TERMS IDENTICAL IN ALL MATERIAL RESPECTS AS THIS NOTE. THE HOLDERS SHALL BE ENTITLED TO RECEIVE CERTAIN ADDITIONAL INTEREST PAYMENTS IN THE EVENT SUCH EXCHANGE OFFER IS NOT CONSUMMATED AND UPON CERTAIN

                                     A-2-8

OTHER CONDITIONS, ALL PURSUANT TO AND IN ACCORDANCE WITH THE TERMS OF SUCH REGISTRATION RIGHTS AGREEMENT.(9)

                           20.      SECURITY. THE COMPANY HAS GRANTED, AND
CERTAIN OTHER ENTITIES MAY GRANT IN THE FUTURE, LIENS ON CERTAIN OF THEIR ASSETS TO THE TRUSTEE PURSUANT TO THE SECURITY DOCUMENTS. THE LIENS ARE SUBJECT TO RELEASE UNDER CERTAIN CONDITIONS DESCRIBED IN THE INDENTURE AND THE SECURITY DOCUMENTS. THE COMPANY WILL EXECUTE AND COMPLY WITH, AND CAUSE EACH OF ITS SUBSIDIARIES TO EXECUTE AND COMPLY WITH, THE TERMS OF EACH SECURITY DOCUMENT TO WHICH SUCH PERSON IS, OR IS REQUIRED TO BE, A PARTY.

                           21.      OTHER REFERENCED AGREEMENTS. PURSUANT TO
SECTION 7.12 OF THE INDENTURE, THE TRUSTEE ON BEHALF OF EACH PRESENT AND FUTURE HOLDER IS AUTHORIZED TO ENTER INTO CERTAIN AGREEMENTS, INCLUDING AN INTERCREDITOR AGREEMENT WITH THE AGENT SPECIFIED THEREIN ON BEHALF OF AND FOR THE BENEFIT OF THE HOLDERS OF PARI PASSU FIRST PRIORITY INDEBTEDNESS OF THE ISSUERS AND THEIR SUBSIDIARIES, AND OTHER AGREEMENTS. EACH HOLDER IN SUCH CAPACITY ACKNOWLEDGES AND AGREES, ALTHOUGH NONE OF THE ISSUERS OR ANY OF THEIR AFFILIATES MAY BE A PARTY TO OR BOUND THEREBY, THAT SUCH HOLDER WILL BE BOUND BY ANY SUCH AGREEMENTS, AND THAT ANY SUCH AGREEMENTS WILL BE DIRECTLY ENFORCEABLE AGAINST SUCH HOLDER IN ITS CAPACITY AS SUCH. NONE OF THE ISSUERS OR ANY OF THEIR AFFILIATES WILL BE A PARTY TO, BOUND BY, OR A BENEFICIARY OF, ANY OF THE PROVISIONS OF ANY SUCH AGREEMENTS, INCLUDING ANY INTERCREDITOR AGREEMENT, NOR WILL THE PARTIES TO ANY SUCH AGREEMENTS HAVE ANY CONTRACTUAL RIGHT OF ENFORCEMENT THEREUNDER AGAINST THE ISSUERS OR ANY GUARANTOR. COPIES OF ANY SUCH AGREEMENTS WILL BE AVAILABLE FROM THE TRUSTEE UPON REQUEST.

                           The Issuers will furnish to any Holder upon written
request and without charge a copy of the Indenture, the Security Documents and/or any applicable Registration Rights Agreement. Requests may be made to:

         Charter Communications Operating, LLC
         Charter Communications Operating Capital Corp.
         c/o Charter Communications, Inc.
         12405 Powerscourt Drive
         Suite 100
         St. Louis, Missouri 63131
         Attention: Secretary
         Telecopier No.: (314) 965-8793

---------------
(9) This paragraph should be included only if the Notes are entitled to the benefits of a Registration Rights Agreement.

                                     A-2-9

                                 ASSIGNMENT FORM

                  To assign this Note, fill in the form below:

(i) or (we) assign and transfer this Note to: __________________________________
                                               (Insert assignee's legal name)

________________________________________________________________________________
(Insert assignee's soc. sec. or tax I.D. no.)
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                 (Print or type assignee's name, address and zip code)

and irrevocably appoint ________________________________________________ to transfer this Note on the books of the Issuers. The agent may substitute another to act for him.

Date:____________________

         Your Signature:________________________________________________________
                    (Sign exactly as your name appears on the face of this Note)

         Signature Guarantee*:__________________________________________________

* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

                                     A-2-10

                       OPTION OF HOLDER TO ELECT PURCHASE

                           If you want to elect to have this Note purchased by
the Issuers pursuant to Section 4.11 or 4.16 of the Indenture, check the appropriate box below:

                  [ ] Section 4.11 [ ] Section 4.16

                           If you want to elect to have only part of the Note
purchased by the Issuers pursuant to Section 4.11 or Section 4.16 of the Indenture, state the amount you elect to have purchased:

$ _______________________

Date:____________________

          Your Signature:_______________________________________________________
                   (Sign exactly as your name appears on the face of this Note)

          Tax Identification No.:_______________________________________________

          Signature Guarantee*:_________________________________________________

* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

                                     A-2-11

            SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE(10)

                           The following exchanges of a part of this Global Note
for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global Note or Definitive Note for an interest in this Global Note, have been made:

              Amount of           Amount of      Principal Amount
             decrease in         increase in      of this Global
           Principal Amount   Principal Amount    Note following
 Date of    of this Global     of this Global      such decrease    Signature of authorized officer of
Exchange         Note               Note           (or increase)         Trustee or Note Custodian
------------------------------------------------------------------------------------------------------


---------------------
(10) This schedule should be included only if the Notes are issued in global form.

                                     A-2-12

                                                                       EXHIBIT B

                         FORM OF CERTIFICATE OF TRANSFER

Charter Communications Operating, LLC
Charter Communications Operating Capital Corp.
c/o Charter Communications, Inc.
12405 Powerscourt Drive, Suite 100
St. Louis, Missouri 63131
Wells Fargo Bank, N.A.

Corporate Trust Services
MAC N9303-120
Sixth Street and Marquette Avenue
Minneapolis, MN 55479
Telecopier No.: (612) 667-2160
Attention: Michael Lechner

                  Re:      8% Senior Second Lien Notes due 2012
                           8-3/8% Senior Second Lien Notes due 2014

                           Reference is hereby made to the Indenture, dated as
of April 27, 2004 (the "Indenture"), among Charter Communications Operating, LLC (the "Company") and Charter Communications Operating Capital Corp. ("Capital Corp" and, together with the Company, the "Issuers"), and Wells Fargo Bank, N.A., as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

                           ___________________ (the "Transferor") owns and
proposes to transfer the Note[s] or interest in such Note[s] specified in Annex A hereto, in the principal amount of $_____________________________ in such Note[s] or interests (the "Transfer"), to ___________________________ (the
"Transferee"), as further specified in Annex A hereto. In connection with the Transfer, the Transferor hereby certifies that:

[CHECK ALL THAT APPLY]

                  1. Check if Transferee will take delivery of a beneficial interest in the Rule 144A Global Note or a Definitive Note Pursuant to Rule 144A. The Transfer is being effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the beneficial interest or Definitive Note is being transferred to a Person that the Transferor reasonably believed and believes is purchasing the beneficial interest or Definitive Note for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and such Transfer is in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Rule 144A Global Note and/or the Definitive Note and in the Indenture and the Securities Act.

                  2. Check if Transferee will take delivery of a beneficial interest in the Regulation S Global Note or a Definitive Note pursuant to Regulation S. The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and, accordingly, the Transferor hereby further certifies that (i) the Transfer is not being made to a person in the United States and (x) at the time the buy order was originated, the Transferee was outside the United States or such Transferor and any Person acting on its behalf reasonably believed and believes that the Transferee was outside the United States or (y) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither such Transferor nor any Person acting on its behalf knows that the transaction was prearranged with a buyer in the United States, (ii) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S under the Securities Act and (iii) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act. Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will be subject to the restrictions on Transfer enumerated in the Private Placement Legend printed on the Regulation S Global Note and/or the Definitive Note and in the Indenture and the Securities Act. If the Transfer of the beneficial interest occurs prior to the expiration of the 40-day distribution compliance period set forth in Regulation S, the transferred beneficial interest will be held immediately thereafter through Euroclear or Clearstream.

                  3. Check and complete if Transferee will take delivery of a beneficial interest in a Definitive Note pursuant to any provision of the Securities Act other than Rule 144A or Regulation S. The Transfer is being effected in compliance with the transfer restrictions applicable to beneficial interests in Restricted Global Notes and Restricted Definitive Notes and pursuant to and in accordance with the Securities Act and any applicable blue sky securities laws of any state of the United States, and accordingly the Transferor hereby further certifies that (check one):

         (a) such Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act; or

         (b) such Transfer is being effected to the Company or a subsidiary thereof; or

         (c) such Transfer is being effected pursuant to an effective registration statement under the Securities Act and in compliance with the prospectus delivery requirements of the Securities Act; or

         (d) such Transfer is being effected to an Institutional Accredited Investor and pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A, Rule 144 or Rule 904, and the Transferor hereby further certifies that it has not engaged in any general solicitation within the meaning of Regulation D under the Securities Act and the Transfer complies with the transfer restrictions applicable to beneficial interests in a Restricted Global Note or Restricted Definitive Notes and the requirements of the exemption claimed, which certification is supported by (1) a certificate executed by the Transferee in the form of Exhibit D to the Indenture and (2) an Opinion of Counsel provided by the Transferor or the Transferee (a copy of which the Transferor has attached to this certification), to the effect that such Transfer is in compliance with the Securities Act. Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Note and/or the Definitive Notes and in the Indenture and the Securities Act.

                  4. Check if Transferee will take delivery of a beneficial interest in an Unrestricted Global Note or of an Unrestricted Definitive Note.

         (a) Check if Transfer is pursuant to Rule 144. (i) The Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes, on Restricted Definitive Notes and in the Indenture.

         (b) Check if Transfer is Pursuant to Regulation S. (i) The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes, on Restricted Definitive Notes and in the Indenture.

         (c) Check if Transfer is Pursuant to Other Exemption. (i) The Transfer is being effected pursuant to and in compliance with an exemption from the registration requirements of the Securities Act other than Rule 144, Rule 903 or Rule 904 and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any State of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will not be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes or Restricted Definitive Notes and in the Indenture.

                           This certificate and the statements contained herein
are made for your benefit and the

benefit of the Issuers.

_____________________________________________
              [Insert Name of Transferor]

By __________________________________________
   Name:
   Title:

Dated: ______________________________________

                       ANNEX A TO CERTIFICATE OF TRANSFER

                  1.       The Transferor owns and proposes to transfer the

following:

                   [CHECK ONE OF (a) OR (b)]

                  (a)      a beneficial interest in the:

                           (i)      Rule 144A Global Note (CUSIP __________), or

                           (ii) Regulation S Global Note (CUSIP _________), or

                  (b)      a Restricted Definitive Note.

                  2.       After the Transfer the Transferee will hold:

                  [CHECK ONE]

                  (a)      a beneficial interest in the:

                           (i)      Rule 144A Global Note (CUSIP __________), or

                           (ii) Regulation S Global Note (CUSIP _________), or

                           (iii)    Unrestricted Global Note (CUSIP _________);
                                    or

                  (b)      a Restricted Definitive Note; or

                  (c)      an Unrestricted Definitive Note,

in accordance with the terms of the Indenture.

                                                                       EXHIBIT C

                         FORM OF CERTIFICATE OF EXCHANGE

Charter Communications Operating, LLC
Charter Communications Operating Capital Corp.
c/o Charter Communications, Inc.
12405 Powerscourt Drive, Suite 100
St. Louis, Missouri 63131

Wells Fargo Bank, N.A.
Corporate Trust Services
MAC N9303-120
Sixth Street and Marquette Avenue
Minneapolis, MN 55479
Telecopier No.: (612) 667-2160
Attention: Michael Lechner

                  Re:      8% Senior Second Lien Notes due 2012
                           8-3/8% Senior Second Lien Notes due 2014

                           Reference is hereby made to the Indenture, dated as
of April 27, 2004 (the "Indenture"), among Charter Communications Operating, LLC (the "Company") and Charter Communications Operating Capital Corp. ("Capital Corp" and, together with the Company, the "Issuers"), and Wells Fargo Bank, N.A., as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

                           __________________________ (the "Owner") owns and
proposes to exchange the Note[s] or interest in such Note[s] specified herein, in the principal amount of $____________________________ in such Note[s] or interests (the "Exchange"). In connection with the Exchange, the Owner hereby certifies that:

                           1.       Exchange of Restricted Definitive Notes or
Beneficial Interests in a Restricted Global Note for Unrestricted Definitive Notes or Beneficial Interests in an Unrestricted Global Note.

         (a) Check if Exchange is from beneficial interest in a Restricted Global Note to beneficial interest in an Unrestricted Global Note. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Note for a beneficial interest in an Unrestricted Global Note in an equal principal amount, the Owner hereby certifies
         (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Global Notes and pursuant to and in accordance with the United States Securities Act of 1933, as amended (the "Securities Act"), (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest in an Unrestricted Global Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States. If the Exchange is from beneficial interest in a Regulation S Global Note to beneficial interest in an Unrestricted Global Note, the Owner further certifies that it is either (x) a non-U.S. Person to whom Notes would be transferred in accordance with Regulation

         S or (y) a U.S. Person who purchased Notes in a transaction that did not require registration under the Securities Act.

         (b) Check if Exchange is from beneficial interest in a Restricted Global Note to Unrestricted Definitive Note. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Note for an Unrestricted Definitive Note, the Owner hereby certifies (i) the Definitive Note is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Definitive Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

         (c) Check if Exchange is from Restricted Definitive Note to beneficial interest in an Unrestricted Global Note. In connection with the Owner's Exchange of a Restricted Definitive Note for a beneficial interest in an Unrestricted Global Note, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest is being acquired in compliance with any applicable blue sky securities laws of any state of the United States. If the Exchange is from beneficial interest in a Regulation S Global Note to an Unrestricted Definitive Note, the Owner further certifies that it is either (x) a non-U.S. Person to whom Notes could be transferred in accordance with Regulation S or (y) a U.S. Person who purchased Notes in a transaction that did not require registration under the Securities Act.

         (d) Check if Exchange is from Restricted Definitive Note to Unrestricted Definitive Note. In connection with the Owner's Exchange of a Restricted Definitive Note for an Unrestricted Definitive Note, the Owner hereby certifies (i) the Unrestricted Definitive Note is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and
         (iv) the Unrestricted Definitive Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

                           2. Exchange of Restricted Definitive Notes or Beneficial Interests in Restricted Global Notes for Restricted Definitive Notes or Beneficial Interests in Restricted Global Notes.

                           (a)

         (a) Check if Exchange is from beneficial interest in a Restricted Global Note to Restricted Definitive Note. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Note for a Restricted Definitive Note with an equal principal amount, the Owner hereby certifies that the Restricted Definitive Note is being acquired for the Owner's own account without transfer. If the Exchange is from beneficial interest in a Regulation S Global Note to a Restricted Definitive Note, the Owner further certifies that it is either (x) a non-U.S. Person to whom Notes could be transferred in accordance with Regulation S or (y) a U.S. Person who purchased Notes in a transaction that did not require registration under the Securities Act. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the Restricted

         Definitive Note issued will continue to be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Definitive Note and in the Indenture and the Securities Act.

         (b) Check if Exchange is from Restricted Definitive Note to beneficial interest in a Restricted Global Note. In connection with the Exchange of the Owner's Restricted Definitive Note for a beneficial interest in the [CHECK ONE] Rule 144A Global Note or Regulation S Global Note with an equal principal amount, the Owner hereby certifies
         (i) the beneficial interest is being acquired for the Owner's own account without transfer and (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Notes and pursuant to and in accordance with the Securities Act, and in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the beneficial interest issued will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the relevant Restricted Global Note and in the Indenture and the Securities Act.

                           This certificate and the statements contained herein
are made for your benefit and the benefit of the Issuers.

____________________________________________
           [Insert Name of Transferor]

By __________________________________________
   Name:
   Title:

Dated: _____________________________________

                                                                       EXHIBIT D

                            FORM OF CERTIFICATE FROM

                   ACQUIRING INSTITUTIONAL ACCREDITED INVESTOR

Charter Communications Operating, LLC
Charter Communications Operating Capital Corp.
c/o Charter Communications, Inc.
12405 Powerscourt Drive, Suite 100
St. Louis, Missouri 63131

Wells Fargo Bank, N.A.
Corporate Trust Services
MAC N9303-120
Sixth Street and Marquette Avenue
Minneapolis, MN 55479
Telecopier No.: (612) 667-2160
Attention: Michael Lechner

                  Re:      8% Senior Second Lien Notes due 2012
                           8-3/8% Senior Second Lien Notes due 2014

                           Reference is hereby made to the Indenture, dated as
of April 27, 2004 (the "Indenture"), among Charter Communications Operating, LLC (the "Company") and Charter Communications Operating Capital Corp. ("Capital Corp" and, together with the Company, the "Issuers"), and Wells Fargo Bank, N.A., as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

                           In connection with our proposed purchase of
$____________ aggregate principal amount of:

                  (i)      [ ]    a beneficial interest in a Global Note, or

                  (ii)     [ ]    a Definitive Note,

we confirm that:

                           1.       We understand that any subsequent transfer
of the Notes or any interest therein is subject to certain restrictions and conditions set forth in the Indenture and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Notes or any interest therein except in compliance with, such restrictions and conditions and the United States Securities Act of 1933, as amended (the "Securities Act").

                           2.       We understand that the offer and sale of the
Notes have not been registered under the Securities Act, and that the Notes and any interest therein may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell the Notes or any interest therein, we will do so only (a) to the Company or any subsidiary thereof, (b) in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined therein), (c) to an institutional "accredited investor" (as defined below) that, prior to such transfer, furnishes (or has furnished on its behalf by a U.S.

broker-dealer) to you and to the Company a signed letter substantially in the form of this letter and an Opinion of Counsel in form reasonably acceptable to the Company to the effect that such transfer is in compliance with the Securities Act, (d) outside the United States in accordance with Rule 904 of Regulation S under the Securities Act, (e) pursuant to the provisions of Rule 144(k) under the Securities Act or (f) pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any person purchasing the Definitive Note or beneficial interest in a Global Note from us in a transaction meeting the requirements of clauses (a) through (e) of this paragraph a notice advising such purchaser that resales thereof are restricted as stated herein.

                           3.       We understand that, on any proposed resale
of the Notes or beneficial interest therein, we will be required to furnish to you and the Issuers such certifications, legal opinions and other information as you and the Issuers may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Notes purchased by us will bear a legend to the foregoing effect.

                           4.       We are an institutional "accredited
investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Notes, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

                           5.       We are acquiring the Notes or beneficial
interest therein purchased by us for our own account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

                           You and the Issuers are entitled to rely upon this
letter and are irrevocably authorized to produce this letter or a copy to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

____________________________________________
         [Insert Name of Transferor]

By __________________________________________
   Name:
   Title:

Dated: ______________________________________

                                                                       EXHIBIT E

                             FORM OF NOTE GUARANTEE

                           For value received, the undersigned hereby
unconditionally guarantees, on a senior basis jointly and severally with each other guarantor, to the Holder of this Note the cash payments in United States dollars of principal of, premium, if any, and interest on this Note (and including Special Interest payable thereon) in the amounts and at the times when due and interest on the overdue principal, premium, if any, and interest, if any, of this Note, if lawful, and the payment or performance of all other Obligations of the Company under the Indenture or this Note, to the Holder of this Note and the Trustee, in accordance with the Note, Article 11 of the Indenture and this Note Guarantee, including the terms stated in the Note, the Indenture and this Note Guarantee. The validity and enforceability of this Note Guarantee shall not be affected by the fact that it is not affixed to any particular Note. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Indenture dated as of April 27, 2004 among Charter Communications Operating, LLC, a Delaware limited liability company, Charter Communications Operating Capital Corp., a Delaware corporation, and Wells Fargo Bank, N.A., as trustee (as amended or supplemented, the "Indenture").

                           THIS NOTE GUARANTEE SHALL BE GOVERNED BY, AND
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY. Each Guarantor hereby agrees to submit to the jurisdiction of the courts of the State of New York in any action or proceeding arising out of or relating to this Note Guarantee.

                           This Note Guarantee is subject to release upon the
terms set forth in the Indenture.

                                    [GUARANTOR]

                                    By: ________________________________________
                                        Name:
                                        Title:

                                                                       EXHIBIT F

                           FORM OF SECURITY AGREEMENT

                                                                       EXHIBIT G

                         FORM OF SUPPLEMENTAL INDENTURE

       SUPPLEMENTAL INDENTURE (this "Supplemental Indenture"), dated as of

_________________________ .

                  WHEREAS Charter Communications Operating, LLC (the "Company"), Charter Communications Operating Capital Corp. ("Capital Corp") and Wells Fargo Bank, N.A., as trustee, are parties to an Indenture (as it may be amended from time to time, the "Indenture"), dated as of April 27, 2004, relating to the Company's 8% Senior Second Lien Notes due 2012 (the "Eight Year Notes") and 8-3/8% Senior Second Lien Notes due 2014 (the "Ten Year Notes" and, together with the Eight Year Notes, the "Notes");

                  WHEREAS Section 4.17 of the Indenture requires the Company to cause CCO Holdings, LLC, a Delaware limited liability company ("CCOH"), and each Subsidiary of the Company that, directly or indirectly, Guarantees or pledges any assets to secure the payment, or otherwise becomes an obligor with respect to, any Indebtedness under clause (1) of the second paragraph of Section 4.10 of the Indenture to execute and deliver to the Trustee a supplemental indenture pursuant to which CCOH or such Subsidiary, as the case may be, shall unconditionally guarantee all of the Company's obligations under the Indenture and the Notes.

                  NOW, THEREFORE, for good and valuable consideration, the receipt of which is acknowledged, the undersigned hereby agrees to guarantee the Company's obligations under the Notes on the terms and subject to the conditions set forth in Article 11 of the Indenture. From and after the date hereof, the undersigned shall be a Guarantor for all purposes under the Indenture and the Notes.

                  IN WITNESS WHEREOF, the undersigned has caused this Supplemental Indenture to be duly executed as of the date first above written.

                                   [GUARANTOR]

                                   By: _________________________________________
                                       Name:
                                       Title:

                                   CHARTER COMMUNICATIONS OPERATING,
                                   LLC, as an Issuer

                                   By: _________________________________________
                                       Name:
                                       Title: Vice President

                                   CHARTER COMMUNICATIONS OPERATING
                                   CAPITAL CORP., as an Issuer

                                   By: _________________________________________
                                       Name:
                                       Title: Executive Vice President

                                   WELLS FARGO BANK, N.A.,
                                   as Trustee

                                   By: _________________________________________
                                       Name:
                                       Title:

                                                                       EXHIBIT H

               FORM OF EXCHANGE AND REGISTRATION RIGHTS AGREEMENT

                                       F-1